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                               INDYMAC ABS, INC.,
                                    Depositor

                              INDYMAC BANK, F.S.B.,
                               Seller and Servicer

                                       And

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                            DATED AS OF MARCH 1, 2006

                         ------------------------------

            INDYMAC RESIDENTIAL MORTGAGE-BACKED TRUST, SERIES 2006-L1

            RESIDENTIAL MORTGAGE-BACKED CERTIFICATES, SERIES 2006-L1




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
                                                  TABLE OF CONTENTS


ARTICLE I DEFINITIONS
   Section 1.01.      Defined Terms.........................................................................
   Section 1.02.      Allocation of Certain Interest Shortfalls.............................................
   Section 1.03.      Accounting............................................................................

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01.      Conveyance of Mortgage Loans..........................................................
   Section 2.02.      Acceptance by Trustee.................................................................
   Section 2.03.      Repurchase or Substitution of Mortgage Loans by the Seller............................
   Section 2.04.      [Reserved]............................................................................
   Section 2.05.      Representations, Warranties and Covenants of the Servicer.............................
   Section 2.06.      Representations and Warranties of the Depositor.......................................
   Section 2.07.      Issuance of Certificates..............................................................
   Section 2.08.      Conveyance of REMIC 1 Regular Interests and Acceptance of REMIC 2 by Trustee..........
   Section 2.09.      Purposes and Powers of the Trust......................................................

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

   Section 3.01.      Servicer to Act as Servicer...........................................................
   Section 3.02.      Sub-Servicing Agreements Between Servicer and Sub-Servicers; Special Servicing........
   Section 3.03.      Successor Sub-Servicers...............................................................
   Section 3.04.      Liability of the Servicer.............................................................
   Section 3.05.      No Contractual Relationship Between Sub-Servicers and the Trustee or
                      Certificateholders....................................................................
   Section 3.06.      Assumption or Termination of Sub-Servicing Agreements by Trustee......................
   Section 3.07.      Collection of Certain Mortgage Loan Payments..........................................
   Section 3.08.      Sub-Servicing Accounts................................................................
   Section 3.09.      Collection of Taxes, Assessments and Similar Items; Servicing Accounts................
   Section 3.10.      Collection Account; Distribution Account..............................................
   Section 3.11.      Withdrawals from the Collection Account and Distribution Account......................
   Section 3.12.      Investment of Funds in the Collection Account and the Distribution Account............
   Section 3.13.      [Reserved]............................................................................
   Section 3.14.      Maintenance of Errors and Omissions and Fidelity Coverage.............................
   Section 3.15.      Enforcement of Due-On-Sale Clauses; Assumption Agreements.............................
   Section 3.16.      Realization Upon Defaulted Mortgage Loans.............................................
   Section 3.17.      Trustee to Cooperate; Release of Mortgage Files.......................................
   Section 3.18.      Servicing Compensation................................................................
   Section 3.19.      Reports to the Trustee; Collection Account Statements.................................
   Section 3.20.      Statement as to Compliance............................................................
   Section 3.21.      Assessments of Compliance and Attestation Reports.....................................
   Section 3.22.      Commission Reporting..................................................................
   Section 3.23.      Assessments of Compliance and Attestation Reports.....................................
   Section 3.24.      Access to Certain Documentation; Filing of Reports by Trustee.........................
   Section 3.25.      Title, Maintenance and Disposition of REO Property....................................
   Section 3.26.      Obligations of the Servicer in Respect of Prepayment Interest Shortfalls..............
   Section 3.27.      [Reserved]............................................................................
   Section 3.28.      Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.........
   Section 3.29.      Excess Reserve Fund Account...........................................................

ARTICLE IV FLOW OF FUNDS

   Section 4.01.      Distributions.........................................................................
   Section 4.02.      Statements............................................................................
   Section 4.03.      Remittance Reports; Advances..........................................................
   Section 4.04.      Distributions on the REMIC Regular Interests..........................................
   Section 4.05.      Allocation of Realized Losses.........................................................
   Section 4.06.      The Policy............................................................................
   Section 4.07.      Corridor Agreements...................................................................

ARTICLE V THE CERTIFICATES

   Section 5.01.      The Certificates......................................................................
   Section 5.02.      Registration of Transfer and Exchange of Certificates.................................
   Section 5.03.      Mutilated, Destroyed, Lost or Stolen Certificates.....................................
   Section 5.04.      Persons Deemed Owners.................................................................
   Section 5.05.      Appointment of Paying Agent...........................................................

ARTICLE VI THE SERVICER AND THE DEPOSITOR

   Section 6.01.      Liability of the Servicer and the Depositor...........................................
   Section 6.02.      Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or
                      the Depositor.........................................................................
   Section 6.03.      Limitation on Liability of the Servicer and Others....................................
   Section 6.04.      Servicer Not to Resign................................................................
   Section 6.05.      Delegation of Duties..................................................................
   Section 6.06.      Inspection............................................................................

ARTICLE VII DEFAULT

   Section 7.01.      Servicer Events of Termination........................................................
   Section 7.02.      Trustee to Act; Appointment of Successor..............................................
   Section 7.03.      Waiver of Defaults....................................................................
   Section 7.04.      Notification to Certificateholders....................................................
   Section 7.05.      Survivability of Servicer Liabilities.................................................

ARTICLE VIII THE TRUSTEE

   Section 8.01.      Duties of Trustee.....................................................................
   Section 8.02.      Certain Matters Affecting the Trustee.................................................
   Section 8.03.      Trustee Not Liable for Certificates or Mortgage Loans.................................
   Section 8.04.      Trustee May Own Certificates..........................................................
   Section 8.05.      Trustee Fee and Expenses..............................................................
   Section 8.06.      Eligibility Requirements for Trustee..................................................
   Section 8.07.      Resignation or Removal of Trustee.....................................................
   Section 8.08.      Successor Trustee.....................................................................
   Section 8.09.      Merger or Consolidation of Trustee....................................................
   Section 8.10.      Appointment of Co-Trustee or Separate Trustee.........................................
   Section 8.11.      Limitation of Liability...............................................................
   Section 8.12.      Trustee May Enforce Claims Without Possession of Certificates.........................
   Section 8.13.      Suits for Enforcement.................................................................
   Section 8.14.      Waiver of Bond Requirement............................................................
   Section 8.15.      Waiver of Inventory, Accounting and Appraisal Requirement.............................
   Section 8.16.      Reserved..............................................................................
   Section 8.17.      Access to Records of Trustee..........................................................

ARTICLE IX REMIC ADMINISTRATION

   Section 9.01.      REMIC Administration..................................................................
   Section 9.02.      Prohibited Transactions and Activities................................................
   Section 9.03.      Indemnification with respect to Certain Taxes and Loss of REMIC Status................

ARTICLE X TERMINATION

   Section 10.01.     Termination...........................................................................
   Section 10.02.     Additional Termination Requirements...................................................

ARTICLE XI MISCELLANEOUS PROVISIONS

   Section 11.01.     Amendment.............................................................................
   Section 11.02.     Recordation of Agreement; Counterparts................................................
   Section 11.03.     Limitation on Rights of Certificateholders............................................
   Section 11.04.     Governing Law; Jurisdiction...........................................................
   Section 11.05.     Notices...............................................................................
   Section 11.06.     Severability of Provisions............................................................
   Section 11.07.     Article and Section References........................................................
   Section 11.08.     Notice to the Rating Agencies and the Certificate Insurer.............................
   Section 11.09.     Further Assurances....................................................................
   Section 11.10.     Benefits of Agreement.................................................................
   Section 11.11.     Acts of Certificateholders............................................................
   Section 11.12.     Grant of Security Interest............................................................
   Section 11.13.     Official Record.......................................................................
   Section 11.14.     Protection of Assets..................................................................
   Section 11.15.     Qualifying Special Purpose Entity.....................................................
   Section 11.16.     Rights of the Certificate Insurer.....................................................




EXHIBITS:

Exhibit A-1       Form of Class A Certificates
Exhibit A-2       Form of Class M Certificate
Exhibit A-3       Form of Class B Certificate
Exhibit A-4       Form of Class C Certificate
Exhibit A-5       Form of Class R Certificate
Exhibit B         Copy of Certificate Guaranty Insurance Policy with respect to the Insured Certificates
Exhibit C         Form of Mortgage Loan Purchase Agreement
Exhibit D         Mortgage Loan Schedule
Exhibit E         Form of Request for Release
Exhibit F-1       Form of Trustee's Initial Certification
Exhibit F-2       Form of Trustee's Final Certification
Exhibit F-3       Form of Receipt of Mortgage Note
Exhibit G-1       Form of Class A Interest Rate Corridor
Exhibit G-1       Form of Subordinate Interest Rate Corridor
Exhibit H         Form of Lost Note Affidavit
Exhibit I         Form of Certification with respect to ERISA and the Code
Exhibit J         Form of Investment Letter
Exhibit K         Reserved
Exhibit L         Form of Transferor Certificate
Exhibit M         Form of Class R Certificate Transfer Affidavit










         This Pooling and Servicing Agreement is dated as of March 1, 2006 (the "Agreement"), among INDYMAC ABS, INC., as depositor (the "Depositor"), INDYMAC BANK, F.S.B., as seller and servicer (the "Seller" and "Servicer", as applicable) and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

         The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which Certificates in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of seven classes of certificates, designated as (i) the Class A-1 Certificates,
(ii) the Class A-2 Certificates, (iii) the Class A-3 Certificates, (iv) the Class M Certificates, (v) the Class B Certificates, (vi) the Class C Certificates and (vii) the Class R Certificates.

                                     REMIC 1

                  As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (exclusive of the Excess Reserve Fund Account and the Corridor Agreements) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest represents the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions.

                  The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.



                           Uncertificated REMIC 1           Initial Uncertificated         Latest Possible
      Designation            Pass-Through Rate                 Principal Balance           Maturity Date(1)
         LT1AA                  Variable(2)                       $ 240,100,000.00          April 25, 2011
         LT1A1                  Variable(2)                       $   1,392,520.00          April 25, 2011
         LT1A2                  Variable(2)                       $     719,000.00          April 25, 2011
         LT1A3                  Variable(2)                       $     282,130.00          April 25, 2011
          LT1M                  Variable(2)                       $      12,250.00          April 25, 2011
          LT1B                  Variable(2)                       $      44,100.00          April 25, 2011
         LT1ZZ                  Variable(2)                       $   2,450,000.00          April 25, 2011

-------------------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the earlier of (a) April 25, 2011 and (b) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof has been designated as the "latest possible maturity date" for each Uncertificated REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.






                                     REMIC 2

                  As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." The Class R-2 Interest represents the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions.

                  The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Certificate Principal Balance for each Class of Certificates that represents one or more of the "regular interests" in REMIC 2 created hereunder:


                              Pass-Through Initial            Certificate Principal          Latest Possible
         Designation                      Rate                       Balance                Maturity Date(1)
Class A-1.................            Variable(2)               $   139,252,000.00           April 25, 2011
Class A-2.................            Variable(2)               $    71,900,000.00           April 25, 2011
Class A-3.................            Variable(2)               $    28,213,000.00           April 25, 2011
Class M...................            Variable(2)               $     1,225,000.00           April 25, 2011
Class B...................            Variable(2)               $     4,410,000.00           April 25, 2011
Class C...................            Variable(3)               $             0.00           April 25, 2011



------------------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the earlier of (a) April 25, 2011 and (b) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC 2.
(2)  Calculated in accordance with the definition of "Pass-Through Rate" herein.
(3) The Class C Certificates will accrue interest at its variable Pass-Through Rate on its uncertificated Notional Amount outstanding from time to time which shall equal the aggregate Uncertificated Principal Balance of the REMIC 1 Regular Interests. The Class C Certificates will not accrue interest on its Certificate Principal Balances.

         As of the Cut-off Date, the Closing Date Mortgage Loans had an aggregate Stated Principal Balance equal to $244,995,637.38.

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:








                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.     DEFINED TERMS.

         Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations in respect of interest on the Class A Certificates and the Subordinated Certificates shall be made on the basis of a 360-day year and the actual number of days elapsed, and all other calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Class R Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest.

         "1933 Act": The Securities Act of 1933, as amended.

         "Account": Either of the Collection Account or Distribution Account.

         "Accrual Period": With respect to the Class A Certificates and the Subordinated Certificates and each Distribution Date, the period commencing on the preceding Distribution Date (or in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day preceding the current Distribution Date. With respect to the Class C Certificates and each Distribution Date, the calendar month prior to the month of such Distribution Date.

         "Accrued Certificate Interest": With respect to the Class A Certificates, the Subordinated Certificates and the Class C Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class C Certificates) of such Class immediately prior to such Distribution Date, in each case, reduced by any Net Interest Shortfalls allocated to such Class as set forth in Section 1.02.

         "Adjustable-Rate Mortgage Loan": A Mortgage Loan which provides at any period during the life of such loan for the adjustment of the Mortgage Rate payable in respect thereto. The Adjustable-Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

         "Adjustment Date": With respect to each Adjustable-Rate Mortgage Loan, each adjustment date on which the Mortgage Rate of such Mortgage Loans may change pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Advance": As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.03.

         "Adverse REMIC Event": As defined in Section 9.01 hereof.

         "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Subordinated Certificates, the sum of (i) the amount of any Realized Losses allocated to such Class of Certificates on such Distribution Date pursuant to Section 4.05(b) and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid on the preceding Distribution Date minus the amount of the increase in the related Certificate Principal Balance due to the receipt of Subsequent Recoveries as provided in
Section 4.01.

         "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to
Section 2.01 hereof or returned by the applicable recorder's office), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         "Available Funds": With respect to any Distribution Date, an amount equal to the excess, if any, of: (i) the sum of (a) the aggregate of the related Monthly Payments received on or prior to the related Determination Date, including any Subsequent Recoveries, (b) Liquidation Proceeds, Principal Prepayments and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of a related REO Property withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date, (d) the aggregate of any amounts deposited in the Collection Account by the Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date, (e) the aggregate of any Advances made by the Servicer for such Distribution Date, (f) the aggregate of any related advances made by the Trustee for such Distribution Date pursuant to Section 7.02, (g) the amounts, if any, received pursuant to an Optional Termination and (h) the Initial Deposit; over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 3.11(a) or Section 3.18 or to the Trustee pursuant to
Section 3.06 or Section 3.11(b), (b) amounts deposited in the Collection Account or the Distribution Account pursuant to clauses (i) (a) through (i)(f) above, as the case may be, in error, (c) the Trustee Fee payable from the Distribution Account pursuant to Section 4.01(a) and Section 8.05 and (d) any indemnification payments or expense reimbursements made by the Trust Fund pursuant to Section 8.05.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of New York, the State of California or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         "Certificate": Any Regular Certificate or Class R Certificate.

         "Certificate Factor": With respect to any Class of the Regular Certificates (other than the Class C Certificates) as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of the Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of such Class of Certificates as of the Closing Date. With respect to the Class C Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Notional Amount of such Class of Certificates on such Distribution Date (after giving effect to reductions thereof to be made on such Distribution Date due to reductions of the Pool Balance by scheduled principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period), and the denominator of which is the initial aggregate Notional Amount of such Class of Certificates as of the Closing Date.

         "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register (except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof). Unless otherwise specified herein, whenever reference is made herein to actions taken by the Trustee on behalf of the Certificateholders or property held by the Trustee for the benefit of the Certificateholders, such reference shall be deemed and construed as a reference to the Trustee acting on behalf of or for the benefit of the Certificateholders.

         "Certificate Insurer": Ambac Assurance Corporation, a Wisconsin stock insurance corporation or its successors in interest.

         "Certificate Insurer Default": The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Policy in accordance with its terms; or (b) the Certificate Insurer (i) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors, or (iii) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (c) a court of competent jurisdiction, the New York insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

         "Certificate Margin": With respect to the Class A Certificates and each Class of Subordinated Certificates and the Accrual Period for any Distribution Date, the margin indicated as follows:


                                              CERTIFICATE MARGIN (%)           CERTIFICATE MARGIN (%) (ACCRUAL
                                         (ACCRUAL PERIODS FOR DISTRIBUTION     PERIODS FOR DISTRIBUTION DATES
                                           DATES UP TO AND INCLUDING THE       THAT OCCUR AFTER THE OPTIONAL
                    CLASS                   OPTIONAL TERMINATION DATE)               TERMINATION DATE)
           Class A-1 Certificates                     0.075%                               0.150%
           Class A-2 Certificates                     0.170%                               0.340%
           Class A-3 Certificates                     0.250%                               0.500%
            Class M Certificates                      2.500%                               3.750%
            Class B Certificates                      2.000%                               3.000%

         "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

         "Certificate Principal Balance": With respect to any Class of Regular Certificates (other than the Class C Certificates) immediately prior to any Distribution Date, an amount equal to the initial Certificate Principal Balance thereof (A) reduced by the sum of all amounts actually distributed in respect of principal of such Class and (B) further reduced, in the case of a Subordinated Certificate, by Realized Losses allocated thereto on all prior Distribution Dates plus, with respect to the Subordinated Certificates, any increase in the Certificate Principal Balance of such Certificate due to receipt of Subsequent Recoveries pursuant to Section 4.01 (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to the Class C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates and the Subordinated Certificates then outstanding.

         "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

         "Class": Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

         "Class A Certificate": Any one of the Class A-1, Class A-2 or Class A-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3, respectively, and evidencing (i) a Regular Interest in REMIC 2, and (ii) the right to receive the Net WAC Rate Carryover Amount.

         "Class A Interest Rate Corridor": The corridor agreement between the Trustee, on behalf of the Trust Fund, and the Corridor Provider, relating to the Class A Certificates, a copy of which is attached as Exhibit G-1 to this Agreement.

         "Class A Principal Distribution Amount": With respect to any Distribution Date, the excess, if any, of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 91.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) an amount, not less than zero, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor Amount.

         "Class A Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess of (i) the Certificate Principal Balance of the Class A Certificates after giving effect to distributions of principal to be made on such Distribution Date (without regard to any payments of principal under the Policy) over (ii) the aggregate Stated Principal Balance of the Mortgage Loans on the last day of the immediately preceding Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

         "Class B Certificate": Any one of the Class B Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5, and evidencing (i) a Regular Interest in REMIC 2, and (ii) the right to receive the Net WAC Rate Carryover Amount.

         "Class B Principal Distribution Amount": With respect to any Distribution Date, the excess, if any, of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(ii) the Certificate Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal Distribution Amount on such Distribution Date), and (iii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 96.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) an amount, not less than zero, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor Amount.

         "Class C Certificate": Any one of the Class C Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6, and evidencing a Regular Interest in REMIC 2.

         "Class M Certificate": Any one of the Class M Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4, and evidencing (i) a Regular Interest in REMIC 2 and (ii) the right to receive the Net WAC Rate Carryover Amount.

         "Class M Principal Distribution Amount": With respect to any Distribution Date, the excess, if any, of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) an amount, not less than zero, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor Amount.

         "Class R Certificate": Any one of the Class R Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7 and evidencing the ownership of the Class R-1 Interest and the Class R-2 Interest.

         "Class R-1 Interest": The uncertificated Residual Interest in REMIC 1.

         "Class R-2 Interest": The uncertificated Residual Interest in REMIC 2.

         "Close of Business": As used herein, with respect to any Business Day, 5:00 p.m. (New York time).

         "Closing Date": March 17, 2006.

          "Code": The Internal Revenue Code of 1986, as amended.

         "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a), which shall be entitled "Deutsche Bank National Trust Company, as Trustee, in trust for registered Holders of IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1," which must be an Eligible Account.

         "Compensating Interest": As defined in Section 3.26 hereof.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, CA 92705-4934, or at such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Certificate Insurer and the Seller.

         "Corresponding Certificate": With respect to each REMIC 2 Regular Interest, as follows:

          REMIC 2 Regular Interest               Class
REMIC 1 Regular Interest LT1A1                    A-1
REMIC 1 Regular Interest LT1A2                    A-2
REMIC 1 Regular Interest LT1A3                    A-3
REMIC 1 Regular Interest LT1M                      M
REMIC 1 Regular Interest LT1B                      B



         "Corridor Agreements": The Class A Interest Rate Corridor and the Subordinate Interest Rate Corridor.

         "Corridor Provider":  Bear Stearns Financial Products, Inc..

         "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the aggregate Certificate Principal Balance of the Subordinated Certificates and the Class C Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Holders of the Certificates then entitled to distributions of principal on such Distribution Date.

         "Custodian": Deutsche Bank National Trust Company, as custodian of the Mortgage Files, and any successor thereto.

         "Cut-off Date": With respect to each Mortgage Loan, March 1, 2006. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

         "Deficiency Amount": With respect to any Distribution Date and the Insured Certificates, an amount, if any, equal to the sum of: (i) the aggregate amount by which the Accrued Certificate Interest allocable to the Insured Certificates for such Distribution Date exceeds the Interest Remittance Amount available on such Distribution Date to distribute to the Insured Certificates in accordance with Section 4.01(a)(ii); and (ii) (a) with respect to any Distribution Date that is not the Final Distribution Date, the Class A Overcollateralization Deficiency Amount, if any, for such Distribution Date and
(b) on the Final Distribution Date, the Certificate Principal Balance of the Insured Certificates (after giving effect to all distributions of Available Funds).

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Stated Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Certificates": As defined in Section 5.02(c) hereof.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

         "Delinquency Percentage": For any Distribution Date, the percentage obtained by dividing (x) the aggregate Stated Principal Balance of Mortgage Loans 60 days Delinquent or more or that are secured by Mortgaged Properties that have become REO Properties by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month.

         "Delinquent": A Mortgage Loan is "Delinquent" if any Monthly Payment due on a Due Date is not made by the Close of Business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such Monthly Payment has not been received by the Close of Business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due. The determination of whether a Mortgage Loan is "60 days Delinquent", "90 days Delinquent", etc. shall be made in a like manner.

         "Depositor": IndyMac ABS, Inc., a Delaware corporation, or any successor in interest.

         "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

         "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to any Distribution Date, the 18th day of the calendar month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the Business Day immediately succeeding such 18th day, except that if the succeeding Business Day is less than two Business Days before the related Distribution Date, then the Determination Date shall be the Business Day preceding the 18th day of the month.

         "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the REMIC other than through an Independent Contractor; provided, however, that the Servicer on behalf of the Trustee shall not be considered to Directly Operate an REO Property solely because the Servicer on behalf of the Trustee establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

         "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code,
(iv) an "electing large partnership" within the meaning of Section 775 of the Code or (v) any other Person so designated by the Depositor based upon an Opinion of Counsel provided by nationally recognized counsel to the Depositor that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

         "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "Distribution Account, Deutsche Bank National Trust Company, as Trustee, in trust for registered Holders of IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1," and which must be an Eligible Account.

         "Distribution Date": The 25th day of each month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in April 2006.

         "Due Date": With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due (or, in the case of any Mortgage Loan under the terms of which the Monthly Payment for such Mortgage Loan was due on a day other than the first day of the calendar month in which such Distribution Date occurs, the day during the related Remittance Period on which such Monthly Payment was due) exclusive of any days of grace.

         "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "P-1" by Moody's and "A-1" by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) with the prior written consent of the Certificate Insurer, an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) with the prior written consent of the Certificate Insurer, an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of any Class of Certificates (without regard to the Policy) as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, fire and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         "Estate in Real Property": A fee simple estate in a parcel of real property.

         "Excess Overcollateralization Amount": With respect to any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

         "Excess Reserve Fund Account": The reserve fund designated, established and maintained pursuant to Section 3.27.

         "Expense Adjusted Maximum Mortgage Rate": With respect to any Adjustable-Rate Mortgage Loan, the then applicable Maximum Mortgage Rate thereon minus the Expense Fee Rate. With respect to any Fixed-Rate Mortgage Loan, the Expense Adjusted Mortgage Rate thereon.

         "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the Expense Fee Rate.

         "Expense Amount": For any Distribution Date, the sum of (i) product of the Expense Fee Rate and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the prior calendar month and (ii) the Premium payable to the Certificate Insurer for that Distribution Date.

         "Expense Fee Rate": As to each Mortgage Loan, the sum of the Servicing Fee Rate and the Trustee Fee Rate.

         "Extra Principal Distribution Amount": With respect to any Distribution Date through the Distribution Date in June 2006, zero. With respect to any Distribution Date on or after the Distribution Date in July 2006, the lesser of
(x) the Total Monthly Excess Spread for that Distribution Date and (y) the Overcollateralization Deficiency Amount for that Distribution Date.

         "Fannie Mae": Fannie Mae or any successor thereto.

         "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

         "Final Distribution Date": The Distribution Date in April 2011.

         "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by Section 2.03,
Section 3.16(c) or Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

         "Fixed-Rate Mortgage Loan": A Mortgage Loan whose Mortgage Rate is fixed for the life of such Mortgage Loan at the fixed Mortgage Rate set forth in the related Mortgage Note.

         "Formula Rate": With respect to the Class A Certificates and Subordinated Certificates and any Distribution Date, a per annum rate equal to the lesser of (i) LIBOR plus the related Certificate Margin and (ii) the Maximum Cap Rate.

         "Freddie Mac": Freddie Mac or any successor thereto.

         "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added on each Adjustment Date to the Index, in accordance with the terms of the related Mortgage Note, used to determine the Mortgage Rate for such Mortgage Loan.

         "Highest Priority": As of any date of determination, the Class of Subordinated Certificates then outstanding with a Certificate Principal Balance greater than zero, with the highest priority for payments pursuant to Section 4.01, in the following order of decreasing priority: Class M Certificates and Class B Certificates.

         "Holder": A Certificateholder.

         "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

         "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to any of the REMICs created hereunder within the meaning of Section 856(d)(3) of the Code if such REMIC were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as each such REMIC does not receive or derive any income from such Person and provided that the relationship between such Person and such REMIC is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or
(ii) any other Person (including the Servicer), if the Trustee and the Certificate Insurer have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor, will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

         "Index": With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

         "Initial Deposit":  $ 4,387.24.

         "Insurance Account": The account or accounts created and maintained pursuant to Section 4.06, which shall be entitled "Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1." The Insurance Account must be an Eligible Account.

         "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of March 17, 2006, among the Certificate Insurer, the Trustee, the Servicer, the Seller and the Depositor.

         "Insurance Proceeds": Proceeds of any title policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

         "Insured Amount": With respect to the Insured Certificates and (i) a Distribution Date, any Deficiency Amount for such Distribution Date and (ii) any date, any Preference Amount to be paid pursuant to the terms of the Policy on such date.

         "Insured Certificates": The Class A Certificates.

         "Interest Determination Date": With respect to the Class A Certificates and Subordinated Certificates and each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

         "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans or to amounts in respect of Prepayment Interest Shortfalls paid by the Servicer.

         "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Remittance Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Subsequent Recoveries, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent on a contractual basis for such Remittance Period and not previously recovered.

         "Late Payment Rate": With respect to the Policy, the lesser of (a) the greater of (i) the per annum rate of interest published in the Wall Street Journal from time to time as the "prime rate" plus 2%, and (ii) the then applicable highest rate of interest on the Insured Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, as determined by the Certificate Insurer. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "LIBOR": With respect to each Accrual Period for the Class A Certificates and the Subordinated Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR on such Interest Determination Date will be determined on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. On such Interest Determination Date, LIBOR for the related Accrual Period will be established by the Trustee as follows:

                           (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

                           (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer and approved by the Certificate Insurer, at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks.

         "LIBOR Business Day": Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

         "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures and the Servicing Standard specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section
10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 3.23 or Section 10.01.

         "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation; (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise; or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

         "Loan-to-Value Ratio": As of any date and as to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the Mortgage Loan and the denominator of which is the Value of the related Mortgaged Property.

         "Losses": As defined in Section 9.03.

         "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

         "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

         "Marker Rate": With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ, with the rate on each such REMIC 1 Regular Interest (other than REMIC 1 Regular Interest LT1ZZ) subject to a cap equal to the lesser of (i) LIBOR plus the related Certificate Margin and (ii) the Net WAC Rate for the purpose of this calculation; and with the rate on REMIC 1 Regular Interest LT1ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

         "Maximum Cap Rate": For any Distribution Date, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average (weighted based on their Stated Principal Balances as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date) of the Expense Adjusted Maximum Mortgage Rates of the Mortgage Loans minus the Premium Rate on such Distribution Date (multiplied by a fraction the numerator of which is the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date).

         "Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 1 Pass-Through Rate applicable to REMIC 1 Regular Interest LT1ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ minus the REMIC 1 Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B, with the rate on each such REMIC 1 Regular Interest subject to a cap equal to the lesser of (i) LIBOR plus the related Certificate Margin and (ii) the Net WAC Rate for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

         "Maximum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

         "Minimum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any reduction in such payment due to any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and
(c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         "Moody's": Moody's Investors Service, Inc., or its successor in interest.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor, substantially in the form attached hereto as Exhibit C.

         "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Exhibit D, as initially prepared by the Seller pursuant to the Mortgage Loan Purchase Agreement. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan, as applicable:

         (1)      the Mortgage Loan identifying number;

         (2)      [reserved];

         (3)      the state and zip code of the Mortgaged Property;

         (4)      the original months to maturity;

         (5) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

         (6)      the Loan-to-Value Ratio at origination;
         (7)      the Mortgage Rate in effect immediately following the Cut-off
                  Date;

         (8) the date on which the first Monthly Payment was due on the Mortgage Loan;

         (9)      the stated maturity date;

         (10)     the amount of the Monthly Payment at origination;

         (11) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

         (12) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

         (13)     the original principal amount of the Mortgage Loan;

         (14) the Stated Principal Balance of the Mortgage Loan as of the Close of Business on the Cut-off Date;

         (15) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

         (16)     the Mortgage Rate at origination;

         (17) a code indicating the documentation program (i.e., full/alternate documentation, reduced documentation or no ratio);

         (18)     the Value of the Mortgaged Property;

         (19)     the sale price of the Mortgaged Property, if applicable;

         (20) the actual unpaid Stated Principal Balance of the Mortgage Loan as of the Cut-off Date;

         (21)     a code indicating the lien priority for the Mortgage Loan; and

         (22) in the case of each Adjustable-Rate Mortgage Loan, the Minimum Mortgage Rate, the Maximum Mortgage Rate, the Gross Margin, the next Adjustment Date and the Periodic Rate Cap.

         The Mortgage Loan Schedule shall set forth the following information, with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate Stated Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Servicer in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

         "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit D from time to time, and any REO Properties acquired in respect thereof.

         "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate in the case of each Fixed-Rate Mortgage Loan is the fixed rate set forth in the related Mortgage Note, and which rate in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date, shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date, and (B) as of any date of determination thereafter, shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum (rounded as provided in the Mortgage Note and as specified by the Servicer) of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin, subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that is secured by a Mortgaged Property that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgaged Property became an REO Property.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Interest Shortfalls": As defined in Section 1.02.

         "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of the related Mortgaged Property (including any REO Property), the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate and the Trustee Fee Rate.

         "Net Prepayment Interest Shortfall": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

         "Net WAC Rate": With respect to any Distribution Date and the Class A Certificates and the Subordinated Certificates, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to weighted average (weighted based on the Stated Principal Balances of the Mortgage Loans as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date) of the Net Mortgage Rates on the Mortgage Loans minus the Premium Rate on such Distribution Date (multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date). For federal income tax purposes, for any Distribution Date with respect to the REMIC 2 Regular Interests the ownership of which is represented by the Class A, Class M or Class B Certificates, the Net WAC Rate shall be expressed as the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Uncertificated REMIC 1 Pass-Through Rates on the REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Balance of each such REMIC 1 Regular Interest.

         "Net WAC Rate Carryover Amount": With respect to the Class A, Class M and Class B Certificates and any Distribution Date, the sum of (A) the positive excess, if any, of (i) the amount of interest that would have accrued on such Class of Certificates for such Distribution Date if the Pass-Through Rate for such Class of Certificates for such Distribution Date were calculated at the related Formula Rate over (ii) the amount of interest accrued on such Class of Certificates at the Net WAC Rate for such Distribution Date and (B) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously paid, together with interest thereon for the most recently ended related Accrual Period at a rate equal to the related Formula Rate for such Class of Certificates for such Distribution Date.

         "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

         "Nonrecoverable Advance": Any Advance previously made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not be ultimately recoverable from Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

         "Notional Amount": Immediately prior to any Distribution Date, with respect to REMIC 2 Regular Interest C, the aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer, acceptable to the Trustee and the Certificate Insurer, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

         "Optional Termination Date": The earliest Distribution Date on which the Terminator would be permitted to exercise its option to terminate the Trust pursuant to Section 10.01.

         "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal distribution on such Distribution Date).

         "Overcollateralization Floor Amount": With respect to any Distribution Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Overcollateralization Target Amount": With respect to any Distribution Date (i) prior to July 2006, 0%, (ii) beginning in July 2006 and prior to the Stepdown Date, 2.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (iii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (y) the Overcollateralization Floor Amount, and (iv) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates to zero, the Overcollateralization Target Amount shall be zero.

         "Overcollateralized Amount": With respect to any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Remittance Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds (ii) the aggregate Certificate Principal Balance of the Class A Certificates and the Subordinated Certificates as of such Distribution Date after giving effect to distributions to be made on such Distribution Date.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to the Class A Certificates and each Class of the Subordinated Certificates and any Distribution Date, the lesser of
(x) the related Formula Rate for such Distribution Date and (y) the Net WAC Rate for such Distribution Date. With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (a) through (g) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ. For purposes of calculating the Pass-Through Rate for the Class C Certificates, the numerator is equal to the sum of the following components:

                  (a) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1AA;

                  (b) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A1;

                  (c) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A2;

                  (d) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A3;

                  (e) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M;

                  (f) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B; and

                  (g) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ.

         "Paying Agent": Any paying agent appointed pursuant to Section 5.05. "Percentage Interest": With respect to any Certificate (other than a
Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or initial Notional Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or aggregate initial Notional Amount of the related Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for such Class totals 100%.

         "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

         "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                           (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated "A2" or higher by Moody's and "A" by S&P; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                           (iv) with the prior written consent of the Certificate Insurer, securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by a Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by S&P (and if rated by any other Rating Agency, also by such other Rating Agency) in its highest short-term unsecured debt rating available at the time of such investment;

                           (vi) units of money market funds that have been rated "Aaa" by Moody's and "AAAm" by S&P, including any such funds that may be managed or co-advised by the Trustee or an Affiliate of the Trustee; and

                           (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies and the Certificate Insurer in writing as a permitted investment of funds backing securities having ratings of "Aaa" by Moody's and "AAA" by S&P;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations. Furthermore, any Permitted Investment shall be relatively risk free and no options or voting rights shall be exercised with respect to any Permitted Investment and no Permitted Investment may be sold or disposed of before its maturity.

         "Permitted Transferee": Any transferee of a Class R Certificate, other than a Disqualified Organization or a non-U.S. Person.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

         "Policy": The Certificate Guaranty Insurance Policy No. AB0977BE issued by the Certificate Insurer in respect of the Insured Certificates, a copy of which is attached hereto as Exhibit B.

         "Pool Balance": As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

         "Premium": The premium payable to the Certificate Insurer under the Policy.

         "Premium Rate": A rate, expressed as a per annum rate, at which the Premium is payable to the Certificate Insurer under the Policy.

         "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 30% of the constant prepayment rate assumption (which represents an assumed annualized rate of prepayment relative to the then-outstanding balance of a pool of new mortgage loans).

         "Prepayment Charge": With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day and the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs, an amount equal to one month's interest on the Mortgage Loan less any interest payments made by the Mortgagor. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

         "Prepayment Period": With respect to any Distribution Date, the period commencing on the 16th day in the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the day after the Cut-Off Date) and ending on the 15th day of the calendar month in which such Distribution Date occurs.

         "Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (a) the excess of the Principal Remittance Amount over the Excess Overcollateralization Amount, if any, for such Distribution Date plus (b) the Extra Principal Distribution Amount.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

         "Principal Remittance Amount": With respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected or advanced on the Mortgage Loans by the Servicer that was due during the related Remittance Period, (ii) the principal portion of all partial and full Principal Prepayments of the Mortgage Loans applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, Subsequent Recoveries and Insurance Proceeds received during such Prepayment Period, (iv) that portion of the Purchase Price, representing principal of any purchased or repurchased Mortgage Loan, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment Period and (vi) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Section 10.01, that portion of the Termination Price, in respect of principal.

         "Private Certificate": Any of the Class B, Class C and Class R Certificates.

         "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 10.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.03, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.23, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer, the Certificate Insurer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any costs and damages incurred by the Trust Fund in connection with any violation by such loan of any predatory or abusive lending law.

         "Qualified Insurer": Any insurance company acceptable to Fannie Mae and/or Freddie Mac.

         "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement or the Mortgage Loan Purchase Agreement which must, on the date of such substitution, (i) have an outstanding Stated Principal Balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an outstanding aggregate Stated Principal Balance), after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) if the Deleted Mortgage Loan is an Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) if the Deleted Mortgage Loan is an Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) if the Deleted Mortgage Loan is an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) if the Deleted Mortgage Loan is an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) be current as of the date of substitution, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) [reserved], (xi) have the same Due Date as that of the Deleted Mortgage Loan and (xii) conform to each representation and warranty set forth in Section 3.01 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Stated Principal Balance, the Mortgage Rates described in clauses (ii) through (vi) hereof shall be satisfied for each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity (provided that no such mortgage loan may have a remaining term to maturity longer than the Deleted Mortgage Loan), the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rating Agency": Moody's and S&P or their successors, in its capacity as rating agency that has assigned ratings to the Class A Certificates and the Subordinated Certificates. If such agency or its successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor (and if rating the Insured Certificates, consented to in writing by the Certificate Insurer), notice of which designation shall be given to the Trustee and Servicer.

         "Realized Loss": With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Stated Principal Balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Mortgage Loan. If the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to principal distributions on any Distribution Date.

         "Record Date": With respect to each Distribution Date and the Class A Certificates and the Subordinated Certificates (other than any such Certificates that are Definitive Certificates), the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and the Class C Certificates, the Class R Certificates and any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

         "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Seller or the Servicer or any affiliate thereof and (iii) which have been designated as such by the Depositor; provided, however, that if fewer than two of such banks provide a LIBOR rate, then the term "Reference Banks" shall refer to any leading banks selected by the Depositor which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

         "Refinance Loan": Any Mortgage Loan the proceeds of which are used to refinance an existing Mortgage Loan.

         "Regular Certificates": Any of the Class A Certificates, the Subordinated Certificates and the Class C Certificates.

         "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be published by the Commission or its staff from time to time.

         "Reimbursement Amount": As to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.01, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate.

         "Relief Act": The Servicemembers Civil Relief Act or any similar state or local laws.

         "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Remittance Period or (without duplication) any earlier Remittance Period as a result of the application of the Relief Act or any similar state laws, the amount by which (i) interest collectible on such Mortgage Loan during each such Remittance Period is less than (ii) one month's interest on the Stated Principal Balance of such Mortgage Loan at the Mortgage Rate for such Mortgage Loan before giving effect to the application of the Relief Act or any similar state laws.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC 1": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies, required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under this Agreement (including any security interest created thereby) to the extent conveyed pursuant to Section 2.01; and (v) the Collection Account, the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes the Excess Reserve Fund Account, the Corridor Agreements, all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date.

         "REMIC 1 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, divided by (b) 12.

           "REMIC 1 Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ, in each case as of such date of determination.

         "REMIC 1 Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ.

         "REMIC 1 Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The following is a list of each of the REMIC 1 Regular Interests: REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ.

         "REMIC 1 Regular Interest LT1AA": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1AA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1A1": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1A2": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1A3": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1B": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1B shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1ZZ shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Target Overcollateralized Amount": 1% of the
Overcollateralization Target Amount.

         "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates and the Class R Certificate (in respect of the Class R-2 Interest), pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         "Remittance Report": A report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.03.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

         "REO Account": The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.23.

         "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

         "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the Close of Business on the Distribution Date in such calendar month.

         "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to
Section 3.23 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

         "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

         "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which banks in the City of New York selected by the Depositor are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, in the case of any Interest Determination Date after the initial Interest Determination Date, the lowest one-month United States dollar lending rate which such New York banks selected by the Depositor are quoting on such Interest Determination Date to leading European banks.

         "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Responsible Officer": When used with respect to the Trustee, any director, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         "Seller": IndyMac Bank, F.S.B. in its capacity as seller under the Mortgage Loan Purchase Agreement.

         "Servicer": IndyMac Bank, F.S.B., a federal savings bank, or any successor Servicer appointed as herein provided, in its capacity as Servicer hereunder.

         "Servicer Event of Termination": One or more of the events described in
Section 7.01.

         "Servicer Remittance Date": With respect to any Distribution Date, the Business Day prior to such Distribution Date.

         "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the maintenance and liquidation of the REO Property and (iv) compliance with the obligations under Sections 3.01, 3.09, 3.16, and 3.23.

         "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

         "Servicing Fee Rate": 0.25% per annum.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee, the Certificate Insurer and the Depositor on the Closing Date, as such list may from time to time be amended.

         "Servicing Standard": Shall mean the standards set forth in Section
3.01.

         "Servicing Transfer Costs": Shall mean all reasonable costs and expenses (including without limitation, legal fees and expenses) incurred by the Trustee in connection with the transfer of servicing from a predecessor Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or another successor Servicer to service the Mortgage Loans properly and effectively.

         "Startup Day": As defined in Section 9.01(b) hereof.

         "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding Stated Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Remittance Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

         "Stepdown Date": The later to occur of (a) the Distribution Date in April 2009 and (b) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans on the last day of the related Remittance Period but prior to any application of the Principal Distribution Amount to the Certificates) is greater than or equal to 8.60%.

         "Subordinated Certificate": Any Class M Certificate or Class B Certificate.

         "Subordinate Interest Rate Corridor": The corridor agreement between the Trustee, on behalf of the Trust Fund, and the Corridor Provider, relating to the Subordinate Certificates, a copy of which is attached as Exhibit G-2 to this Agreement.

         "Subsequent Recoveries": As of any Distribution Date, amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.05) specifically related to a Mortgage Loan that was the subject of a liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

         "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

         "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

         "Substitution Adjustment": As defined in Section 2.03(d) hereof.

         "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

          "Termination Price": As defined in Section 10.01(a) hereof.

         "Terminator": As defined in Section 10.01 hereof.

         "Total Monthly Excess Spread": With respect to any Distribution Date, the sum of (i) any Excess Overcollateralization Amount for such Distribution Date and (ii) the excess, if any, of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the amount required to be distributed pursuant to Section 4.01(a) and (B) the Principal Remittance Amount for such Distribution Date.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trigger Event":  A Trigger Event is in effect if:

                           (i) with respect to any Distribution Date occurring from and including April 2009 to, but not including, April 2011, the Mortgage Loans 60 or more days Delinquent, in bankruptcy, in foreclosure or that are secured by Mortgaged Properties that have become REO Properties exceed 3.00% of the aggregate Stated Principal Balance of the Mortgage Loans on such Distribution Date;

                           (ii) with respect to any Distribution Date occurring on or after April 2011, the Mortgage Loans 60 or more days Delinquent or that are secured by Mortgaged Properties that have become REO Properties exceed 4.50% of the aggregate Stated Principal Balance of the Mortgage Loans on such Distribution Date; or

                           (iii) for any Distribution Date on or after the Stepdown Date, the cumulative amount of Realized Losses incurred on the Mortgage Loans from the Cut-Off Date through the last day of the related Remittance Period (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-Off Date through the last day of the related Remittance Period) exceeds (a) 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans with respect to the Distribution Date in April 2008, plus an additional 1/12th of 0.75% of the aggregate Stated Principal Balance of the Mortgage Loans for each Distribution Date occurring in each month thereafter to and including the Distribution Date in March 2009 (b) 1.75% of the aggregate Stated Principal Balance of the Mortgage Loans with respect to the Distribution Date in April 2009, plus an additional 1/12th of 0.75% of the aggregate Stated Principal Balance of the Mortgage Loans for each Distribution Date occurring in each month thereafter to and including the Distribution Date in March 2010 (c) 2.50% of the aggregate Stated Principal Balance of the Mortgage Loans with respect to the Distribution Date occurring in April 2010, plus an additional 1/12th of 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans for each Distribution Date occurring in each month thereafter to and including the Distribution Date in March 2011 and (d) 3.00% of the aggregate Stated Principal Balance of the Mortgage Loans with respect to the Distribution Date occurring in April 2011 and each month thereafter.

         "Trust": The trust created hereunder.

         "Trustee": Deutsche Bank National Trust Company, a national banking association, or its successor in interest, or any successor Trustee appointed as herein provided.

         "Trustee Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 4.01(a) and Section 8.05 as compensation for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one month's interest at the Trustee Fee Rate on the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the first day of the calendar month prior to the month of such Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

         "Trustee Fee Rate": 0.01% per annum.

         "Trustee Float Period": With respect to each Distribution Date and the related amounts in the Distribution Account, the period commencing on the Business Day immediately preceding such Distribution Date and ending on such Distribution Date.

         "Trust Fund": All of the assets of the trust created hereunder consisting of REMIC 1, REMIC 2, the Excess Reserve Fund Account, the Insurance Account and the Corridor Agreements.

         "Trust REMIC": REMIC 1 or REMIC 2.

         "Uncertificated Accrued Interest": With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated REMIC Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interest as set forth in Section 1.02).

         "Uncertificated Principal Balance": With respect to each REMIC Regular Interest, the amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.04 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05, and the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ shall be increased by interest deferrals as provided in Section 4.05. The Uncertificated Principal Balance of each REMIC Regular Interest that has an Uncertificated Principal Balance shall never be less than zero.

         "Uncertificated REMIC Pass-Through Rate": The Uncertificated REMIC 1 Pass-Through Rate.

         "Uncertificated REMIC 1 Pass-Through Rate": With respect to each REMIC 1 Regular Interest and any Distribution Date, a per annum rate equal to the weighted average (weighted based on the Stated Principal Balances of the Mortgage Loans as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date) of the Net Mortgage Rates on the Mortgage Loans minus the Premium Rate on such Distribution Date (multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Remittance Period, adjusted to reflect unscheduled principal payments made thereafter that were included in the Principal Distribution Amount on the immediately preceding Distribution Date).

         "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the insurance policies required to be maintained pursuant to Section 3.14.

         "United States Person": A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations); provided, that for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless (a) all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons or (b) the partnership treats all income as effectively connected income within the meaning of Section 864 of the Code, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in
Section 7701 of the Code or successor provisions. The term "U.S. Person" refers to a United States Person.

         "Unpaid Interest Shortfall Amount": With respect to the Class A Certificates and any Class of Subordinated Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Accrued Certificate Interest for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed to such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

         "Value": With respect to a Mortgage Loan other than a Refinance Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; with respect to a Refinance Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinance Loan.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times, the Class A Certificates, the Subordinated Certificates and the Class C Certificates shall have 99% of the Voting Rights (allocated among the Holders of the Class A Certificates, the Subordinated Certificates and the Class C Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates), and the Class R Certificates shall have 1% of the Voting Rights. The Voting Rights allocated to any Class of Certificates (other than the Class R Certificates) shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance or Notional Amount of such Certificates; provided, that any Certificate registered in the name of the Seller, the Depositor or its Affiliate shall not be eligible to vote or be considered outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect a consent has been obtained unless the Seller, the Depositor or its Affiliates own 100% of the related Class of such Certificates. The Voting Rights allocated to the Class R Certificates shall be allocated among all Holders of such Class in proportion to such Holders' respective Percentage Interests in the Class R Certificates; provided, however, that when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with such Holders' respective Percentage Interests in the Class R Certificates.

         Section 1.02. ALLOCATION OF CERTAIN INTEREST SHORTFALLS.

         For purposes of calculating the amount of the Accrued Certificate Interest for the Class A Certificates, the Subordinated Certificates and the Class C Certificates for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date (together, "Net Interest Shortfalls") shall be allocated first, to reduce the interest accrued on the Class C Certificates in the related Accrual Period up to an amount equal to one month's interest at the then applicable Pass-Through Rate on the Notional Amount of such Certificates and, thereafter, to reduce the interest accrued during the related Accrual Period on the Class A Certificates and the Subordinated Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate.

         For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 1 Regular Interest.

         Section 1.03. ACCOUNTING.

         Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are required to be taken into account, such definition or calculation, and any related definitions or calculations, shall be determined without duplication of such functions.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. CONVEYANCE OF MORTGAGE LOANS.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse, in trust for the benefit of the Certificateholders and the Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to: (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Stated Principal Balance as of the Cut-off Date, all interest and principal received thereon after the Cut-off Date (other than interest and principal due on such Mortgage Loans on or before the Cut-off Date); (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement; and (vi) all other assets included or to be included in the Trust Fund. The Depositor hereby directs the Trustee to execute the Corridor Agreements.

         In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee or its designated agent (the "Custodian"), the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (with respect to each Mortgage Loan, a "Mortgage File"):

                           (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of Deutsche Bank National Trust Company, as Trustee, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Stated Principal Balance of which is less than or equal to 2.0% of the Pool Balance as of the Cut-off Date;

                           (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

                           (iii) an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "Deutsche Bank National Trust Company, as Trustee, without recourse";

                           (iv) an original copy of any intervening Assignment, showing a complete chain of assignments;

                           (v) the original or a certified copy of the lender's title insurance policy; and

                           (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

         With respect to up to 30% of the Mortgage Loans, the Depositor may deliver all or a portion of each related Mortgage File to the Trustee not later than five Business Days after the Closing Date (such Mortgage Loans, the "Delayed Delivery Mortgage Loans").

         If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Servicer, in its capacity as Seller, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Servicer, in its capacity as Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Trustee or the Custodian, promptly upon receipt thereof. The Servicer or the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Servicer, in its capacity as Seller, shall have 90 days to cure such defect or deliver such missing document to the Trustee or the Custodian, to the extent required pursuant to Section 2.03. If the Seller does not cure such defect or deliver such missing document within such time period, the Servicer, in its capacity as Seller, shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03, to the extent required pursuant to Section 2.03.

         The Depositor (at the expense of the Seller) shall cause the Assignments which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded. The Depositor shall furnish the Trustee, or its designated agent, with a copy of each Assignment submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

         Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates (with respect to the Class A Certificates only, without regard to the Certificate Policy; provided further, however, each Assignment shall be submitted for recording by the Originator (or by the Servicer at the expense of the Originator in the case of clauses (v) and (vi) below) in the manner described above, at no expense to the Trust Fund, the Servicer or the Trustee, upon the earliest to occur of: (i) direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) [reserved], (iii) the occurrence of a bankruptcy or insolvency relating to the Originator, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof, (v) with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) with respect to any Assignments, the payment in full of the related Mortgage Note if required in the applicable jurisdiction. Notwithstanding the foregoing, if the Originator is unable to pay the cost of recording the Assignments, such expense shall be paid by the Trustee and shall be reimbursable to the Trustee as an Extraordinary Trust Fund Expense.

         The Depositor herewith delivers to the Trustee an executed original of the Mortgage Loan Purchase Agreement.

         The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 270 days of its submission for recordation. In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 270 day period, the Servicer shall deliver to the Custodian, within such 270 day period, an Officer's Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known, and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and, upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.

         Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date, the Depositor shall either:

         (x) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delayed Delivery Mortgage Loan; or

         (y)(A) cause the Seller to repurchase the Delayed Delivery Mortgage Loan or (B) substitute a Qualified Substitute Mortgage Loan for a Delayed Delivery Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions in Section 2.03 (treating each such Delayed Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such
Section 2.03);

provided, however, that if the Depositor fails to deliver a Mortgage File for any Delayed Delivery Mortgage Loan within the period specified herein, the Depositor shall cause the Seller to use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Delayed Delivery Mortgage Loan; provided, further, that the cure period provided for in Section 2.02 or in
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delayed Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such period, the Trustee shall send a certification for the Delayed Delivery Mortgage Loans delivered during such period in accordance with the provisions of Section 2.02.

         Section 2.02. ACCEPTANCE BY TRUSTEE.

         Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

         The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Notes (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

         The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review, or that it has reviewed pursuant to Section 2.01 (or to cause the Custodian to review or that it has caused the Custodian to have reviewed), each Mortgage File on or prior to the Closing Date, with respect to each Mortgage Loan (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof). The Trustee further agrees, for the benefit of the Certificateholders and the Certificate Insurer, to certify in substantially the form attached hereto as Exhibit F-1, within 45 days after the Closing Date, with respect to each Mortgage Loan (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1) and (2) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Within the year commencing on the Closing Date and ending on the first anniversary date of the Closing Date, the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor, the Seller, the Certificate Insurer and the Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or to not meet the requirements of Section 2.01, at the conclusion of its review the Trustee shall indicate such on the exception report annexed to the final certification sent to the Seller, the Depositor, the Certificate Insurer and the Servicer. In addition, upon the discovery by the Seller, the Depositor, the Certificate Insurer or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

         Section 2.03. REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS BY THE
SELLER.

         (a) Upon discovery or receipt of written notice of any document which does not conform to the requirements of Section 2.01, or that a document is missing from a Mortgage File, or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which in any such case materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Trustee shall promptly notify the Seller, the Depositor, the Certificate Insurer and the Servicer of such defect, missing document or breach and request that the Seller, if and to the extent required under the Mortgage Loan Purchase Agreement, deliver such missing document or cure such defect or breach within 90 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, if and to the extent required under the Mortgage Loan Purchase Agreement, the Servicer or the Trustee, in accordance with Section 3.02(b), shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period; provided, that in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed (i) that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders and the Certificate Insurer and (ii) that the Seller shall not have any obligation to provide any such cure, repurchase or substitution remedy with respect to any such defect or breach to the extent such defect or breach occurred as a result of the problem associated with the related Mortgage Loan that is identified on Schedule II to the Mortgage Loan Purchase Agreement.

         (b) As promptly as practicable following the earlier of discovery by the Depositor or receipt of notice by the Depositor of the breach of any representation, warranty or covenant of the Depositor set forth in Section 2.06 which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, the Depositor shall cure such breach in all material respects.

         (c) As promptly as practicable following the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

         (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is two years after the Closing Date. The final maturity date of such Qualified Substitute Mortgage Loan must be on or before March 2011. As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage and the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Servicer a certification substantially in the form of Exhibit F-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Remittance Period ending in the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Trustee shall give written notice to the Certificateholders and the Certificate Insurer that such substitution has taken place, and the Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution by the Seller, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

         For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the date of substitution, together with one month's interest on such Stated Principal Balance at the applicable Net Mortgage Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account, to the extent required under the Mortgage Loan Purchase Agreement, an amount equal to the Substitution Adjustment, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the Mortgage File or Files with respect to the applicable Deleted Mortgage Loan(s), and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(e) Upon discovery by the Depositor, the Certificate Insurer or the Servicer or receipt of written notice by the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall, within two Business Days, give written notice thereof to the other parties hereto. In connection therewith, the Servicer or the Trustee, in accordance with Section 3.02(b), shall enforce the obligations of the Seller to repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by the Seller if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Mortgage Loan Purchase Agreement. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(d). The Trustee shall reconvey to the Seller, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased pursuant to Section 2.03(a).

         Section 2.04. [RESERVED].

         Section 2.05. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
SERVICER.

         The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificate Insurer and the Certificateholders, and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                           (i) The Servicer is duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where each Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                           (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                           (iii) The execution and delivery of this Agreement by the Servicer and the performance and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

                           (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

                           (v) [Reserved];

                           (vi) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                           (vii) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, (A) may result in any change in the business, operations, financial condition, properties or assets of the Servicer that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or validity or enforceability of, this Agreement, or
         (B) may result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or (C) may result in any material liability on the part of the Servicer, or (D) would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or (E) would otherwise be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                           (viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains any untrue statement of a material fact; and

                           (ix) The Servicer covenants that its computer and other systems used in servicing the Mortgage Loans operate in a manner such that the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the Certificate Insurer and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the Seller, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Servicer, the Seller, the Certificate Insurer and the Trustee.

         Section 2.06. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         The Depositor represents and warrants to the Trust and to the Trustee, for the benefit of each of the Trustee, the Certificateholders and the Certificate Insurer, that as of the Closing Date or as of such date specifically provided herein:

                           (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                           (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                           (iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

                           (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

                           (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                           (vi) The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor or the ability of the Depositor to perform its obligations under this Agreement;

                           (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement and as would not have a material adverse effect on the validity of this Agreement or the Certificates);

                           (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under state securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                           (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement. It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the of the Certificateholders and the Certificate Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto, and in no event later than two Business Days from the date of such discovery. Unless such breach shall not be susceptible of cure within 90 days, the obligation of the Depositor set forth in Section 2.03(b) to cure breaches shall constitute the sole remedy against the Depositor available to the Certificateholders, the Servicer and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.06.

         Section 2.07. ISSUANCE OF CERTIFICATES.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections
2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund. The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all ownership interests evidenced or constituted by the Certificates, shall be as set forth in this Agreement.

         Section 2.08. CONVEYANCE OF REMIC 1 REGULAR INTERESTS AND ACCEPTANCE OF REMIC 2 BY TRUSTEE.

         (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the assets described in the definition of REMIC 1 for the benefit of the holders of the REMIC 1 Regular Interests (which are uncertificated) and the Class R Certificates (in respect of the Class R-1 Interest). The Trustee acknowledges receipt of the assets described in the definition of REMIC 1 and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC 1 Regular Interests and the Class R Certificates (in respect of the Class R-1 Interest). The interests evidenced by the Class R-1 Interest, together with the REMIC 1 Regular Interests, constitute the entire beneficial ownership interest in REMIC 1.

         (b) Reserved.

         (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 1 Regular Interests (which are uncertificated) for the benefit of the Holders of the REMIC 2 Regular Interests (which are uncertificated) and the Class R Certificates (in respect of the Class R-2 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the Regular Certificates and the Class R Certificates (in respect of the Class R-2 Interest). The interests evidenced by the Class R-2 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 2.

         (d) Reserved.

         (e) Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 (including the Residual Interest therein represented by the Class R-1 Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.08(a), (ii) [reserved] and (iii) the assignment and delivery to the Trustee of REMIC 2 (including the Residual Interest therein represented by the Class R-2 Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.08(c), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest and the Class R-2 Interest.

         Section 2.09. PURPOSES AND POWERS OF THE TRUST.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

                           (i) to acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

                           (ii) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

                           (iii) to make payments on the Certificates;

                           (iv) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                           (v) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The Trust is hereby authorized to engage in the foregoing activities. The Trustee and the Servicer shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 66 2/3% or more of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

         Section 3.01. SERVICER TO ACT AS SERVICER.

         The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                           (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

                           (ii) the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

                           (iii) the Servicer's obligation to make Advances or Servicing Advances; or

                           (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

         Subject only to the above-described servicing standards and the terms of this Agreement and of the Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee, when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders, the Certificate Insurer and the Trustee, and upon notice to the Trustee and the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to
Section 3.17, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder; provided, such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Trustee for execution. The Trustee shall not be liable for the actions of the Servicer or any Sub-Servicers under such powers of attorney.

         Subject to Section 3.09 hereof, in accordance with the servicing standards of the preceding paragraphs, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section
3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

         Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Stated Principal Balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (B) any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. The Servicer shall also not permit extensions beyond the Final Distribution Date.

         Section 3.02. SUB-SERVICING AGREEMENTS BETWEEN SERVICER AND SUB-SERVICERS; SPECIAL SERVICING.

         (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans; provided, however, that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates (without regard to the Policy).

         Each Sub-Servicer shall be (i) authorized and licensed to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders or the Certificate Insurer without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights (excluding any Certificates held by the Seller, the Servicer or any Affiliate thereof) and the Certificate Insurer (unless the Policy has been canceled upon the payment in full of the Insured Certificates or a Certificate Insurer Default has occurred and is continuing); provided, further, that the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights (excluding any Certificates held by the Seller, the Servicer or any Affiliate thereof) or the Certificate Insurer shall not be required (i) to cure any ambiguity or defect in a Sub-Servicing Agreement, (ii) to correct, modify or supplement any provisions of a Sub-Servicing Agreement, or (iii) to make any other provisions with respect to matters or questions arising under a Sub-Servicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights (excluding any Certificates held by the Seller, the Servicer or any Affiliate thereof) and the Certificate Insurer (unless the Policy has been canceled upon the payment in full of the Insured Certificates or a Certificate Insurer Default has occurred and is continuing) from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

         (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Certificate Insurer and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement and of the Seller under the Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in
Section 2.03(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Mortgage Loan Purchase Agreement against the Seller shall be effected by the Servicer to the extent it is not the Seller, and otherwise by the Trustee in accordance with the foregoing provisions of this paragraph.

         Section 3.03. SUCCESSOR SUB-SERVICERS.

         The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

         Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Servicer or the Trustee (if the Trustee is acting as Servicer) without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Trustee, if such party is then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Termination).

         Section 3.04. LIABILITY OF THE SERVICER.

         Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05. NO CONTRACTUAL RELATIONSHIP BETWEEN SUB-SERVICERS AND THE TRUSTEE OR CERTIFICATEHOLDERS.

         Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and neither the Trustee nor the Certificateholders shall be deemed parties thereto, and neither the Trustee nor the Certificateholders shall have any claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

         Section 3.06. ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENTS BY TRUSTEE.

         In the event the Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Termination), the successor Servicer or the Trustee if it becomes successor Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trustee (or the successor Servicer appointed pursuant to Section 7.02) shall be deemed, subject to Section 3.03, to have assumed all of the departing Servicer's interest therein and to have replaced the departing Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the departing Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) neither the Trustee nor any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

         The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party. All Servicing Transfer Costs shall be paid by the predecessor Servicer (or, if the predecessor Servicer is the Trustee, the Servicer that immediately preceded the Trustee) upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case, the successor Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust Fund).

         Section 3.07. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) subject to the last sentence of
Section 3.02, extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that (i) the Servicer shall determine that such forbearance is not materially adverse to the interests of the Certificateholders (taking into account any estimated loss that might result absent such action) and is expected to minimize the loss on such Mortgage Loan, (ii) the Servicer shall not initiate any new lending to such Mortgagor through the Trust Fund and (iii) in no event shall the Servicer grant any such forbearance (other than as permitted by the second sentence of this Section) with respect to any one Mortgage Loan more than once in any 12 month period or more than three times over the life of such Mortgage Loan. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 shall be reflected in writing in the Mortgage File.

         Section 3.08. SUB-SERVICING ACCOUNTS.

         In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer's receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

         Section 3.09. COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all Escrow Payments collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to: (i) effect payment of taxes, assessments and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) to pay the Servicer excess interest on funds in the Servicing Accounts to the extent permitted as provided below; or
(vi) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. In the event the Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Servicer will be responsible for the administration of the Servicing Accounts and will be obligated to make Servicing Advances to such accounts when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within 10 Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Servicer may pay to itself any excess interest on funds in the Servicing Accounts, to the extent such action is in conformity with the Servicing Standard, is permitted by law and such amounts are not required to be paid to Mortgagors or used for any of the other purposes set forth above.

         Section 3.10. COLLECTION ACCOUNT; DISTRIBUTION ACCOUNT.

         (a) On behalf of the Trust Fund, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificate Insurer and the Certificateholders. The Collection Account shall be an Eligible Account. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the Servicer's receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the Cut-off Date) or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date, but allocable to a Remittance Period subsequent thereto:

                           (i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;

                           (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

                           (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01) and Subsequent Recoveries;

                           (iv) any amounts required to be deposited pursuant to
         Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                           (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                           (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16(c) or Section 10.01; and

                           (vii) all amounts required to be deposited in connection with Substitution Adjustments pursuant to Section 2.03.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, late payment charges, assumption fees, modification fees, insufficient funds charges and ancillary income need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

         (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee, the Certificate Insurer and the Certificateholders. The Distribution Account will be an Eligible Account. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and any other amounts deposited hereunder that are required to be deposited in the Distribution Account funds reimbursable pursuant to Section 3.27, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause
(ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Servicer, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

         (c) Funds in the Collection Account and the Distribution Account shall be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee and the Certificate Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer, the Certificate Insurer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

         (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request in writing that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

                           (i) any Advances, as required pursuant to Section
         4.03;

                           (ii) any amounts required to be deposited pursuant to
         Section 3.23(d) or (f) in connection with any REO Property;

                           (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01;

                           (iv) any Compensating Interest to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall;

                           (v) any amounts required to be paid or reimbursed to the Trustee pursuant to the Agreement (to the extent required to be paid by the Servicer), including, but not limited to Section 3.06 and
         Section 7.02 (to the extent required to be paid by the Servicer); and

                           (vi) any amounts required to be deposited pursuant to
         Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Distribution Account (other than any such losses incurred during the Trustee Float Period).

         Section 3.11. WITHDRAWALS FROM THE COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT.

         (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

                           (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to
         Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                           (ii) subject to Section 3.16(d), to reimburse the Servicer for (a) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing
         Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.03 or (b) any unreimbursed Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds, Subsequent Recoveries and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances;

                           (iii) subject to Section 3.16(d), to pay the Servicer or any Sub-Servicer (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan, and (c) any Servicing Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;

                           (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                           (v) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                           (vi) to reimburse the Servicer for any Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of
         Section 4.03;

                           (vii) to pay, or to reimburse the Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

                           (viii) to reimburse the Servicer or the Depositor for expenses incurred by or reimbursable to the Servicer or the Depositor pursuant to Section 6.03;

                           (ix) to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in connection with any breach or defect giving rise to the purchase obligation under Section
         2.03 of this Agreement, including any expenses arising out of the enforcement of the purchase obligation (other than with respect to a breach caused by the Servicer);

                           (x) to pay itself any Prepayment Interest Excess;

                           (xi) to pay itself to the extent permitted under
         Section 3.06;

                           (xii) to withdraw any funds deposited in the Collection Account in error; and

                           (xiii) to clear and terminate the Collection Account pursuant to Section 10.01.

         The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

         The Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi) and (vii) above. The Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above; provided that an Officer's Certificate in the form described under Section 4.03(d) shall suffice for such written notification to the Trustee in respect hereof.

         (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                           (i) to make distributions in accordance with Section 4.01;

                           (ii) to pay itself the Trustee Fee pursuant to
         Section 4.01 and Section 8.05;

                           (iii) to pay any amounts in respect of taxes pursuant to Section 9.01(g);

                           (iv) to clear and terminate the Distribution Account pursuant to Section 10.01;

                           (v) to pay any amounts required to be paid to the Trustee pursuant to this Agreement, including but not limited to funds required to be paid pursuant to Section 2.01, Section 3.06, Section 7.02, Section 8.05 and Section 9.01(c);

                           (vi) to pay to itself as additional compensation any interest or investment income earned on funds on deposit in the Distribution Account during the Trustee Float Period to the extent provided in Section 3.12(b);

                           (vii) to pay to the Servicer as servicing compensation any interest or investment income earned on funds on deposit in the Distribution Account (other than during the Trustee Float Period) to the extent provided in Section 3.12(b); and

                           (viii) to withdraw any funds deposited in the Distribution Account in error;

         Section 3.12. INVESTMENT OF FUNDS IN THE COLLECTION ACCOUNT AND THE DISTRIBUTION ACCOUNT.

         (a) The Servicer shall direct any depository institution maintaining the Collection Account (except with respect to the Trustee Float Period) and the Distribution Account, and the Trustee may direct any depository institution maintaining (during the Trustee Float Period) the Distribution Account (each such account, for purposes of this Section 3.12, an "Investment Account") to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand,
(i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon or if such investment is managed or advised by a Person other than the Trustee or an Affiliate of the Trustee, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. Funds in the Distribution Account may also be held uninvested. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such), or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and, other than with respect to the Trustee Float Period, the Distribution Account and any income realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

         (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

         (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account, it being understood and agreed that the Trustee shall have no duty to monitor investments in the Investment Accounts.

         (b) All income realized from the investment of funds on deposit in the Collection Account, the Distribution Account (except with respect to the Trustee Float Period), and any REO Account held by or on behalf of the Servicer shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. All income realized from the investment of funds on deposit in the Distribution Account during the Trustee Float Period held by or on behalf of the Trustee shall be for the benefit of the Trustee and shall be subject to its withdrawal in accordance with
Section 3.12. The Servicer shall deposit in the Collection Account, the Distribution Account (except with respect to the Trustee Float Period) or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. The Trustee shall deposit in the Distribution Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such account during the Trustee Float Period immediately upon realization of such loss. The Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Trustee does not guarantee the performance of any Permitted Investment.

         Section 3.13. [RESERVED].

         Section 3.14. MAINTENANCE OF ERRORS AND OMISSIONS AND FIDELITY
COVERAGE.

         The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from the Rating Agencies. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from the Rating Agencies. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

         Section 3.15. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
AGREEMENTS.

         The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the conditions contained in the Mortgage Note and the Mortgage related thereto and the consent of the mortgagee under the Mortgage Note or the Mortgage is not otherwise so required under the Mortgage Note or the Mortgage as a condition to the transfer. The Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 3.16. REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         (a) The Servicer shall use reasonable efforts, in accordance with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11 and
Section 3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

         (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

         (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

         (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this Section
3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

         If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund; provided, that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to Section 4.03(d). The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(iii) and (a)(vii), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

         (c) The Servicer may agree to a modification of any Mortgage Loan (a "Modified Mortgage Loan") at the request of the related Mortgagor if (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Modified Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated Mortgage Loans having similar terms and (ii) the Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the deposit of the Purchase Price by the Servicer, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of the deposit of the Purchase Price and the risk of default thereon, shall pass to the Servicer. The Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan.

         The Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Collection Account pursuant to Section 3.10(a)(vii) within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto. The Servicer covenants and agrees to indemnify the Trustee and the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section 3.16(c), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Servicer (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, but not any related indemnification, if permitted by law, pending the outcome of such proceedings). The Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund. In no event shall the Servicer have the discretion to sell a delinquent or defaulted Mortgage Loan.

         (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Subsequent Recoveries or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances pursuant to Section 3.11(a)(iii) and Advances pursuant to Section 3.11(a)(ii); third, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Mortgage Loan. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

         Section 3.17. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

         (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee two executed copies of a Request for Release in the form of Exhibit E (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer) and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, within five Business Days, release and send by overnight mail, at the expense of the Servicer, the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon any request made by or on behalf of the Servicer and delivery to the Trustee of two copies of a Request for Release in the form of Exhibit E signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Trustee an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Trustee, the Servicer shall provide notice to the Trustee of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of two copies of a Request for Release from a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, one copy of such Request for Release with respect to such Mortgage Loan shall be released by the Trustee to the Servicer or its designee.

         (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, copies of, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.18. SERVICING COMPENSATION.

         As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Subsequent Recoveries or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.

         Additional servicing compensation in the form of assumption fees, late payment charges, insufficient funds charges, Prepayment Charges, ancillary income or otherwise shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         In addition, the Servicer shall be entitled to any Prepayment Interest Excess, which it may withdraw from the Collection Account pursuant to Section 3.11(a)(x).

         Section 3.19. REPORTS TO THE TRUSTEE; COLLECTION ACCOUNT STATEMENTS.

         Not later than twenty days after each Distribution Date, the Servicer shall forward, upon request, to the Trustee, the Certificate Insurer and the Depositor, the most current available bank statement for the Collection Account. Copies of such statement shall be provided by the Trustee to any Certificateholder or Certificate Owner, to the Certificate Insurer and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party; provided, that such statement is delivered by the Servicer to the Trustee.

         Section 3.20. STATEMENT AS TO COMPLIANCE.

         The Servicer shall deliver to the Trustee via electronic mail (DBSEC.Notifications@db.com), the Depositor, the Certificate Insurer and the Rating Agencies on or before March 15 of each year, commencing in 2007, an officer's certificate, certifying that with respect to the period ending December 31st of the prior year: (i) the Servicer or such Servicing Officer, as applicable, has reviewed the activities of the Servicer during the preceding calendar year or portion thereof and its performance under this Agreement and
(ii) to the best of the Servicer's or such Servicing Officer's knowledge, as applicable, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee. In addition to the foregoing, the Servicer will, to the extent reasonable, give any other servicing information required by the Commission pursuant to applicable law.

         Section 3.21. ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS.

         The Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria (as set forth in Exhibit R hereto). Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer shall deliver to the Trustee via electronic mail (DBSEC.Notifications@db.com), the Certificate Insurer and the Depositor prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Depositor, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

                  a. A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

                  b. A statement by such officer that such officer used the Servicing Criteria, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

                  c. An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

                  d. A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

                  e. A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit R hereto which are indicated as applicable to the Servicer.

         Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, the Servicer shall furnish to the Trustee and the Depositor a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause and any sub-servicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any Sub-Servicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit R hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by March 15th of such year, the Depositor, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 25th of such year.

         Failure of the Servicer to timely comply with this Section 3.21 may be deemed an Event of Default. The Trustee shall, with the consent of the Depositor, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, give notice to Certificateholders that they have ten Business Days to object. If no such objection is received and so long as no Certificate Insurer Default is continuing, if the Certificate Insurer consents in writing, the Trustee shall immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         The Trustee shall, prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit R hereto which are indicated as applicable to the "trustee."

         The Servicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer's obligations under this Section 3.21.

         Section 3.22. COMMISSION REPORTING.

                           (i) Unless and until a Form 15 Suspension Notice shall have been filed, the Trustee shall, within 15 days after each Distribution Date and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D (the "Distribution Report") with a copy of the Monthly Statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and, if applicable, including the information required by each of the items set forth in Part II thereof, subject to the receipt of the information set forth in (f) below, in the case of information not required to be provided by the Trustee.

                           (ii) Except with respect to the Distribution Report to be filed following the first Distribution Date, the Trustee shall prepare each Distribution Report and, no later than 5 Business Days prior to the date on which such Distribution Report is required to be filed, deliver a copy of such Distribution Report to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Distribution Report. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Distribution Report to the Depositor for signature no later than three Business Days prior to the date on which such Distribution Report must be filed by the Trustee in accordance with clause (i) above. The Depositor shall execute the final Distribution Report and deliver the same to the Trustee via electronic mail (DBSEC.Notifications@db.com) or facsimile no later than the Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the Distribution Report is required to be filed), with an original executed hard copy to follow by overnight mail. With respect to the Distribution Report to be filed following the first Distribution Date, the Depositor shall prepare and execute such Distribution Report and, no later than 5 Business Days prior to the date on which such Distribution Report is required to be filed, deliver a copy of such Distribution Report to the Trustee. The Trustee shall attach thereto the Monthly Statement furnished by the Trustee to the Certificateholders for such Distribution Date and file such Distribution Report in accordance with clause (a) above.

                           (iii) The Depositor shall prepare and file Current Reports on Form 8-K, as and when required.

                           (iv) Prior to January 30th of the first year in which the Trustee is able to do so under applicable law, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund.

                           (v) Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, the Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Servicer pursuant to Sections 3.20 and 3.21. Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31st of each year thereafter, the Trustee shall, subject to subsection (e) below, file a Form 10-K, with respect to the Trust Fund. The Trustee shall prepare each Form 10-K and, no later than 5 Business Days prior to the date on which such Form 10-K is required to be filed, deliver a copy of such Form 10-K to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Form 10-K. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-K to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-K must be filed by the Trustee in accordance with this clause (iv). The Depositor shall execute the final Form 10-K and deliver the same to the Trustee via electronic mail (DBSEC.Notifications@db.com) or facsimile no later than Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the Form 10-K is required to be filed), with an original executed hard copy to follow by overnight mail. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to Sections 3.20 and 3.21 and a certification in the form attached hereto as Exhibit O-1 (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.

                           (vi) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's or Depositor's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit S as the responsible party for providing that information, if other than the Trustee or the Depositor, as applicable, as and when required as described above. Each of the Trustee, the Servicer and the Depositor, as applicable, hereby agree to notify and provide to the Trustee and the Depositor all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit S as the responsible party for providing that information. In the case of information to be included in the Form 10-D, such information shall be delivered to the Trustee no later than no later than 5 calendar days following each Distribution Date. In the case of information to be included in the Form 8-K, such information shall be delivered to the Depositor no later than 2 Business Days following the occurrence of a reportable event. In the case of information to be included in the Form 10-K, such information, other than the documentation provided pursuant to Sections 3.20, 3.21 and 3.22, shall be delivered to the Trustee no later than (x) March 1, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 1st of each year thereafter. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB. The Trustee shall provide electronic or paper copies of all Form 10-D, 8-K and 10-K filings free of charge to any Certificateholder upon request.

                           (vii) The Trustee shall sign a certification (in the form attached hereto as Exhibit O-2) for the benefit of the Depositor and its officers, directors and Affiliates. The Trustee's certification shall be delivered to the Depositor no later than March 18th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Depositor Certification to the Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

                           (viii) The Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Trustee's obligations under this Section 3.22, Section 3.21 or (ii) any material misstatement or omission contained in any information provided by the Trustee including, without limitation, in the certification provided by the Trustee in the form of Exhibit O-2 or the Assessment of Compliance provided pursuant to Section 3.21. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Trustee, in connection with (i) a breach of the Trustee's obligations under this Section 3.22, Section 3.21 or (ii) any material misstatement or omission contained in any information provided by the Trustee including, without limitation, in the certification provided by the Trustee in the form of Exhibit O-2, or in the Assessment of Compliance or Attestation report provided pursuant to Section 3.21, agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         The Servicer shall indemnify and hold harmless the Depositor, the Trustee, the Certificate Insurer and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Servicer's obligations under Sections 3.20, 3.21 or 3.22 or (ii) any material misstatement or omission contained in any information provided by the Servicer including, without limitation, in the information provided pursuant to Sections 3.20 and 3.21. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         The Depositor shall indemnify and hold harmless the Servicer, the Trustee, the Certificate Insurer and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Depositor's obligations under this Section 3.22 or (ii) any material misstatement or omission contained in any information provided by the Depositor.

                           (ix) The Trustee will have no duty or liability to verify the accuracy or sufficiency of any information not prepared by it included in any Form 10-D, Form 10-K or Form 8-K. The Trustee shall have no liability with respect to any failure to properly prepare or file any Form 10-D or Form 10-K resulting from or relating to the Trustee's inability or failure to obtain any information in a timely manner from the party responsible for delivery of such disclosure information. The Trustee shall have no liability with respect to any failure to properly file any Form 10-D or 10-K resulting from or relating to the Depositor's failure to timely comply with the provisions of this section. Nothing herein shall be construed to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-D, Form 10-K or Form 8-K. Copies of all reports filed by the Trustee under the Exchange Act shall be sent to the Depositor electronically or at the addressed set forth in Section 11.05. Fees and expenses incurred by the Trustee in connection with this Section 3.24 shall not be reimbursable from the Trust Fund.

                           (x) Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

                           (xi) To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 3.22 are necessary to comply with the reporting requirements under the Exchange Act, the parties hereto hereby agree that each will reasonably cooperate to amend the provisions of this Section 3.22 in order to comply with such amended reporting requirements and such amendment of this Section 3.22. Any such amendment may result in the reduction of the reports executed by and filed on behalf of the Depositor under the Exchange Act. Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

         Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and this Section 3.22 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB. Therefore, each of the parties agree that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

         Section 3.23. RESERVED.

         Section 3.24. ACCESS TO CERTAIN DOCUMENTATION.

         The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and reasonable advance notice and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder or Certificate Owner, the Certificate Insurer, the Trustee and any Person identified to the Servicer as a prospective transferee of a Certificate, upon reasonable request and reasonable advance notice during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access.

         Section 3.25. TITLE, MAINTENANCE AND DISPOSITION OF REO PROPERTY.

         (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders and the Certificate Insurer. If the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the REO Property shall only be held temporarily, shall be actively marketed for sale, and the Servicer shall dispose of the Mortgaged Property as soon as practicable, and in any case before the end of the third calendar year following the calendar year in which the Trust Fund acquires the property. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause the Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state, or local income taxes on the proceeds received from the Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of the foreclosure would exceed the costs and expenses of bringing a foreclosure proceeding. The proceeds received from the maintenance of any REO Properties, net of reimbursement to the Servicer for costs incurred (including any property or other taxes) in connection with maintenance of the REO Properties and net of unreimbursed Servicing Fees, Advances, and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though the Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the Mortgage Note) and all such proceeds shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Distribution Account.

         (b) The Servicer shall separately account for any funds collected in connection with any REO Property and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

         (c) The Servicer shall deposit, or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the Servicer's receipt thereof, any amounts collected in respect of an REO Property and shall withdraw therefrom funds necessary for the proper maintenance and preservation of such REO Property including, without limitation:

                           (i) all insurance premiums due and payable in respect of such REO Property;

                           (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

                           (iii) all costs and expenses necessary to maintain such REO Property.

         To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the proceeds of the REO Property.

         Notwithstanding the foregoing, following the date of acquisition by the Trust Fund, neither the Servicer nor the Trustee shall knowingly:

                                    (i) authorize the Trust Fund to enter into,
                           renew or extend any New Lease with respect to any REO Property;

                                    (ii) authorize any amount to be received or
                           accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                                    (iii) authorize any construction on any REO
                           Property; or

                                    (iv) authorize any Person to Directly
                           Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund.

         (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO
Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, any proceeds from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

         (e) [Reserved].

         (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with
Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

         (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 3.26. OBLIGATIONS OF THE SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.

         Not later than 3:00 p.m. New York time on each Servicer Remittance Date, the Servicer shall remit from its own funds to the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date and (B) one-half of its aggregate Servicing Fee received in the related Remittance Period. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay any compensating amounts with respect to Relief Act Interest Shortfalls.

         Section 3.27. [Reserved].

         Section 3.28. OBLIGATIONS OF THE SERVICER IN RESPECT OF MORTGAGE RATES AND MONTHLY PAYMENTS.

         In the event that a shortfall in any collection on or liability with respect to the Mortgage Loans in the aggregate results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deposit in the Collection Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor, the Certificate Insurer and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

         Section 3.29. EXCESS RESERVE FUND ACCOUNT.

         (a) No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account titled, "Excess Reserve Fund Account, Deutsche Bank National Trust Company, as Trustee, in trust for registered Holders of IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1." The Excess Reserve Fund Account shall be an Eligible Account. On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Excess Reserve Fund Account, $5,000.

         On each Distribution Date as to which there is a Net WAC Rate Carryover Amount that will remain unpaid to the Holders of the Class A Certificates or the Subordinated Certificates, the Trustee has been directed by the Class C Certificateholders to, and therefore will, deposit into the Excess Reserve Fund Account the amounts described in Section 4.01(d)(vii), rather than distributing such amounts to the Class C Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Class A Certificates and the Subordinated Certificates, and will distribute such amounts to the Holders of the Class A Certificates and the Subordinated Certificates in the amounts and priorities set forth in Section 4.01(e). If no unpaid Net WAC Rate Carryover Amounts are payable from the Excess Reserve Fund Account on a Distribution Date, the Trustee shall deposit into the Excess Reserve Fund Account on behalf of the Class C Certificateholders, from amounts otherwise distributable to the Class C Certificateholders, an amount such that when added to other amounts already on deposit in the Excess Reserve Fund Account, the aggregate amount on deposit therein is equal to $5,000.

         It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Excess Reserve Fund Account be disregarded as an entity separate from the Holder of the Class C Certificates unless and until the date when either (a) there is more than one Class C Certificateholder or (b) any Class of Certificates in addition to the Class C Certificates is recharacterized as an equity interest in the Excess Reserve Fund Account for federal income tax purposes, in which case it is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Excess Reserve Fund Account be treated as a partnership. All amounts deposited into the Excess Reserve Fund Account (other than the initial deposit therein of $5,000) shall be treated as amounts distributed by REMIC 2 to the Holders of the Class C Certificates. The Excess Reserve Fund Account will be an "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h). Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates and the Subordinated Certificates, all amounts remaining on deposit in the Excess Reserve Fund Account will be released by the Trust Fund and distributed to the Class C Certificateholders or their designees. The Excess Reserve Fund Account will be part of the Trust Fund but not part of any REMIC, and any payments to the Holders of the Class A Certificates or the Subordinated Certificates of Net WAC Rate Carryover Amounts from the Excess Reserve Fund Account will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code
Section 860(G)(a)(1).

         By accepting a Class C Certificate, each Class C Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Excess Reserve Fund Account the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount that will remain unpaid to the Holders of the Class A Certificates or the Subordinated Certificates, rather than distributing such amounts to the Class C Certificateholders. By accepting a Class C Certificate, each Class C Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which are acknowledged by such acceptance.

         The Servicer shall direct any depository institution maintaining the Excess Reserve Fund Account to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate manages or advises such investment. If no investment direction of the Servicer with respect to the Excess Reserve Fund Account is received by the Trustee, the Trustee shall invest the funds in Deutsche Bank Institutional Cash Management Fund No. 541. The Trustee shall not be responsible for any losses incurred with respect to any investment of funds pursuant to this Section 3.27(a), except to the extent that the Trustee is the obligor on such Permitted Investment. All income realized from investment of funds in the Excess Reserve Fund Account shall be distributed to the Holders of the Class C Certificates.

         For federal tax return and information reporting, the right of the Holders of the Class A Certificates and the Subordinated Certificates to receive payments from the Excess Reserve Fund Account in respect of any unpaid Net WAC Rate Carryover Amount shall be assigned a value of $19,000, which value the Trustee shall identify to any Certificateholder that requests such information by contacting the Trustee in writing.

                                   ARTICLE IV

                                  FLOW OF FUNDS

         Section 4.01. DISTRIBUTIONS.

         (a) On each Distribution Date, prior to making any distributions on the Certificates, the Trustee shall withdraw from the Distribution Account, from amounts on deposit therein, amounts representing the Trustee Fee payable for such Distribution Date and any and all expenses owing to it under the terms of this Agreement, which the Trustee shall pay to itself. Following such payments, on each Distribution Date the Trustee shall withdraw from the Distribution Account that portion of Available Funds for such Distribution Date, consisting of the Interest Remittance Amount for such Distribution Date, and shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Distribution Date:

                           (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the Premium payable in respect of the Insured Certificates;

                           (ii) to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, PRO RATA, based on the entitlement of each such Class, the Accrued Certificate Interest and the Unpaid Interest Shortfall Amount, if any, related to such Class for such Distribution Date;

                           (iii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior claims paid under the Policy and any other amounts owing to the Certificate Insurer under the Insurance Agreement;

                           (iv) to the Holders of the Class M Certificates, the Accrued Certificate Interest for such Class for such Distribution Date; and

                           (v) to the Holders of the Class B Certificates, the Accrued Certificate Interest for such Class for such Distribution Date.

         (b) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Trustee shall withdraw from the Distribution Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

                           (i) sequentially, to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero;

                           (ii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior claims paid under the Policy and any other amounts owing to the Certificate Insurer under the Insurance Agreement, to the extent not paid pursuant to clause Section 4.01(a) above and to the extent of the Principal Distribution Amount remaining after the distribution in
         Section 4.01(b)(i) above;

                           (iii) to the Holders of the Class M Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Holders of the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

         (c) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Trustee shall withdraw from the Distribution Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

                           (i) sequentially, to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, the Class A Principal Distribution Amount for such Distribution Date, in that order, until the aggregate Certificate Principal Balance of such Class has been reduced to zero;

                           (ii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior claims paid under the Policy and any other amounts owing to the Certificate Insurer under the Insurance Agreement, to the extent not paid pursuant to Section 4.01(a) above and to the extent of the Principal Distribution Amount remaining after the distribution in
         Section 4.01(c)(i) above;

                           (iii) to the Holders of the Class M Certificates, the Class M Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Holders of the Class B Certificates, the Class B Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero.

         (d) On each Distribution Date, the Total Monthly Excess Spread shall be distributed as follows:

                           (i) in the case of each Distribution Date up to and including the Distribution Date in June 2006, to the holders of the Class C Certificates, 100% of the Total Monthly Excess Spread;

                           (ii) beginning on the Distribution Date in July 2006, to the Holders of the Certificates then entitled to distributions of principal, the Extra Principal Distribution Amount payable to such Holders as part of the Principal Distribution Amount to the extent of their respective entitlements to principal as set forth in Section 4.01(b) and Section 4.01(c) above;

                           (iii) to the Holders of the Class M Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such Distribution Date and such Class of Certificates;

                           (iv) to the Holders of the Class M Certificates, in an amount equal to the Allocated Realized Loss Amount for such Distribution Date and such Class of Certificates;

                           (v) to the Holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such Distribution Date and such Class of Certificates;

                           (vi) to the Holders of the Class B Certificates, in an amount equal to the Allocated Realized Loss Amount for such Distribution Date and such Class of Certificates;

                           (vii) to the Excess Reserve Fund Account, for distribution therefrom to the Holders of the Class A Certificates and the Subordinated Certificates, after taking into account any amounts received under the Corridor Agreements, the amount of any Net WAC Rate Carryover Amounts for such Distribution Date, to the extent of their respective entitlements as set forth in Section 4.01(e);

                           (viii) reserved;

                           (ix) to the Holders of the Class C Certificates, (a) the Accrued Certificate Interest for such Class and any Excess Overcollateralization Amount for such Distribution Date and (b) on any Distribution Date on which the Certificate Principal Balances of the Class A Certificates and the Subordinated Certificates have been reduced to zero, any remaining Available Funds; and

                           (x) any remaining amounts to the Holders of the Class R Certificates (in respect of the Class R-2 Interest).

         On each Distribution Date, following the foregoing distributions, an amount equal to the amount of Subsequent Recoveries deposited into the Collection Account pursuant to Section 3.05 and included in the Available Funds for such Distribution Date shall be applied to increase the Certificate Principal Balance of the Class of Subordinated Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04, and so on. Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

         (e) On each Distribution Date, following the distributions made pursuant to Section 4.01(a), Section 4.01(b) or Section 4.01(c), as applicable, and Section 4.01(d), the Trustee shall withdraw from the Excess Reserve Fund Account the lesser of (A) the amount on deposit therein and (B) the aggregate of any Net WAC Rate Carryover Amounts for such Distribution Date and shall distribute the amount so withdrawn to the Holders of the Class A Certificates and the Subordinated Certificates in the following order of priority, in each case to the extent of the amount withdrawn:

         From payments, if any, received under the Corridor Agreements as follows, subject to the provisions set forth in this subsection (e) below:

                  (a) From payments, if any, received under the Class A Interest Rate Corridor, concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, PRO RATA, based on entitlement, the amount of the Net WAC Rate Carryover Amount for each such Class; and

                  (b) From payments, if any, received under the Subordinate Interest Rate Corridor, sequentially, to the Class M and Class B Certificates, in that order, the amount of Net WAC Rate Carryover Amount for each such Class; and

                  (c) From other amounts on deposit in the Excess Reserve Fund Account as follows:

                           (i) concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, PRO RATA, based on entitlement, the Net WAC Rate Carryover Amount for each such Class, after taking into account any amounts received under the related Corridor Agreement; and

                           (ii) sequentially, to the Class M and Class B Certificates, in that order, the Net WAC Rate Carryover Amount for each such Class, after taking into account any amounts received under the related Corridor Agreement.

         Notwithstanding anything to the contrary herein, for so long as any Class A or Subordinated Certificates are held by the Seller or its Affiliates, the Trustee shall not knowingly distribute any amounts received under the related Corridor Agreement in respect of any Class of such Certificates held by the Seller or any of its Affiliates, and any such amounts shall instead be distributed in accordance with this Section 4.01(e) excluding those Certificates held by the Seller or its Affiliates. At least six (6) Business Days prior to the related Distribution Date, the Seller shall make available to the Trustee a statement containing (i) the aggregate Certificate Balances of each of the Class A Certificates and Subordinated Certificates owned by the Seller or any of its Affiliates during the immediately preceding Interest Accrual Period and/or as of the date of such statement to the Trustee and (ii) the names of the Sellers and/or any of its Affiliates that own any of the Class A Certificates or Subordinated Certificates during the immediately preceding Interest Accrual Period and/or as of the date of such statement to the Trustee. The Seller and its Affiliates hereby agree that (i) the Seller and its Affiliates shall own not less than 100% of any Class of Class A or Subordinated Certificates and all transfers of Class A Certificates or Subordinated Certificates that the Seller and/or is Affiliates may undertake shall be restricted to 100% of such Class and
(ii) neither the Seller nor any of its Affiliates shall undertake to sell any Class A Certificates or Subordinated Certificates held by such entities or purchase any additional Class A Certificates or Subordinated Certificates from the date of such statement to the Trustee until the first day following the related Distribution Date. Any amounts received by the Seller or any of its Affiliates under the Corridor Agreements in respect of such Certificates owned by the Seller or any of its Affiliates, or in error or otherwise, shall be immediately returned by the Seller to the Trustee and then distributed by the Trustee to other entitled Certificateholders of such Class in accordance with this Section 4.01(e), and if no such other Certificateholders, to the Corridor Provider.

         (f) All distributions made with respect to the Certificates of each Class on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates of such Class based on their respective Percentage Interests. Payments in respect of the Certificates of each Class on each Distribution Date will be made to the Holders of record on the related Record Date (except as otherwise provided in this Section 4.01(f), in Section 4.01(h) or in Section 10.01, respecting the final distribution on the Certificates), based on the aggregate Percentage Interest represented by their respective Certificates in such Class, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

         (g) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Depositor or the Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

         Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates and the Certificate Insurer a notice to the effect that:

                           (i) the Trustee expects that the final distribution with respect to the Certificates of such Class will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                           (ii) no interest shall accrue on such Certificates from and after the end of the calendar month preceding such final Distribution Date.

         Any funds not distributed to any Holder or Holders of any Class of Certificates on such final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Lehman Brothers Inc. all such amounts, and Lehman Brothers Inc. shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look only to Lehman Brothers Inc. for payment. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
Section 4.01(h). Any such amounts held in trust by the Trustee shall be held in an Eligible Account and shall be held uninvested.

         Section 4.02. STATEMENTS.

         (a) On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Trustee shall prepare and make available to each Holder of the Regular Certificates, the Servicer, the Certificate Insurer and the Rating Agencies, a statement as to the distributions made on such Distribution Date:

                           (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of the Certificates allocable to principal;

                           (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of the Certificates allocable to interest;

                           (iii) reserved;

                           (iv) the aggregate amount of servicing compensation received by the Servicer with respect to the related Remittance Period (separately identifying Servicing Fees and other servicing compensation) and such other customary information as the Trustee reasonably deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                           (v) the aggregate amount of Advances for the related Remittance Period;

                           (vi) the Pool Balance at the Close of Business at the end of the related Remittance Period;

                           (vii) the number, aggregate Stated Principal Balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Determination Date;

                           (viii) the number and aggregate unpaid Stated Principal Balance of Mortgage Loans (a) that were (A) Delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure and REO Properties) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) as to which foreclosure proceedings have been commenced and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (C) in bankruptcy and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, in each preceding case as of the Close of Business on the last day of the calendar month preceding such Distribution Date, and (b) the related Mortgaged Properties of which are REO Properties;

                           (ix) the total number and cumulative Stated Principal Balance of all REO Properties as of the Close of Business of the last day of the preceding Prepayment Period;

                           (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                           (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

                           (xii) the aggregate amount of Subsequent Recoveries received during the related Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date

                           (xiii) the aggregate Certificate Principal Balance of each Class of Regular Certificates after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date separately identifying any reduction thereof due to allocations of Realized Losses (in the case of the Subordinated Certificates and the Class C Certificates);

                           (xiv) the Certificate Factor for each Class of the Regular Certificates applicable to such Distribution Date;

                           (xv) the Accrued Certificate Interest for the Class A Certificates, the Subordinated Certificates and the Class C Certificates for such Distribution Date and Unpaid Interest Shortfall Amount, if any, with respect to the Class A Certificates and the Subordinated Certificates for such Distribution Date;

                           (xvi) the aggregate amount of any Net Prepayment Interest Shortfalls for such Distribution Date;

                           (xvii) the aggregate amount of any Relief Act Interest Shortfalls for such Distribution Date;

                           (xviii) the Overcollateralized Amount and the Excess Overcollateralization Amount for such Distribution Date;

                           (xix) the Credit Enhancement Percentage for such Distribution Date;

                           (xx) the Net WAC Rate Carryover Amount for the Class A Certificates and the Subordinated Certificates, if any, for such Distribution Date and the amount remaining unpaid after payments from the Excess Reserve Fund Account are made pursuant to Section 4.01(e);

                           (xxi) when the Stepdown Date has occurred and when a Trigger Event is in effect;

                           (xxii) the deposits to and withdrawals from the Excess Reserve Fund Account on such Distribution Date;

                           (xxiii) the Available Funds for such Distribution
         Date;

                           (xxiv) the respective Pass-Through Rates applicable to the Class A Certificates, the Subordinated Certificates and the Class C Certificates for such Distribution Date and the respective Pass-Through Rates applicable to the Class A Certificates and the Subordinated Certificates for the immediately succeeding Distribution Date;

                           (xxv) the aggregate Notional Amount of the Class C Certificates, in each case after giving effect the reductions thereof to occur on such Distribution Date;

                           (xxvi) the amount of the Reimbursement Amount for such Distribution Date and the amount received by the Certificate Insurer in respect thereof on such Distribution Date;

                           (xxvii) reserved; and

                           (xxviii) the amount due under the Corridor Agreements and the amounts received under the related Corridor Agreement.

         The Trustee will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Servicer, the Trustee, the Certificate Insurer and the Rating Agencies via the Trustee's internet website.

         The Trustee's internet website shall initially be located at HTTPS://WWW.TSS.DB.COM/INVR. Assistance in using the website can be obtained by calling the Trustee's customer service desk at 1-800-735-7777. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each hypothetical Certificate having an initial Certificate Principal Balance or Notional Amount (in the case of the Class C Certificates) equal to $1,000.

         (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         On each Distribution Date, the Trustee shall make available to the Class R Certificateholders a copy of the reports forwarded to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

         The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Certificateholder, Certificate Owner or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) the private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to this
Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 9.01(h) and (D) any and all Officers' Certificates delivered to the Trustee by the Servicer since the Closing Date to evidence the Servicer's determination that any Advance or Servicing Advance was, or if made, would be a Nonrecoverable Advance or Nonrecoverable Servicing Advance, respectively. Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

         Section 4.03. REMITTANCE REPORTS; ADVANCES.

         (a) By each Determination Date, the Servicer shall provide to the Trustee and the Certificate Insurer in electronic form the information needed to determine the distributions to be made pursuant to Section 4.01 and any other information on which the Servicer and the Trustee mutually agree. On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Servicer shall deliver to the Trustee and the Certificate Insurer (which delivery may be by electronic data transmission) a report in substantially the form agreed to by the Servicer and the Trustee. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

         (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Remittance Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the Close of Business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Remittance Period and as to which REO Property an REO Disposition did not occur during the related Remittance Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

         On or before 3:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution used by the Servicer to make an Advance as permitted in the preceding sentence shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance
Date) shall be less than the total amount that would be distributed to the Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer by telecopy by the Close of Business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

         (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provisions of this Agreement, except as otherwise provided in this Section.

         (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor, the Certificate Insurer and the Trustee.

         Section 4.04. DISTRIBUTIONS ON THE REMIC REGULAR INTERESTS.

         On each Distribution Date, the Trustee shall cause the Available Funds from the Distribution Account to make the following disbursements and transfers, in the following order of priority, to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

                           (i) first, to the extent of Available Funds, to Holders of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ, PRO RATA, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 1 Regular Interest LT1ZZ shall be reduced when the REMIC 1 Overcollateralized Amount is less than the REMIC 1 Target Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B, in the same proportion as the Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates and the Uncertificated Principal Balance of the REMIC 1 Regular Interest LT1ZZ shall be increased by such amount; and

                           (ii) second, to the Holders of REMIC 1 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                                    (a) 98.00% of such remainder to the Holders
                           of REMIC 1 Regular Interest LT1AA, until the
                           Uncertificated Principal Balance of such
                           Uncertificated REMIC 1 Regular Interest is reduced to zero;

                                    (b) 2.00% of such remainder, first, to the
                           Holders of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 1 Regular Interests are reduced to zero; and second, to the Holders of REMIC 1 Regular Interest LT1ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero; then

                                    (c) any remaining amount to the Holders of
                           the Class R Certificates (in respect of the Class R-1 Interest).

provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Excess Overcollateralization Amount shall be allocated to Holders of REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LTZZ, respectively.

         If the Trustee becomes aware that interest and principal collections that it receives in respect of the Mortgage Loans are not flowing from (a) REMIC 1 to REMIC 2 and (b) from REMIC 2 to each Class of Certificates, then the Trustee shall notify the Servicer and cooperate in consulting with the Servicer's tax counsel. The advice or any opinion of said counsel shall be full and complete authorization and protection to the Trustee in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel. All parties hereby agree to resolve such issues within 30 days of notice thereof. Furthermore, to the extent any provisions of this document are inconsistent with (a) above, such provisions will be amended in accordance with Section 11.01 of this Agreement. Notwithstanding anything herein to the contrary, the Trustee shall incur no liability for any payments made in accordance with the provisions of this Agreement.

         Notwithstanding the distributions described in this Section 4.04, distribution of funds shall be made so that the Uncertificated Principal Balance of each of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1B remains equal to 1% of the Certificate Principal Balance of the related Corresponding Certificate and for REMIC 1 Regular Interest LT1ZZ to equal the sum of (i) 1% of the Mortgage Pool and (ii) 1% of the Overcollateralized Amount for such Distribution Date.

         Section 4.05. ALLOCATION OF REALIZED LOSSES.

         For each Distribution Date, the Servicer shall calculate the amount of Realized Losses on the Mortgage Loans that occurred during the preceding Prepayment Period, and shall include such calculation in its Remittance Report.

         If on any Distribution Date, the aggregate Certificate Principal Balance of the Class A Certificates and the Subordinated Certificates, determined after all distributions pursuant to Section 4.01 have been made, exceed the aggregate Stated Principal Balance of all of the Mortgage Loans as of such Distribution Date after all distributions pursuant to Section 4.01 have been made, such excess shall be allocated by the Trustee as follows: first, to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Class M Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be so allocated to the Certificate Principal Balance of any such Class on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided herein. No allocations of any Realized Losses shall be made to the Certificate Principal Balance of the Class A Certificates. All references in Section 4.01 to the Certificate Principal Balance of any Class of Certificates, unless otherwise stated, shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses as provided in this Section 4.05, in each case to be allocated to such Class of Certificates, on such Distribution Date.

         Any allocation of Realized Losses to a Subordinated Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.

         All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date, in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1B and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B has been reduced to zero; and fourth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M has been reduced to zero.

         All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date among the REMIC 1 Regular Interests in the same manner and priority as such amounts are allocated with respect to the Corresponding Certificates.

         Section 4.06. THE POLICY.

         (a) If the Trustee determines that a Deficiency Amount to be covered by the Policy will exist for the related Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding such Distribution Date, as a claim for the amount of such Insured Amount.

         (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Insured Certificates over which the Trustee shall have the exclusive control and sole right of withdrawal. Upon receipt of an Insured Amount from the Certificate Insurer on behalf of the Holders of the Insured Certificates, the Trustee shall deposit such Insured Amount in the Insurance Account and distribute such amount only for purposes of payment to the Insured Certificates of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Trustee or the Trust Fund or to pay any other Class of Certificates. Amounts paid under the Policy, to the extent needed to pay the Insured Amount, shall be transferred to the Distribution Account on the related Distribution Date and disbursed by the Trustee to the holders of the Insured Certificates in accordance with Section 4.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay other distributions to the holders of the Insured Certificates with other funds available to make such payment. However, the amount of any payment of principal or of interest on the Insured Certificates to be paid from funds transferred from the Insurance Account shall be noted as provided in paragraph (d) below and in the statement to be furnished to holders of the Insured Certificates pursuant to Section 4.02. Funds held in the Insurance Account shall not be invested. Any funds remaining in the Insurance Account on the first Business Day following the later of (i) the related Distribution Date or (ii) the date received by the Trustee, shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

         (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Insured Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

         (d) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such Preference Amount in the amount of such voided Insured Amount, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail the holders of the affected Insured Certificates that, in the event any holder's Insured Amount is so recovered, such holder of an Insured Certificate will be entitled to payment pursuant to the Policy, a copy of which shall be made available through the Trustee or the Certificate Insurer, and the Trustee shall furnish to the Certificate Insurer, its records evidencing the payments which have been made by the Trustee and subsequently recovered from the holders of the Insured Certificates, and dates on which such payments were made.

         (e) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "PREFERENCE CLAIM") of any distribution made with respect to the Insured Certificates. Each holder of an Insured Certificate, by its purchase of such Insured Certificate, the Servicer, the Depositor and the Trustee agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each holder of an Insured Certificate and the Trustee hereby delegates and assigns to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Trustee and each holder of an Insured Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

         (f) The Trustee shall, upon retirement of the Insured Certificates, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the Insured Certificates and the expiration of the term of the Policy, surrender the Policy to the Certificate Insurer for cancellation.

         (g) The Trustee will hold the Policy in trust as agent for the holders of the Insured Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Fund created by this Agreement. Each Holder of the Insured Certificates, by accepting its Insured Certificates, appoints the Trustee as attorney in fact for the purpose of making claims on the Policy.

         (h) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Insured Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Depositor, the Servicer and the Trustee acknowledge, and each holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicer or the Trustee (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the holders of such Insured Certificates, the Certificate Insurer will be fully subrogated to, and each holder of an Insured Certificate, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the holders of the Insured Certificates in respect of securities law violations arising from the offer and sale of the Insured Certificates, and (b) the Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in this Agreement. The Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the holders as otherwise set forth herein.

         (i) By accepting its Insured Certificate, each holder of an Insured Certificate agrees that, unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the holder of the Insured Certificate for all purposes (other than with respect to the receipt of payment on the Insured Certificates) and shall have the right to exercise all rights (including, without limitation, voting rights) of the holders of the Insured Certificates under this Agreement and under the Insured Certificates without any further consent of the holders of the Insured Certificates. All notices, statement reports, certificates or opinions required by this Agreement to be sent to any holders of Insured Certificates shall also be sent to the Certificate Insurer.

         Section 4.07. CORRIDOR AGREEMENTS.

         (a) On or prior to the Closing Date, the Trustee, on behalf of the Trust Fund, is hereby authorized to, and will enter into two Corridor Agreements for the benefit of the Holders of the Class A Certificates and the Subordinated Certificates. The Corridor Agreements will be assets of the Trust Fund but will not be assets of any REMIC.

         (b) The Trustee will prepare and deliver any notices required to be delivered by it to the Corridor Provider under the Corridor Agreements.

         (c) The Trustee shall terminate the Corridor Provider upon the occurrence of an event of default under the Corridor Agreements of which a Responsible Officer of the Trustee has actual knowledge. Upon such termination, the Corridor Provider may be required to pay an amount to the Trustee in respect of market quotations for the replacement cost of the Corridor Agreements. Any such amounts shall be held in the Excess Reserve Fund Account and applied as necessary until the related Corridor Agreement termination date.

         (d) The Trustee shall deposit any amounts received on each Corridor Agreement into the Excess Reserve Fund and distribute such amounts as provided in Section 4.01(e)(except as otherwise provided therein).

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01. THE CERTIFICATES.

         Each of the Class A Certificates, the Subordinated Certificates, the Class C Certificates and the Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. The Class A Certificates and the Subordinated Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 initial Certificate Principal Balance and integral dollar multiples of $1,000.00 in excess thereof, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. The Class C Certificates and the Class R Certificates are issuable in any Percentage Interests; provided, however, that the sum of all such percentages for each such Class totals 100% and no more than ten Certificates of each such Class may be issued.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Class A Certificates and the Subordinated Certificates shall be Book-Entry Certificates. The other Classes of Certificates shall not be Book-Entry Certificates.

         Section 5.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at the Trustee's offices located at 648 Grassmere Park Road, Nashville, Tennessee 37211, Attention: Transfer Department, at the offices of the Trustee's agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658 or at such other office designated by the Trustee for such purposes and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee on behalf of the Trust shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the holder thereof may exchange, in the manner described above, such Class R Certificate for two separate certificates, each representing such holder's respective Percentage Interest in the Class R-1 Interest and the Class R-2 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

         (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

         (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor or (ii) after the occurrence of a Servicer Event of Termination, the Certificate Owners of the Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advise the Trustee and Depository through the applicable financial intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Servicer's expense, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) No transfer, sale, pledge or other disposition of any Private Certificate or any Ownership Interest therein shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and such state securities laws.

         In the event of any such transfer of any Ownership Interest in any Private Certificate that is a Definitive Certificate, except with respect to the initial transfer of any Private Certificate by the Depositor (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act (as evidenced by the investment letter delivered to the Trustee, in substantially the form of the Form of Rule 144A Investment Letter included as part of Exhibit J hereto), the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or
(ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which transferor certificate and investment letter shall not be an expense of the Trustee or the Depositor. The Holder of such Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         In the event of any such transfer of any Ownership Interest in any Private Certificate that is a Book-Entry Certificate, except with respect to the initial transfer of any such Certificate by the Depositor, such transfer shall be required to be made in reliance upon Rule 144A under the 1933 Act, and the transferor will be deemed to have made each of the representations and warranties set forth on Exhibit L hereto in respect of such interest as if it was evidenced by such Private Certificate and the transferee will be deemed to have made each of the representations and warranties set forth in the Form of Rule 144A Investment Letter included as part of Exhibit J hereto in respect of such interest as if it was evidenced by a Definitive Certificate. The Certificate Owner of any such Ownership Interest in any such Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of any Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets"), as certified by such transferee in the form of Exhibit I, unless the Trustee is provided with an Opinion of Counsel on which the Depositor, the Trustee, the Certificate Insurer and the Servicer may rely, which is satisfactory to the Trustee, that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Servicer, the Trustee, the Certificate Insurer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicer, the Trustee, the Certificate Insurer or the Trust Fund. Neither a certification nor an Opinion of Counsel will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a written representation from the Depositor of the status of such transferee as an affiliate of the Depositor.

         In the event of any such transfer of any Ownership Interest in any Book-Entry Certificate, except with respect to the initial transfer of any such Certificate by the Depositor, the transferee will be deemed to have made each of the representations and warranties set forth on Exhibit I hereto.

         If any Certificate subject to the restrictions set forth in the preceding paragraph or any interest therein is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

         Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                           (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a PRO RATA undivided interest.

                           (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                                    (x) an affidavit in the form of Exhibit M
                           hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                                    (y) a covenant of the proposed transferee to
                           the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

                           (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

                           (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim.

                           (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions of this Section which are applicable solely to the Class R Certificates shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer which are applicable solely to the Class R Certificates set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         Section 5.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. PERSONS DEEMED OWNERS.

         The Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Trustee, the Certificate Registrar or any Paying Agent may treat the Person, including the Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

         Section 5.05. APPOINTMENT OF PAYING AGENT.

         (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

         (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders and the Certificate Insurer entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

         Section 6.01. LIABILITY OF THE SERVICER AND THE DEPOSITOR.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

         Section 6.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR THE DEPOSITOR.

         Any entity into which the Servicer or Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

         Section 6.03. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

         Neither the Servicer or the Depositor nor any of the directors or officers or employees or agents of the Servicer or the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer or the Depositor in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Depositor or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or the Depositor, as the case may be, or by reason of its reckless disregard of its obligations and duties of the Servicer or the Depositor, as the case may be, hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and the Depositor, and any director or officer or employee or agent of the Servicer or the Depositor, shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Servicer may in its discretion undertake any such legal action that it may deem appropriate in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder or with respect to the Mortgage Loans including, without limitation, any rights or causes of action arising out of the origination of the Mortgage Loans. In such event, unless the Depositor, the Servicer or the Seller, as applicable, acts without the consent of the Certificate Insurer (unless the Policy has been canceled upon the payment in full of the Insured Certificates or a Certificate Insurer Default has occurred and is continuing), the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

         Section 6.04. SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 7.01 and Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor Servicer to the Trustee and the Certificate Insurer in writing and such proposed successor Servicer is reasonably acceptable to the Trustee and the Certificate Insurer; and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor Servicer stating that the proposed appointment of such successor Servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of any of the Certificates (without regard to the Policy); provided, however, that no such resignation by the Servicer shall become effective until such successor Servicer or the Trustee, if it becomes successor Servicer, shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor Servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

         Section 6.05. DELEGATION OF DUTIES.

         In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. Except as provided in Section 3.02, no such delegation is permitted that results in the delegate subservicing any Mortgage Loans. The Servicer shall provide the Trustee with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

         Section 6.06. INSPECTION.

         The Servicer, in its capacity as Seller and Servicer, shall afford the Trustee and the Certificate Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Trustee and/or the Certificate Insurer, as applicable, its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

                                  ARTICLE VII

                                     DEFAULT

         Section 7.01. SERVICER EVENTS OF TERMINATION.


         (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

                           (i) (A) The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee, or to the Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates evidencing at least 25% of the Voting Rights; or

                           (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                           (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

                           (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (b) then, in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, or with respect solely to clause (i)(A) above, if such Advance is not made by 5:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided, that the Trustee shall give the Servicer notice of such failure to advance by 5:00 P.M. New York time on the Servicer Remittance
Date), the Trustee may, and at the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer, the Certificate Insurer and to the Trustee or, if no Certificate Insurer Default has occurred and is continuing, at the direction of the Certificate Insurer, the Trustee shall, terminate all of the rights and obligations of the Servicer as servicer under this Agreement but only upon consent of the Certificate Insurer if no Certificate Insurer Default has occurred and is continuing. Any such notice to the Servicer shall also be given to each Rating Agency, the Certificate Insurer, the Depositor and the Seller. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee (or if another successor Servicer shall at such time have already been appointed in accordance with Section 7.02, such successor Servicer) pursuant to and under this Section (subject to Section 7.02); and, without limitation, the Trustee (or such other successor Servicer appointed in accordance with Section 7.02) is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Servicer agrees to cooperate with the Trustee (or such other successor Servicer appointed in accordance with Section 7.02) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee (or such other successor Servicer appointed in accordance with Section 7.02) of all documents, funds, information and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or such other successor Servicer appointed in accordance with Section 7.02) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account, any REO Account or any Servicing Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the Servicer that immediately preceded the Trustee) upon presentation of reasonable documentation of such costs and expenses and to the extent not paid by such Servicer, by the Trust.

         Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         (a) On and after the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 6.04 or Section 7.01, the Certificate Insurer shall have the right to appoint a successor Servicer and if the Certificate Insurer does not exercise such right, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof arising on and after its succession including, without limitation, the Servicer's obligations to make Advances pursuant to
Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make Advances pursuant to
Section 4.03; provided further, that any failure to perform such duties or responsibilities during the period following the termination of the Servicer reasonably necessary for the Trustee as successor to the Servicer hereunder to assume the duties and responsibilities of the Servicer or caused by the Servicer's failure to provide information, documents or funds (or any other items reasonably requested by the Trustee in order to succeed to the Servicer's responsibilities, duties and liabilities hereunder) required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder and shall not result in any liability to the Trustee, and the Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. As compensation therefor, the Trustee (or such other successor Servicer as may be appointed as provided herein) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and such successor Servicer must be acceptable to the Certificate Insurer; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to any of the Certificates by the Rating Agencies as evidenced by a letter to such effect from each Rating Agency (without regard to the Policy). Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.14 or to indemnify the Trustee pursuant to Section 8.05, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer (or, if the predecessor Servicer is the Trustee, the Servicer that preceded the Trustee) upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust Fund). If no Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall have the right to consent to any successor Servicer which the Trustee may propose to appoint.

         (b) Any successor to the Servicer, including the Trustee, shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders and the Certificate Insurer, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.

         Section 7.03. WAIVER OF DEFAULTS.

         The Majority Certificateholders (excluding any Certificates held by the Seller, the Servicer or any Affiliate thereof) may, on behalf of all Certificateholders and the Certificate Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders (excluding any Certificates held by the Servicer or any Affiliate thereof) may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

         Section 7.04. NOTIFICATION TO CERTIFICATEHOLDERS.

         (a) Upon any termination or appointment of a successor to the Servicer pursuant to Section 6.04 or this Article VII, the Trustee shall give prompt written notice thereof to the Certificateholders and the Certificate Insurer at their respective addresses appearing in the Certificate Register and to each Rating Agency.

         (b) No later than the later of (i) 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination and (ii) five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured.

         Section 7.05. SURVIVABILITY OF SERVICER LIABILITIES.

         Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.



                                  ARTICLE VIII

                                   THE TRUSTEE

         Section 8.01. DUTIES OF TRUSTEE.

         The Trustee, prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee will not be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents or other instruments. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                           (i) prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                           (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

                           (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

                           (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01(a) unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Majority Certificateholders.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers (other than expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement), if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE.

         Except as otherwise provided in Section 8.01:

                           (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe;

                           (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                           (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Event of Termination (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder (provided, however, that no Certificates held by the Servicer, the Seller, the Depositor or any Affiliate thereof shall be given effect for the purpose of calculating any such aggregation of Voting Rights); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability from such Certificateholders as a condition to making such investigation. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

                           (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian;

                           (vii) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Servicer;

                           (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for its action or inaction other than its negligence or willful misconduct in the performance of such act; and

                           (ix) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in the Collection Account or the Distribution Account at the direction of the Servicer pursuant to Section 3.12.

                  In order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such parties' name, address and other identifying information.

         In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation or such other identifying documentation as may be available for such party.

         Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
7.02 and in such case only to the extent of the Servicer's obligations hereunder); the compliance by the Depositor, the Seller, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of moneys by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02 and in such case only to the extent of the Servicer's obligations hereunder), any Sub-Servicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02 and in such case only to the extent of the Servicer's obligations hereunder), or any Sub-Servicer taken in the name of the Trustee; the failure of the Servicer or any Sub-Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02 and in such case only to the extent of the Servicer's obligations hereunder); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files pursuant to Section 2.01. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer and in such case only to the extent of the Servicer's obligations hereunder).

         Section 8.04. TRUSTEE MAY OWN CERTIFICATES.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Depositor or their Affiliates.

         Section 8.05. TRUSTEE FEE AND EXPENSES.

         As compensation for its activities under this Agreement, on each Distribution Date the Trustee may withdraw from the Distribution Account and pay to itself the Trustee Fee for that Distribution Date. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Servicer against any loss, liability, or expense (including reasonable attorney's fees) (i) resulting from any error in any tax or information return prepared by the Servicer or (ii) incurred in connection with any claim or legal action relating to:

         (a) this Agreement;

         (b) the Certificates; or

         (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement.

         This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Servicer shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                           (i) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates;

                           (ii) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement; and

                           (iii) printing and engraving expenses in connection with preparing any Definitive Certificates.

         Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent under this Agreement or for any other expenses.

         Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and has a credit rating which would not cause any Rating Agency to reduce its current rating of the Certificates. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

         Section 8.07. RESIGNATION OR REMOVAL OF TRUSTEE.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee, the Certificate Insurer and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Servicer may remove the Trustee but only upon consent of the Certificate Insurer if no Certificate Insurer default has occurred and is continuing. If the Depositor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee. The Trustee that is the subject of such removal shall deliver a copy of such instrument to the Certificateholders, the Certificate Insurer and the Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, then the Certificate Insurer may appoint a successor Trustee.

         The Majority Certificateholders (excluding any Certificates held by the Seller, the Servicer or any Affiliate thereof) may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor, the Certificate Insurer and the Trustee but only upon consent of the Certificate Insurer if no Certificate Insurer Default has occurred and is continuing; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section. The Trustee that is the subject of such removal shall deliver a copy of such instrument to the Certificateholders and the Servicer.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

         Section 8.08. SUCCESSOR TRUSTEE.

         Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of any Class of the Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates and the Certificate Insurer at their addresses as shown in the Certificate Register and to each Rating Agency.

         Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

         Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE.

         Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Certificate Insurer, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Servicer and the Trustee, acting jointly, may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 8.11. LIMITATION OF LIABILITY.

         The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

         Section 8.12. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES.

         (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates and the Certificate Insurer, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

         (b) The Trustee shall afford the Seller, the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor, the Servicer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         Section 8.13. SUITS FOR ENFORCEMENT.

         In case a Servicer Event of Termination or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, shall, at the direction of the Majority Certificateholders, or may, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

         Section 8.14. WAIVER OF BOND REQUIREMENT.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

         Section 8.15. WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL
REQUIREMENT.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

         Section 8.16. RESERVED.

         Section 8.17. ACCESS TO RECORDS OF TRUSTEE.

         The Trustee shall afford the Seller, the Depositor, the Servicer, the Certificate Insurer and each Certificateholder or Certificate Owner, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties under this Agreement and access to officers of the Trustee responsible for performing its duties. Upon request, the Trustee shall furnish the Depositor, the Servicer, the Certificate Insurer and any requesting Certificateholder or Certificate Owner with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor, the Certificate Insurer and the Certificateholder or Certificate Owner for review and copying any books, documents or records requested with respect to the Trustee's duties under this Agreement at the expense of the requesting party. The Seller, the Depositor, the Servicer and the Certificateholder or Certificate Owner shall not have any responsibility or liability for any action for failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.



                                   ARTICLE IX

                              REMIC ADMINISTRATION

         Section 9.01. REMIC ADMINISTRATION.

         (a) REMIC elections as set forth in the Preliminary Statement shall be made by the Trustee on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement. For the purposes of the REMIC election in respect of REMIC 1, (i) the REMIC 1 Regular Interests shall be designated as the Regular Interests in REMIC 1 and the Class R-1 Interest shall be designated as the Residual Interest in REMIC 1, and (ii) the Regular Certificates (exclusive of the right to receive payments from the Excess Reserve Fund Account) shall be designated as the Regular Interests in REMIC 2 and the Class R-2 Interest shall be designated as the Residual Interest in REMIC
2. The Trustee shall not permit the creation of any "interests" in any Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC 1 Regular Interests, the Class R-1 Interest, the Class R-2 Interest, and the interests represented by the Certificates.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

         (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder. The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account.

         (d) The Trustee shall prepare, sign and file, all of the REMICs' federal and state tax and information returns as the direct representative of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (e) The Holder of the Class R Certificate at any time holding the largest Percentage Interest thereof shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC and shall act as Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee, the Servicer and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicer nor the Holder of any Class R Certificate shall knowingly take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee, the Certificate Insurer and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Class R Certificate will consult with the Servicer and the Certificate Insurer, or its respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Servicer or the Certificate Insurer has advised it in writing that an Adverse REMIC Event could occur.

         (g) Each Holder of a Class R Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal, state or local governmental authorities. To the extent that such Trust taxes are not paid by a Class R Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Class R Certificate in the REMICs or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC. If any tax is imposed on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) of any REMIC created hereunder, on the "net income form foreclosure property" of any REMIC created hereunder as defined in Section 860G(c) of the Code, on any contribution to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any REMIC created hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from negligence of the Trustee in the performance of its obligations under this Agreement, (ii) the Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.03, or (iv) in all other cases, or if the Trustee, the Servicer, or the Seller fails to honor its obligations under the preceding clauses (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.11(b).

         (h) The Trustee, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

         (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

         (k) On or before April 15th of each calendar year beginning in 2006, the Servicer shall deliver to the Trustee and each Rating Agency an Officers' Certificate stating the Servicer's compliance with the provisions of this
Section 9.01.

         (l) The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities and shall complete and timely file the Form 8811.

         Section 9.02. PROHIBITED TRANSACTIONS AND ACTIVITIES.

         None of the Depositor, the Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC created hereunder pursuant to
Article X of this Agreement, (iv) a substitution pursuant to Article II or
Section 3.10 of this Agreement or (v) a repurchase of Mortgage Loans pursuant to
Article II of this Agreement, or acquire any assets for any REMIC, sell or dispose of any investments in the Distribution Account, or accept any contributions to either REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, acquisition, substitution or acceptance) acceptable to the Certificate Insurer that such sale, disposition, acquisition, substitution or acceptance will not
(a) affect adversely the status of any REMIC created hereunder as a REMIC or of the interests therein other than the Class R Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement), (d) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions or (e) disqualify the Trust from being a qualifying special purpose entity under generally accepted accounting principles.

         Section 9.03. INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS.

         (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein or due to the location of the Servicer, the Servicer shall indemnify the Trustee and the Holder of the related Class R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Class R Certificate, as applicable, or for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

         (b) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Trust Fund against any and all Losses resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Servicer, the Depositor or the Holder of such Class R Certificate, as applicable, or for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).



                                   ARTICLE X

                                   TERMINATION

         Section 10.01. TERMINATION.

         (a) The respective obligations and responsibilities of the Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Certificates have been reduced to zero and any amounts owed to the Certificate Insurer have been paid in full, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and any amounts owed to the Certificate Insurer have been paid in full and (iii) the optional purchase by the Terminator of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the earlier of (i) the Latest Possible Maturity Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Either (i) the Servicer, or (ii) if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer (either the Servicer or the Certificate Insurer, as applicable, the "Terminator"), shall have the right to terminate this Agreement on any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date, by purchasing, on or before such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) as of such date of purchase (assuming for this purpose that all amounts on deposit in the Collection Account, net of amounts payable or reimbursable to the Servicer, have been distributed pursuant to
Section 4.01 on or before such date of purchase) plus one month's accrued interest thereon at the applicable Mortgage Rate (or if the Terminator is the Servicer, at the applicable Mortgage Rate less the Servicing Fee Rate), (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate (or if the Terminator is the Servicer, at the applicable Mortgage Rate less the Servicing Fee Rate) and (iii) any related Net WAC Rate Carryover Amount and any outstanding amounts owed to the Certificate Insurer; provided that the purchase of the Mortgage Loans by the Terminator will not be permitted unless the total proceeds of such sale will be an amount sufficient to pay all principal and interest owed on the Class A Certificates and all amounts owed to the Certificate Insurer.

         In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall remit to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (after paying itself or reimbursing itself for unreimbursed Advances and Servicing Advances and unpaid Servicing Fees and withdrawing any other amounts payable to itself that it is permitted to withdraw from the Collection Account), which deposit shall be deemed to have occurred immediately preceding such purchase. Any such purchase shall be accomplished by deposit of the Termination Price into the Distribution Account on the Business Day before the date of final distribution pursuant to Section 10.01(c).

         Upon the termination of the Trust Fund, any amounts remaining on deposit in the Excess Reserve Fund Account shall be released by the Trust Fund and distributed by the Trustee to the Class C Certificateholders or their designees. Upon termination of the Trust Fund, the Trustee will return the original Policy to the Certificate Insurer.

         With such repurchase by the Servicer, the Servicer shall acquire any rights or potential rights of the Certificateholders or the Trustee to causes of action against any Person relating to the Mortgage Loans or the origination of the Mortgage Loans, including, without limitation, the right to enforce any breach of a representation or warranty made at any time with respect to the Mortgage Loans.

         (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such date of final distribution is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Holders of the Certificates on the date for such final distribution (which date may be but is not required to be a Distribution Date), in proportion to the Percentage Interests of their respective Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 4.01 as if such date was the immediately following Distribution Date, plus any residual amounts in excess thereof that are available for such final distribution. By acceptance of the Class R Certificates, the Holders of the Class R Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of the par value of the Mortgage Loans, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class C Certificates.

         (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final distribution, the Trustee shall take the actions set forth in Section 4.01(h).

         Section 10.02. ADDITIONAL TERMINATION REQUIREMENTS.

         (a) In the event that the Terminator exercises its purchase option as provided in Section 10.01, each REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i) Within 90 days prior to the final Distribution Date, the Servicer shall adopt and the Trustee shall sign a plan of complete liquidation of each REMIC created hereunder meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder; and

                           (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash pursuant to the terms of the plan of complete liquidation.

         (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate; and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.



                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01. AMENDMENT.

         This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Certificate Insurer but without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to make or modify any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or (iv) to modify, eliminate or add to any provisions of this Agreement to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund; provided; that (1) such action shall not, as evidenced by either (a) an Opinion of Counsel delivered to the Trustee and the Certificate Insurer or (b) written notice to the Depositor, the Servicer and the Trustee from each Rating Agency that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency (without regard to the Policy), adversely affect in any material respect the interests of any Certificateholder and (2) in the case of an amendment pursuant to clause (iv) above, such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such federal income tax, as evidenced by an Opinion of Counsel delivered to the Trustee and the Certificate Insurer.

         In addition, this Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders and with the consent of the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates without the consent of the Holder of such Certificate, (ii) amend, modify, add to, rescind, or alter in any respect Section 11.15, notwithstanding any contrary provision of this Agreement, without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Servicer, the Seller, the Depositor or any Affiliate thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests), (iii) modify, add to, rescind, alter, or amend in any respect any provision of this Agreement restricting the Trust Fund from holding any property or engaging in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Servicer, the Seller, the Depositor or any Affiliate thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests), or (iv) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to each Rating Agency.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to or enter into any amendment to this Agreement unless it shall have first received an Opinion of Counsel (addressed to the Trustee and the Certificate Insurer) to the effect that such amendment or the exercise of any power granted to the Servicer, the Depositor or the Trustee in accordance with such amendment (i) is authorized or permitted by the Agreement and (ii) will not result in the imposition of a tax on any REMIC created hereunder constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC created hereunder constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

         Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         The cost of any Opinion of Counsel to be delivered pursuant to this
Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

         The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise; provided however, that such consent shall not be unreasonably withheld.

         Section 11.02. RECORDATION OF AGREEMENT; COUNTERPARTS.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders and the Certificate Insurer accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         Section 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Certificate Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights (excluding any Certificates held by the Seller, the Servicer or any Affiliate) thereof shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. GOVERNING LAW; JURISDICTION.

         This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

         Section 11.05. NOTICES.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, by facsimile (with confirmation of receipt) or by express delivery service, to (a) in the case of the Seller, the Seller and/or Servicer, IndyMac Bank, F.S.B., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing, or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by the Servicer, (b) in the case of the Trustee, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration-IN06L1 (telecopy number: (714) 247-6285), or such other address or telecopy number as may hereafter be furnished to the Depositor and the Servicer in writing by the Trustee; (c) in the case of the Depositor, IndyMac ABS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing, and (d) in the case of the Certificate Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York, 10004, Attention: Risk Management, Asset-Backed Securities (telecopy number: (212) 363-1459) (confirmation: (212) 668-0340), with a copy to General Counsel, or such other address or telecopy number as may be furnished to the Servicer, the Certificate Insurer and the Trustee in writing by the Depositor. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

         Section 11.06. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the rights of the Certificate Insurer.

         Section 11.07. ARTICLE AND SECTION REFERENCES.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         Section 11.08. NOTICE TO THE RATING AGENCIES AND THE CERTIFICATE
INSURER.

         (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to each Rating Agency and the Certificate Insurer with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

                           (i) any material change or amendment to this Agreement;

                           (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

                           (iii) the resignation or termination of the Servicer or the Trustee;

                           (iv) the final payment to Holders of any Class of the Certificates;

                           (v) any change in the location of any Account; and

                           (vi) if the Trustee is acting as successor Servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

         (b) In addition, the Trustee shall promptly make available to each Rating Agency and the Certificate Insurer copies of each Statement to Certificateholders described in Section 4.02 hereof and the Servicer shall promptly furnish to each Rating Agency and the Certificate Insurer copies of the following:

                           (i) each annual statement as to compliance described in Section 3.20 hereof;

                           (ii) each annual independent public accountants' servicing report described in Section 3.21 hereof; and

                           (iii) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

         Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, NY 10048, Attention: MBS Monitoring/IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1 and to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 55 Water Street, 41st floor, New York, New York 10041-0003, Attention: ABS Surveillance Group- New Assets, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

         Section 11.09. FURTHER ASSURANCES.

         Notwithstanding any other provision of this Agreement, neither the Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

         Section 11.10. BENEFITS OF AGREEMENT.

         Except as set forth in Section 11.12 and Section 11.16, nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement. The Certificate Insurer shall be an express third-party beneficiary of this Agreement.

         Section 11.11. ACTS OF CERTIFICATEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

         Section 11.12. GRANT OF SECURITY INTEREST.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

         Section 11.13. OFFICIAL RECORD.

         The Seller agrees that this Agreement is and shall remain at all times before the time at which this Agreement terminates an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act.

         Section 11.14. PROTECTION OF ASSETS.

         (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the Trust created by this Agreement is not authorized and has no power to:

                  (1) borrow money or issue debt;

                  (2) merge with another entity, reorganize, liquidate or sell assets;

                  (3) engage in any business or activities.

         (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until at least one year and one day after the Certificates have been paid in full.

         Section 11.15. QUALIFYING SPECIAL PURPOSE ENTITY.

         Notwithstanding any contrary provision of this Agreement, the Trust Fund shall not hold any property or engage in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles.

         Section 11.16. RIGHTS OF THE CERTIFICATE INSURER.

         (a) The Certificate Insurer is an express third-party beneficiary of this Agreement.

         (b) The Trustee or the Depositor, as applicable, shall provide to the Certificate Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's or the Depositor's production or receipt thereof, but only to the extent that such item is required to be delivered to the Certificate Insurer hereunder.

         (c) Unless a Certificate Insurer Default exists, the Trustee, the Servicer and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer.

         (d) So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Insured Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided herein.

         (e) The Certificate Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Certificate Insurer to make a required payment under the Policy.

         IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          INDYMAC ABS, INC.,
                                          as Depositor


                                          By: /s/ Andy Sciandra
                                              --------------------------
                                          Name: Andy Sciandra
                                          Title: Senior Vice President


                                          INDYMAC BANK, F.S.B.
                                          as Seller and Servicer


                                          By: /s/ Andy Sciandra
                                              --------------------------
                                          Name:  Andy Sciandra
                                          Title: Senior Vice President


                                          DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Trustee


                                          By: /s/ Jennifer Hermansader
                                              --------------------------
                                          Name: Jennifer Hermansader
                                          Title: Associate


                                          By: /s/ Barbara Campbell
                                              --------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President







STATE OF       )       California
               ) ss.:
COUNTY OF      )       Los Angeles

         On the __ day of March, 2006 before me, a notary public in and for said State, personally appeared __________ known to me to be a __________ of IndyMac ABS Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________

                                                        Notary Public







STATE OF       )       California
               ) ss.:
COUNTY OF      )       Los Angeles

         On the ___ day of March, 2006 before me, a notary public in and for said State, personally appeared __________ known to me to be a __________ of IndyMac Bank, F.S.B. that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________

                                                        Notary Public







STATE OF       )       California
               ) ss.:
COUNTY OF      )       Orange

         On the ___ day of March, 2006 before me, a notary public in and for said State, personally appeared __________ to be an __________ of Deutsche Bank National Trust Company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________

                                                        Notary Public







STATE OF       )       California
               ) ss.:
COUNTY OF      )       Orange

         On the ___ day of March, 2006 before me, a notary public in and for said State, personally appeared __________ to be an __________ of Deutsche Bank National Trust Company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________

                                                        Notary Public

                                   EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.



Certificate No.                                       :     1

Cut-off Date                                          :     March 1, 2006

First Distribution Date                               :     March 27, 2006

Initial Certificate Balance of this Certificate
("Denomination")                                      :     $[ __ ]

Initial Certificate Balances of all Certificates of
this Class                                            :     $[ __ ]

CUSIP                                                 :     [ __ ]

Interest Rate                                         :     Variable








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1
                                     Class A

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as stated herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among IndyMac ABS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.







         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2006

                         DEUTSCHE BANK NATIONAL TRUST
                         COMPANY,
                         not in its individual capacity, but solely as Trustee


                         By:____________________________________





Countersigned:


By:_____________________________________
           Authorized Signatory of
           DEUTSCHE BANK NATIONAL
           TRUST COMPANY, not in its
           individual capacity,
           but solely as Trustee








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1

         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (i) with respect to each Class A Certificates, the Subordinated Certificates and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date and (ii) the Class C Certificates, the Class R Certificates and any Definitive Certificate, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the sum of the Stated Principal Balances of the Closing Date Mortgage Loans and REO Properties on the Cut-off Date, the Servicer or if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer, will have the right to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 10.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.







                                                     ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                         Signature by or on behalf of assignor

                                         _____________________________________





                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________,
for the account
of_____________________________________________________________________________,
account number___________, or, if mailed by check, to_____________________________________________________________, Applicable
statements should be mailed
to_________________________________________________________________________,
_______________________________________________________________________________.

________________________________________________________________________________
This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.








STATE OF____________    )
                        )   ss.:
COUNTY OF___________    )

                  On the __th day of , 20 before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                              _______________________________
                                              Notary Public



[Notarial Seal]






                                   EXHIBIT A-2

                          FORM OF CLASS M CERTIFICATES

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No.                                       :     1

Cut-off Date                                          :     March 1, 2006

First Distribution Date                               :     March 27, 2006

Initial Certificate Balance of this Certificate
("Denomination")                                      :     $[ __ ]

Initial Certificate Balances of all Certificates of
this Class                                            :     $[ __ ]

CUSIP                                                 :     [ __ ]

Interest Rate                                         :     Variable








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1
                                     Class M

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as stated herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among IndyMac ABS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.







         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2006

                          DEUTSCHE BANK NATIONAL TRUST
                          COMPANY,
                          not in its individual capacity, but solely as Trustee


                          By:___________________________________





Countersigned:


By:______________________________________
           Authorized Signatory of
           DEUTSCHE BANK NATIONAL
           TRUST COMPANY, not in its
           individual capacity,
           but solely as Trustee








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1

         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (i) with respect to each Class A Certificates, the Subordinated Certificates and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date and (ii) the Class C Certificates, the Class R Certificates and any Definitive Certificate, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the sum of the Stated Principal Balances of the Closing Date Mortgage Loans and REO Properties on the Cut-off Date, the Servicer or if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer, will have the right to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 10.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.






                                                     ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

_______________________________________________________________________________.


Dated:


                                      Signature by or on behalf of assignor

                                      _____________________________________







                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________,
for the account of_____________________________________________________________,
account number___________, or, if mailed by check, to__________________________,
Applicable statements should be mailed to______________________________________,
_______________________________________________________________________________.

________________________________________________________________________________
This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.









STATE OF____________    )
                        )   ss.:
COUNTY OF___________    )

                  On the __th day of , 20 before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                           _______________________________
                                           Notary Public


[Notarial Seal]





                                   EXHIBIT A-3

                          FORM OF CLASS B CERTIFICATES

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").







Certificate No.                                       :     1

Cut-off Date                                          :     March 1, 2006

First Distribution Date                               :     March 27, 2006

Initial Certificate Balance of this Certificate
("Denomination")                                      :     $[ __ ]

Initial Certificate Balances of all Certificates of
this Class                                            :     $[ __ ]

CUSIP                                                 :     [ __ ]

Interest Rate                                         :     Variable






                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1
                                     Class B

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class B Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof. This Class B Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the Denomination of this Class B Certificate by the Initial Certificate Principal Balance of this Class) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by IndyMac ABS, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (the "Seller") and servicer (the "Servicer") and Deutsche Bank National Trust Company, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event of any such transfer of any Ownership Interest in any Private Certificate that is a Book-Entry Certificate, except with respect to the initial transfer of any such Certificate by the Depositor, such transfer shall be required to be made in reliance upon Rule 144A under the 1933 Act, and the transferor will be deemed to have made each of the representations and warranties set forth on Exhibit L hereto in respect of such interest as if it was evidenced by such Private Certificate and the transferee will be deemed to have made each of the representations and warranties set forth in the Form of Rule 144A Investment Letter included as part of Exhibit J hereto in respect of such interest as if it was evidenced by a Definitive Certificate. The Certificate Owner of any such Ownership Interest in any such Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class B Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.







         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2006

                         DEUTSCHE BANK NATIONAL TRUST
                         COMPANY,
                         not in its individual capacity, but solely as Trustee


                         By:___________________________________




Countersigned:


By:_______________________________________
           Authorized Signatory of
           DEUTSCHE BANK NATIONAL
           TRUST COMPANY, not in its
           individual capacity,
           but solely as Trustee








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1


         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage Backed Certificates, Series 2006-L1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Servicer, the Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the sum of the Stated Principal Balances of the Closing Date Mortgage Loans and REO Properties on the Cut-off Date, the Servicer or if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer, will have the right to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 10.01 of the Agreement.


         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.







                                                     ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

______________________________________________________________________________.


Dated:


                                          Signature by or on behalf of assignor

                                          _____________________________________






                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________,
for the account of_____________________________________________________________,
account number___________, or, if mailed by check, to__________________________,
Applicable statements should be mailed to______________________________________,
_______________________________________________________________________________.

________________________________________________________________________________
This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.










STATE OF____________  )
                      )   ss.:
COUNTY OF___________  )

                  On the __th day of , 20 before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                           _______________________________
                                           Notary Public


[Notarial Seal]






                                   EXHIBIT A-4

                          FORM OF CLASS C CERTIFICATES

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

         ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.                                       :     1

Cut-off Date                                          :     March 1, 2006

First Distribution Date                               :     March 27, 2006

Percentage Interest of this Certificate
("Denomination")                                      :     [ __ ]








                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1
                                     Class C


         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         The Certificate Principal Balance of this Class C Certificate at any time may be greater than or less than the Initial Certificate Principal Balance set forth on the face hereof. The Notional Amount of this Class C Certificate at any time may be less than the Initial Notional Amount set forth on the face hereof. This Class C Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that IndyMac Bank, F.S.B. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the Denomination of this Class C Certificate by the Initial Notional Amount of this Class) in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by IndyMac ABS, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (the "Seller") and servicer (the "Servicer") and Deutsche Bank National Trust Company, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event of any such transfer (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act (as evidenced by the investment letter delivered to the Trustee, in substantially the form of the Form of Rule 144A Investment Letter included as part of Exhibit J to the Agreement), the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, form the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form of Exhibit L of the Agreement) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J of the Agreement) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class C Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class C Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.







         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2006

                          DEUTSCHE BANK NATIONAL TRUST
                          COMPANY,
                          not in its individual capacity, but solely as Trustee


                          By:_____________________________________




Countersigned:


By:________________________________________
           Authorized Signatory of
           DEUTSCHE BANK NATIONAL
           TRUST COMPANY, not in its
           individual capacity,
           but solely as Trustee






                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1

         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage Backed Certificates, Series 2006-L1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Servicer, the Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the sum of the Stated Principal Balances of the Closing Date Mortgage Loans and REO Properties on the Cut-off Date, the Servicer or if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer, will have the right to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 10.01 of the Agreement.


         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.







                                                     ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

_______________________________________________________________________________.


Dated:


                                           Signature by or on behalf of assignor

                                           _____________________________________




                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________,
for the account of_____________________________________________________________,
account number___________, or, if mailed by check, to__________________________,
Applicable statements should be mailed to______________________________________,
_______________________________________________________________________________.

________________________________________________________________________________
This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.










STATE OF_____________                  )
                                       )   ss.:
COUNTY OF___________                   )

         On the __th day of , 20 before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                              _______________________________
                                              Notary Public


[Notarial Seal]








                                      A-5-9

                                   EXHIBIT A-5

                          FORM OF CLASS R CERTIFICATES


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

         ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No.                                       :     1

Cut-off Date                                          :     March 1, 2006

Aggregate Percentage Interest of the Class R
Certificates as of the Issue Date                     :     100.00%







                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1
                                     Class R


         evidencing the distributions allocable to the Class R Certificates with respect to a Trust consisting primarily of a pool of fixed and adjustable-rate, residential lot mortgage loans (the "Mortgage Loans") secured by parcels of land that have been improved for residential use.

                                              IndyMac ABS, Inc., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates.

         This certifies that Bear Stearns Securities Corporation is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by IndyMac ABS, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (the "Seller") and Servicer (the "Servicer") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event of any such transfer (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act (as evidenced by the investment letter delivered to the Trustee, in substantially the form of the Form of Rule 144A Investment Letter included as part of Exhibit J to the Agreement), the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, form the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form of Exhibit L of the Agreement) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J of the Agreement) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an Ownership Interest in this Certificate unless such Ownership Interest is a pro rata undivided interest;
(iii) in connection with any proposed transfer of any Ownership Interest in this Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following: (a) an affidavit in the form of Exhibit O to the Agreement from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and (b) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates;
(iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Class R Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.







         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2006

                     DEUTSCHE BANK NATIONAL TRUST
                     COMPANY,
                     not in its individual capacity, but solely as Trustee


                                       By:

Countersigned:


By:
           Authorized Signatory of
           DEUTSCHE BANK NATIONAL
           TRUST COMPANY, not in its
           individual capacity,
           but solely as Trustee




                                INDYMAC ABS, INC.
               IndyMac Residential Mortgage-Backed Trust 2006-L1,
                  Mortgage-Backed Certificates, Series 2006-L1

         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac ABS, Inc., IndyMac Residential Mortgage Backed Trust 2006-L1, Mortgage Backed Certificates, Series 2006-L1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Servicer, the Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the related Remittance Period is less than 10% of the sum of the Stated Principal Balances of the Closing Date Mortgage Loans and REO Properties on the Cut-off Date, the Servicer or if the Servicer fails to exercise such option and any portion of the Class A Certificates remain outstanding, the Certificate Insurer, will have the right to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 10.01 of the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.







                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT - CUSTODIAN
                                                                    ---------
TEN ENT - as tenants by the entireties              (Cust) (Minor) under
                                                    Uniform Gifts to Minors Act
JT TEN - as joint tenants with                                    _____________
         right of survivorship and not as                         (State)
         tenants in common
Additional abbreviations may also be used though not in the above list.




                                                     ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

_______________________________________________________________________________.


Dated:


                                        Signature by or on behalf of assignor

                                        _____________________________________




                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________,
for the account of_____________________________________________________________,
account number___________, or, if mailed by check, to__________________________,
Applicable statements should be mailed to______________________________________,
_______________________________________________________________________________.

________________________________________________________________________________
This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.










STATE OF_____________                  )
                                       )   ss.:
COUNTY OF___________                   )

         On the __th day of , 20 before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                          _______________________________
                                          Notary Public


[Notarial Seal]









                                       B-1

                                    EXHIBIT B

   COPY OF CERTIFICATE GUARANTY INSURANCE POLICY WITH RESPECT TO THE INSURED
                                  CERTIFICATES


                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                   Effective Date of Endorsement:
Certificate Guaranty Insurance Policy                             March 17, 2006
No. AB0977BE issued to:

Deutsche Bank National Trust Company
as Trustee for the Holders of
IndyMac Residential Mortgage-Backed Trust, Series 2006-L1

         For all purposes of the Policy, the following terms shall have the following meanings:

         "Affiliate" shall mean with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall mean, for purposes of the Policy, the Pooling and Servicing Agreement, dated as of March 1, 2006, among Indymac ABS, Inc., as the Depositor, Indymac Bank, F.S.B., as the Seller and Servicer, and Deutsche Bank National Trust Company as the Trustee.

         "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the state of New York or the state of California or the city in which the Corporate Trust Office or the office of the Insurer is located are required or authorized by law or executive order to be closed.

         "Class A Certificates" shall mean any one of the IndyMac Residential Mortgage-Backed Certificates, Series 2006-L1, substantially in the form set forth as Exhibits A-1, A-2 and A-3 to the Agreement.

         "Deficiency Amount" shall mean for any Distribution Date, an amount equal to the sum of (1) the aggregate amount by which the Accrued Certificate Interest payable to the Class A Certificates for such Distribution Date exceeds the Interest Remittance Amount available on such Distribution Date to pay the Class A Certificates, and (2) (i) with respect to any Distribution Date other than the Final Distribution Date, the aggregate amount, if any, by which the aggregate Certificate Principal Balances of the Class A Certificates (after giving effect to all distributions of Available Funds on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans on the last day of the related Remittance Period and (ii) with respect to the Final Distribution Date, the aggregate Certificate Principal Balances of the Class A Certificates (after giving effect to all distributions of Available Funds on such Distribution Date). Notwithstanding anything to the contrary contained herein, the aggregate Deficiency Amount described above which may be paid under the Policy shall not exceed the Maximum Insured Amount.

         "Distribution Date" shall mean the 25th day of each month (or if such day is not a Business Day the next Business Day immediately following) beginning with the First Distribution Date.

         "Due for Payment" shall mean, (i) with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement and (ii) with respect to a Preference Amount, the Business Day on which the documentation required by the Insurer has been received by the Insurer.

         "Final Distribution Date" shall mean the Distribution Date occurring in April 2011.

         "First Distribution Date" shall mean April 25, 2006.

         "Holder" shall mean the registered owner or beneficial owner of a Class A Certificate, other than the Depositor, the Seller, the Master Servicer or the Trustee or any of their Affiliates.

         "Insurance Account" shall mean the account created and maintained with the Trustee for the benefit of the Holders and the Insurer pursuant to Section
4.06 of the Agreement.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of March 17, 2006, among IndyMac ABS, Inc., as the Depositor, IndyMac Bank, F.S.B., as the Sponsor, the Seller and the Servicer and Deutsche Bank National Trust Company, as Trustee, the Insurer, as such agreement may be amended, modified or supplemented from time to time.

         "Insured Amount" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to, or at the direction of, the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

         "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Class A Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Maximum Insured Amount" shall mean $239,365,000 in respect of principal, plus interest thereon calculated at the Pass-Through Rate for the Class A Certificates.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

         "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Policy" shall mean the Certificate Guaranty Insurance Policy No. AB0977BE together with each and every endorsement hereto.

         "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of March 17, 2006 by and among IndyMac Bank, F.S.B., as Sponsor, the Seller and the Master Servicer, IndyMac ABS, Inc., as Depositor and Deutsche Bank National Trust Company, as Trustee.

         "Preference Amount" shall mean any payment of principal or interest previously distributed to a Holder on a Class A Certificate, which would have been covered under the Policy as an Insured Amount, which has been deemed a preferential transfer and was previously recovered from its owner pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement, as certified to the Trustee by the Insurer plus (ii) interest on such amounts at the Late Payment Rate.

         "Relief Act Shortfalls" shall mean interest shortfalls resulting from the application of the Servicemembers Relief Act, as amended, or any similar state law.

         "Trustee" shall mean Deutsche Bank National Trust Company, or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, subject to the provisions thereof.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Insurance Agreement and the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Insurer.

         Notwithstanding any other provision of the Policy, the Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the second Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice at the address and in the manner provided in Section 6.02 of the Insurance Agreement and (ii) the Distribution Date on which the related Insured Amount is Due for Payment; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

         If such an amended or corrected Notice is in proper form and is otherwise sufficient for the purpose of making a claim under the Policy, it will be deemed to have been timely received on the business day of such resubmission, provided, that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received before 12:00 noon on the following Business Day.

         The Insurer's obligations under the Policy with respect to Insured Amounts will be discharged to the extent funds are transferred to the Trustee as provided in the Policy, whether or not the funds are properly applied by the Trustee.

         The Insurer will pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of the Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee and/or Holder, as applicable (the "Order"), (ii) an opinion of counsel satisfactory to the Insurer, stating that such Order has been entered and is final and not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or Holder, irrevocably assigning to the Insurer all rights and claims of the Trustee and/or such Holder relating to or arising under the Agreement or otherwise with respect to such Preference Amount, (iv) appropriate instruments in form satisfactory to the Insurer to effect the appointment of the Insurer as agent for the Trustee and such Holder in any legal proceeding relating to such Preference Amount and (v) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Class A Certificates prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the face of the Policy; provided, further, that any Preference Amount that constitutes interest will be limited to the amount of interest on the outstanding principal amount of the Class A Certificates (calculated at the related Pass-Through Rate) accrued as of the last day of the applicable interest accrual period and will not, in any event, include any interest on the Class A Certificates accrued after such date or any interest on such interest amount. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii), (iv) and (v) above to the Insurer and
(b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         Upon any payment under the Policy, in furtherance and not in limitation of the Insurer's equitable right of subrogation and the Insurer's rights under the Insurance Agreement, the Insurer will, to the extent of such payment by the Insurer under the Policy, be subrogated to the rights of any Holder, to receive any and all amounts due in respect of such Class A Certificates as to which such payment under the Policy was made, to the extent of any payment by the Insurer under the Policy.

         The Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under the Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Insurance Agreement and the Agreement.

         The Policy does not cover Net WAC Cap Carry Forward Amounts, Net Interest Shortfalls, default interest, premiums, if any, allocated to or payable in respect of the Class A Certificates, nor does the Policy guarantee to the Holders any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trustee or any Holder for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) or any risk other than Nonpayment, including the failure of the Trustee or any Paying Agent to make any payment required under the Agreement to the Holders.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of the Policy.

         A premium will be payable on the Policy on each Distribution Date as provided in Section 3.02 of the Insurance Agreement, beginning with the First Distribution Date, in an amount equal to the Premium Amount. The premium on the Policy is not refundable for any reason, including the payment of any Class A Certificates prior to their maturities.

         IN THE EVENT THAT AMBAC ASSURANCE CORPORATION WERE TO BECOME INSOLVENT, ANY CLAIMS ARISING UNDER THE POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION.

         The Policy to which this endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the fullest extent permitted by applicable law, the Insurer hereby waives and agrees not to assert any and all rights and defenses (including but not limited to set-offs, counterclaims, fraud in the inducement or fact or any other circumstances that would have the effect of discharging a surety at law or in equity), to the extent such rights and defenses may be available to the Insurer to avoid payment of its obligations under the Policy in accordance with the express provisions hereof. None of the foregoing waivers shall prejudice any claim the Insurer may have, whether directly or as subrogee of the Class A Certificateholders, subsequent to making such payment to the Trustee in accordance with this Policy.

         To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Insurer thereunder will terminate without any action on the part of the Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Class A Certificates have been paid in full and (ii) if any proceedings requisite to avoidance as a Preference Payment have been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final and nonappealable order in resolution or settlement of each such proceeding. Upon termination of the Policy, the Trustee shall deliver the original of the Policy to the Insurer.

         No person other than the Trustee shall be entitled to present the Notice.

         No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         The Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.


___________________________           ______________________________________
Assistant Secretary                   First Vice President

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0977BE



                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                     Date: [                   ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB0977BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement"), between IndyMac Bank, F.S.B., as the Sponsor, the Seller and the Servicer, IndyMac ABS, Inc., as Depositor, and Deutsche Bank National Trust Company, as Trustee, as the case may be, unless the context otherwise requires.

                  The Trustee hereby certifies as follows:

         1. The Trustee is the Trustee under the Agreement for the Holders.

         2.       The relevant Distribution Date is [date].

         3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

         4. There is an [Insured Amount] [Preference Amount] of $______________ in respect of the Class A Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.

         5. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

         6. The Trustee hereby requests the payment of the [Insured Amount] [Preference Amount] that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
                  ______________________________ (Trustee's account number).

         7. The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due;
                  (b) not apply such funds for any other purpose; (c) deposit such funds to the Insurance Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         FOR YOUR PROTECTION CALIFORNIA LAW REQUIRES THE FOLLOWING TO APPEAR ON THIS FORM. ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR THE PAYMENT OF A LOSS IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN STATE PRISON.

                                  By:
                                         ---------------------------------------
                                         Trustee

                                  Title:
                                        ----------------------------------------
                                         (Officer)





                                       C-1

                                    EXHIBIT C

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT



                              INDYMAC BANK, F.S.B.,

                                    as Seller


                                       and


                               INDYMAC ABS, INC.,

                                  as Purchaser


                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of March 17, 2006


             INDYMAC RESIDENTIAL MORTGAGE-BACKED TRUST CERTIFICATES,
                                 SERIES 2006-L1

                                TABLE OF CONTENTS




                                    ARTICLE I

                                   DEFINITIONS

Section 1.01         DEFINITIONS...............................................................

                                   ARTICLE II

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01         SALE OF MORTGAGE LOANS....................................................
Section 2.02         OBLIGATIONS OF SELLER UPON SALE...........................................
Section 2.03         PAYMENT OF PURCHASE PRICE FOR THE MORTGAGE LOANS..........................

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01         SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS......
Section 3.02         SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLER..............
Section 3.03         REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES.....................

                                   ARTICLE IV

                               SELLER'S COVENANTS

Section 4.01         COVENANTS OF THE SELLER...................................................

                                    ARTICLE V

               INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

Section 5.01         INDEMNIFICATION...........................................................

                                   ARTICLE VI

                                   TERMINATION

Section 6.01         TERMINATION...............................................................

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01         AMENDMENT.................................................................
Section 7.02         GOVERNING LAW.............................................................
Section 7.03         NOTICES...................................................................
Section 7.04         SEVERABILITY OF PROVISIONS................................................
Section 7.05         COUNTERPARTS..............................................................
Section 7.06         FURTHER AGREEMENTS........................................................
Section 7.07         INTENTION OF THE PARTIES..................................................
Section 7.08         SUCCESSORS AND ASSIGNS: ASSIGNMENT OF PURCHASE AGREEMENT..................
Section 7.09         SURVIVAL..................................................................
Section 7.10         THIRD PARTY BENEFICIARY...................................................


         MORTGAGE LOAN PURCHASE AGREEMENT, dated as of March 17, 2006 (this "Agreement"), between IndyMac Bank, F.S.B. (the "Seller") and IndyMac ABS, Inc. (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS, the Seller is the owner of (i) the notes or other evidence of indebtedness (the "Mortgage Notes") as indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

         WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the obligors on the Mortgage Loans; and

         WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

         WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, the Seller as seller and servicer and Deutsche Bank National Trust Company as trustee (the "Trustee"), relating to IndyMac Residential Mortgage-Backed Trust Certificates, Series 2006-L1, the Purchaser will convey the Mortgage Loans to the trust created therein (the "Trust"); and

         WHEREAS, the Seller is obligated, in connection with the transactions contemplated by this Agreement, to make certain representations, warranties and covenants with respect to itself and the Mortgage Loans.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01 DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                   ARTICLE II

                             SALE OF MORTGAGE LOANS;
                            PAYMENT OF PURCHASE PRICE

         Section 2.01 SALE OF MORTGAGE LOANS.

         The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, (i) all of its right, title and interest in and to each Mortgage Loan, including the related Principal Balance as of the Cut-off Date, (ii) all interest accruing thereon on or after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date,
(iii) its interest in any insurance policies in respect of the Mortgage Loans and (iv) all proceeds of any of the foregoing.

         Section 2.02 OBLIGATIONS OF SELLER UPON SALE. In connection with any transfer pursuant to Section 2.01 hereof, the Seller agrees, at its own expense, on or prior to the Closing Date, (i) to cause its books and records to indicate that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (ii) to deliver to the Purchaser and the Trustee an electronic data file containing a true and complete list of all such Mortgage Loans, specifying for each such Mortgage Loan, as of the Cut-off Date, those data fields as required in the Pooling and Servicing Agreement. Such file, which forms a part of Exhibit D to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with, the Trustee, as assignee of the Purchaser, or to the Custodian, on or before the Closing Date, the following documents or instruments, which documents and instruments will comply with the requirements of the Pooling and Servicing Agreement notwithstanding any provision to the contrary below:

         (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of Deutsche Bank National Trust Company, as Trustee, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; PROVIDED, HOWEVER, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Stated Principal Balance of which is less than or equal to 2.00% of the Pool Balance as of the Cut-off Date;

         (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

         (iii) an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "Deutsche Bank National Trust Company, as Trustee, without recourse";

         (iv) an original copy of any intervening Assignment, showing a complete chain of assignments;

         (v) the original or a certified copy of the lender's title insurance policy; and

         (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

         With respect to up to 30% of the Mortgage Loans, the Seller may deliver all or a portion of each related Mortgage File to the Trustee not later than five Business Days after the Closing Date (such Mortgage Loans, the "Delayed Delivery Mortgage Loans").

         The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

         If any of the documents referred to in Section 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (A) has not been returned from the applicable public recording office or (B) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date of a copy of each such document certified by the Seller in the case of (A) above or the applicable public recording office in the case of (B) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.02(v) above, the Seller shall deliver or cause to be delivered to the Trustee or a Custodian, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Trustee or the Custodian, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 of the Pooling and Servicing Agreement.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01.

         The Seller shall cause the Assignments which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.02(iii) hereof and, to the extent necessary, in Section 2.02(iv) hereof to be recorded. The Seller shall be required to deliver such Assignments for recording within 30 days of the Closing Date. The Seller shall furnish the Trustee, or its designated agent, with a copy of each Assignment submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

         Notwithstanding the foregoing, the Seller shall not cause to be recorded any Assignment which relates to a Mortgage Loan secured by a Mortgaged Property in California or in any other jurisdiction where the Rating Agencies do not require recordation in order to receive the ratings on the Certificates at the time of their initial issuance (which, in the case of the Insured Certificates, shall be without regard to the Policy); PROVIDED, HOWEVER, that each Assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of: (i) direction by the Holders of the Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Event of Termination, (iii) the occurrence of a bankruptcy or insolvency relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 of the Pooling and Servicing Agreement and (v) if the Seller is not the Servicer and with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

         Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date, the Seller shall either:

         (x) deliver to the Trustee the Mortgage File as required pursuant to this Article II for each Delayed Delivery Mortgage Loan; or

         (y)(A)repurchase the Delayed Delivery Mortgage Loan or (B) substitute a Qualified Substitute Mortgage Loan for a Delayed Delivery Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions herein (treating each such Delayed Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of Section 3.03);

provided, however, that if the Seller fails to deliver a Mortgage File for any Delayed Delivery Mortgage Loan within the period specified herein, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Delayed Delivery Mortgage Loan; provided, further, that the cure period provided for herein and in the Pooling and Servicing Agreement shall not apply to the initial delivery of the Mortgage File for such Delayed Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver.

         Section 2.03 PAYMENT OF PURCHASE PRICE FOR THE MORTGAGE LOANS.


         In consideration of the sale of the Mortgage Loans to be purchased hereunder, the Purchaser shall pay to or upon the order of the Seller on the Closing Date the purchase price thereof (the "Mortgage Loan Purchase Price") by transfer to the Seller of (i) immediately available funds in an amount equal to the net sale proceeds of the Class A Certificates and (ii) the Class M Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates (the "IndyMac Certificates"). The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the Prospectus Supplement relating to the Class A Certificates and the Class M Certificates and the Private Placement Memorandum relating to the Class B Certificates, fees and expenses of Purchaser's counsel, accountant's fees and expenses and the fees and expenses of the Trustee and the Certificate Insurer and other out-of-pocket costs, if any.

                                  ARTICLE III

               REPRESENTATIONS ANDWARRANTIES; REMEDIES FOR BREACH

         Section 3.01 SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS. The Seller hereby makes representations and warranties, as set forth in Exhibit A hereof, to the Purchaser with respect to the Mortgage Loans as of the Closing Date or as of such other date specifically provided herein.

         Section 3.02 SELLER REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLER. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date:

         (i) The Seller is duly organized, validly existing and in good standing as a federal savings bank under the laws of the United States and is licensed, qualified and in good standing in each state in which any Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller or to ensure the enforceability or validity of each Mortgage Loan in accordance with the terms of this Agreement;

         (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization. At the time of the sale of each Mortgage Loan by the Seller, the Seller had the full power and authority to hold each Mortgage Loan and to sell each Mortgage Loan;

         (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's charter or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

         (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

         (v) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (vi) There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

         (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

         (viii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

         (ix) The information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to similar standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects as of the date of such report;

         (x) Except with respect to any statement regarding the intentions of the Purchaser, or any other statement contained herein, the truth or falsity of which is dependent solely upon the actions of the Purchaser, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby and by the Pooling and Servicing Agreement, taken in the aggregate, do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading;

         (xi) The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

         (xii) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans (except that an entity that previously financed the Seller's ownership of the Mortgage Loans may be entitled to a fee to release its security interest in the Mortgage Loans, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date); and

         (xiii) There is no litigation currently pending or, to the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement or the Pooling and Servicing Agreement, or that would result in a material adverse change in the financial condition of the Seller.

         Section 3.03 REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES. It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage
Loan), the party discovering such breach shall give prompt written notice to the others. The Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for the breach.

         Within 90 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty made by the Seller that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest therein of the Purchaser, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Purchase Price. In the event that such a breach shall involve any representation or warranty set forth in Section 3.02 and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Purchase Price. The Seller may, assuming the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase a deficient Mortgage Loan as provided above, remove such Mortgage Loan (in which case it shall become a Deleted Mortgage Loan) and substitute in its place a Qualified Substitute Mortgage Loan or Loans. Upon substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject in all respects to the terms of this Agreement, including all applicable representations and warranties thereof included in this Agreement, as of the date of such substitution. If the Seller does not provide a Qualified Substitute Mortgage Loan or Loans, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this
Section 3.03 shall occur on a date specified in the Pooling and Servicing Agreement and shall be accomplished by deposit in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

         At the time of substitution or repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased or substituted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser relating to the deficient or repurchased Mortgage Loan. In the event the Purchase Price is deposited in the Collection Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the
Assignment and such other documents and agreements as are required by the Pooling and Servicing Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Collection Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02.

         It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

         It is understood and agreed that the obligations of the Seller set forth in Section 3.03 to cure, repurchase and substitute for a defective
Mortgage Loan and to indemnify the Parties as provided in Section 5.01 constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations and warranties contained in Section
3.01 or 3.02.

                                   ARTICLE IV

                               SELLER'S COVENANTS

         Section 4.01 COVENANTS OF THE SELLER. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; PROVIDED, HOWEVER, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   ARTICLE V

                INDEMNIFICATION WITHRESPECT TO THE MORTGAGE LOANS

         Section 5.01 INDEMNIFICATION.

         The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Section 3.01 or 3.02 of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller or any servicer. The Seller shall immediately notify the Purchaser and the Trustee if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or any such person or entity in respect of such claim.

         Promptly after receipt by any indemnified party under this Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent it has been materially prejudiced by such failure; PROVIDED, FURTHER, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, and by the Seller, if the indemnified parties under this Article V consist of the Seller.

         Each indemnified party, as a condition of the indemnity agreements, shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.01 TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.01 AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

         Section 7.02 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARDS TO ANY CONFLICT OF LAW PROVISIONS. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered as follows: (i) if to the Seller: IndyMac Bank, F.S.B., 3465 East Foothill Blvd., 2nd Floor, Pasadena, California 91107, Attention: Secondary Marketing, or such other address as may hereafter be furnished to the Purchaser in writing by the Seller; (ii) if to the Purchaser: IndyMac ABS, Inc., 3465 East Foothill Blvd., 2nd Floor, Pasadena, California 91107, Attention: Secondary Marketing, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

         Section 7.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 7.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts, together, shall constitute one and the same agreement.

         Section 7.06 FURTHER AGREEMENTS. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Mortgage Loans.

         Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

         Section 7.07 INTENTION OF THE PARTIES. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes and all other purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

         Section 7.08 SUCCESSORS AND ASSIGNS: ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated by the Seller to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee for the benefit of the Certificateholders of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 7.09 SURVIVAL. The representations and warranties set forth in Sections 3.01 and 3.02, the remedies set forth in Section 3.03 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

         Section 7.10 THIRD PARTY BENEFICIARY. The Certificate Insurer, if any, shall be a third party beneficiary hereof, until such time as the Certificate Principal Balance of the Class A Certificates has been reduced to zero and all amounts owed to the Certificate Insurer have been paid in full, and may enforce the terms hereof as if a party hereto. The Trustee shall be a third party beneficiary hereof.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                         INDYMAC ABS, INC., as Purchaser


                         By:_______________________________
                              Name:
                              Title:

                         INDYMAC BANK, F.S.B., as Seller


                         By:_______________________________
                              Name:
                              Title:

                                                                      SCHEDULE I



                             MORTGAGE LOAN SCHEDULE

                            (Available Upon Request)

                                                                       EXHIBIT A


   REPRESENTATIONS AND WARRANTIES OF THE SELLER REGARDING THE MORTGAGE LOANS.

         The Seller hereby represents and warrants to the Purchaser, as of the Closing Date, or if so specified herein, as of the related Cut-off Date as follows.

         (i) The information set forth on the Mortgage Loan Schedule as to each Mortgage Loan is true and correct as of the Cut-off Date.

         (ii) As of the Closing Date, all regularly scheduled Monthly Payments due with respect to each Mortgage Loan up to and including the first day of the month before the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan had more than one regularly scheduled Monthly Payment that was 30 or more days Delinquent during the twelve months before the Cut-off Date.

         (iii) With respect to each Mortgage Loan, the related Mortgage is a valid and enforceable first lien on the Mortgaged Property, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

         (iv) Immediately before the assignment of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

         (v) As of the date of origination of each Mortgage Loan, there was no delinquent tax or assessment lien against the related Mortgaged Property. Except for payment defaults permitted in clause (ii) above, there are no defaults in complying with the terms of the Mortgage, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the date which precedes by one month the Due Date of the first installment of principal and interest.

         (vi) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the Mortgage Loan Schedule.

         (vii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (xi) below.

         (viii) No Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado, hurricane or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation) so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.

         (ix) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including usury, equal credit opportunity, anti-money laundering laws, real estate settlement procedures and truth-in-lending and disclosure laws, or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan.

         (x) As of the Closing Date the Seller has not: modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Purchaser and which has been delivered to the Purchaser); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

         (xi) A lender's policy of title insurance, together with extended coverage endorsement, if applicable, in an amount at least equal to the Stated Principal Balance of each such Mortgage Loan as of the Cut-off Date or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan and each such policy is valid and remains in full force and effect.

         (xii) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to the Mortgaged Property and, with respect to the use of the same, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of the Mortgaged Property. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. The Seller has reviewed all of the documents constituting the Mortgage File.

         (xiii) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.

         (xiv) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

         (xv) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law.

         (xvi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

         (xvii) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

         (xvii) To the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material non-monetary default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material non-monetary default, breach, violation or event of acceleration.

         (xviii) Each Mortgage File contains an appraisal of the related Mortgaged Property in a form acceptable to Fannie Mae or Freddie Mac.

         (xix) Any leasehold estate securing a Mortgage Loan has a stated term at least as long as the term of the related Mortgage Loan.

         (xx) Each Mortgage Loan was selected from among the outstanding residential lot mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth herein can be made. No such selection was made in a manner intended to adversely affect the interests of the Purchaser.

         (xxi) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

         (xxii) As of the Closing Date, no two Mortgaged Properties are mortgaged by any one borrower.

         (xxiii) None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," "covered," "predatory" or "abusive" loans under any other applicable state, federal or local law.

         (xxiv) No Mortgage Loans are subject to the Georgia Fair Lending Act ("GFLA"), effective from October 1, 2002 to March 6, 2003.

         (xxv) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is in violation of any state law or ordinance similar to HOEPA.

         (xxvi) Each Prepayment Charge is enforceable against and was originated in compliance with all federal, state and local laws, (except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary payoff).

         (xxvii) No loan is a high cost loan or a covered loan, as applicable (as such terms are defined in the then-current version of Standard & Poor's LEVELS which is now Version 5.6(c) Glossary Revised, Appendix E).

         (xxviii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor.

         (xxix) The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgaged Property may be a leasehold estate. If the Mortgage Loan is secured by a long-term residential lease: (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; and (4) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note.

         (xxx) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect as of the date of origination of such Mortgage Loan, as set forth in the Prospectus Supplement. The Mortgage Note and Mortgage are on forms generally acceptable to Freddie Mac or Fannie Mae and the Seller has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used.

         (xxxi) To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue.

         (xxxii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

         (xxxiii) Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

         (xxxiv) No Mortgage Loan is (a) subject to, covered by or in violation of the provisions of HOEPA, (b) a "high cost", "covered" (except with respect to purchase money "covered loans" under the New Jersey Home Ownership Security Act of 2002), "abusive", "predatory", "home loan", "Oklahoma Section 10" or "high risk" mortgage loan (or a similarly designated loan using different terminology) under any federal, state or local law, including without limitation, the provisions of the Georgia Fair Lending Act, New York Banking Law, Section 6-1, the City of Oakland, California Anti-Predatory Lending Ordinance No. 12361, the Arkansas Home Loan Protection Act, effective as of June 14, 2003, Kentucky State Statute KRS 360.100, effective as of June 25, 2003, the New Jersey Home Ownership Security Act of 2002, the New Mexico Home Loan Protection Act (N.M. Stat. Ann. ss.ss. 58-21A-1 et seq.), the Illinois High-Risk Home Loan Act (815 Ill. Comp. Stat. 137/1 et seq.), the Oklahoma Home Ownership and Equity Protection Act, Nevada Assembly Bill No. 284, effective as of Oct. 1, 2003, the Minnesota Residential Mortgage Originator and Servicer Licensing Act (MN Stat. ss.58.137), the South Carolina High-Cost and Consumer Home Loans Act, effective January 1, 2004, or any other statute or regulation providing assignee liability to holders of such mortgage loans, or (c) subject to or in violation of any such or comparable federal, state or local statutes or regulations.

         (xxxv) The Mortgage Loan is not subject to any outstanding litigation for fraud, origination, predatory lending, servicing or closing practices.

         (xxxvi) Each Mortgage Loan has been serviced in all material respects in compliance with all applicable federal, state and local laws.

         (xxxvii) The Mortgage contains an enforceable provision (except as such enforcement may be effected by bankruptcy and insolvency laws or by general principals of equity) for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and to the best of the Seller's knowledge, such provision is enforceable.

         (xxxviii) None of the Fixed-Rate Mortgage Loans are, by their terms, assumable.







                                       D-1

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE



                            (Available upon request)




                                       E-2

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Deutsche Bank National Trust Company
         1761 East St. Andrew Place
         Santa Ana, California 92705-4934
         Attention: Trust Administration - IN06L1

     Re: Pooling and Servicing Agreement dated as of March 1, 2006 among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee with respect to IndyMac ABS, Inc., Residential Mortgage-Backed Trust, Series 2006-L1

--------------------------------------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt of the Trustee's Mortgage File Or the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:

MORTGAGOR NAME. ADDRESS & ZIP CODE:

REASON FOR REQUESTING DOCUMENTS (CHECK ONE):

______1. Mortgage Paid in Full

______2. Foreclosure

______3. Substitution

______4. Other Liquidation (Repurchases, etc.)

______5. Nonliquidation Reason:

Address to which Trustee should deliver the Trustee's Mortgage File:
________________________________________________________________________________
________________________________________________________________________________






                                   By:      ____________________________________
                                                             (authorized agent)

                                   Issuer:  ____________________________________


                                   Address: ____________________________________
                                            ____________________________________

                                   Date:    ____________________________________


TRUSTEE

Deutsche Bank National Trust Company

                 Please acknowledge the execution of the above request by your signature and date below:


                 ____________________________________         ___________
                 Signature                                    Date

                 ____________________________________         ___________
                 Documents returned to Trustee:

                 ____________________________________         ___________
                 Trustee                                      Date




                                       F-1

                                   EXHIBIT F-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                        _______________, 200__

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, California 91101

     Re: Pooling and Servicing Agreement dated as of March 1, 2006 among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee with respect to IndyMac ABS, Inc., Residential Mortgage-Backed Trust, Series 2006-L1

Ladies and Gentlemen:

                  Attached is the Trustee's preliminary exception report delivered in accordance with Section 2.02 of the referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Pooling and Servicing Agreement.

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY


                                       By:  ________________________________
                                      Name:
                                     Title:




                                       F-3

                                   EXHIBIT F-2

                      FORM OF TRUSTEE'S FINAL CERTIFICATION


                                             __________________________________
                                             [Date]




IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, California 91101

     Re: Pooling and Servicing Agreement dated as of March 1, 2006 among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee with respect to IndyMac ABS, Inc., Residential Mortgage-Backed Trust, Series 2006-L1

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

                  The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on
Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (1), (3), (10), (11), (15) and (18) in the definition of Mortgage Loan Schedule is correct.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

                                     DEUTSCHE BANK NATIONAL TRUST COMPANY


                                     By:    _______________________________
                                     Name:
                                     Title:



                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE


IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, California 91101

     Re: IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust, Series 2006-L1, Mortgage-Backed Certificates


Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of March 1, 2006, among IndyMac ABS, Inc. as Depositor, IndyMac Bank, F.S.B. as Seller and Servicer and Deutsche Bank National Trust Company as Trustee (the "Trustee"), we hereby acknowledge the receipt of the original Mortgage Notes with any exceptions thereto listed on Exhibit 1.

                                     DEUTSCHE BANK NATIONAL TRUST COMPANY


                                     By:    _______________________________
                                     Name:
                                     Title:



                                       G-1

                                    EXHIBIT G

                           FORM OF CORRIDOR AGREEMENTS



BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                      March 17, 2006

TO: Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of IndyMac Residential Mortgaged-Backed Trust, Series 2006-L1, Residential Mortgage-Backed Certificates, Series 2006-L1

ATTENTION:                 Trust Administration - IN06L1
TELEPHONE:                 1-714-247-6000
FACSIMILE:                 1-714-247-6470

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC7971

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of IndyMac Residential Mortgaged-Backed Trust, Series 2006-L1, Residential Mortgage-Backed Certificates, Series 2006-L1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA DEFINITIONS (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of March 1, 2006, among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer and Deutsche Bank National Trust Company, as Trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:          Rate Cap

       Notional Amount: With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in Schedule I attached hereto and (ii) the aggregate Certificate Principal Balance of the Class A Certificates immediately preceding the related Floating Rate Payer Payment Date.

       Trade Date:                  March 8, 2006

       Effective Date:              April 25, 2006

       Termination Date:            June 25, 2006, subject to adjustment in
                                    accordance with the Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:     Counterparty

              Fixed Rate Payer
              Payment Date:         March 17, 2006

              Fixed Amount:         USD 19,000. Such amount being the net Fixed
                                    Amount of this Transaction and the
                                    transaction with BSFP Reference Number
                                    FXNEC7972.


       FLOATING AMOUNTS:

              Floating Rate Payer:  BSFP

              Cap Rate:             With respect to any Calculation Period, the
                                    rate set forth for such period in Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:     May 25, 2006 and the Termination Date,
                                    subject to adjustment in accordance with the Business Day Convention.

              Floating Rate Payer
              Payment Dates:        Early Payment shall be applicable. The
                                    Floating Rate Payer Payment Dates shall be one Business Day prior to each Floating Rate
                                    Payer Period End Date.

              Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.82000% then the Floating Rate for such Calculation Period shall be deemed to be 9.82000%.

              Designated Maturity:  One month

              Floating Rate Day
              Count Fraction:       Actual/360

              Reset Dates:          The first day of each Calculation Period.

              Compounding:          Inapplicable

       Business Days:               New York and Santa Ana

       Business Day Convention:     Following

3.     Additional Provisions:       Each party hereto is hereby advised and
                                    acknowledges that the other party has
                                    engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the ISDA Form Master Agreement will not apply to Counterparty.

(i) The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(j) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

3) Tax Representations. (a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
     Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.


      The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

      Deutsche Bank National Trust Company is the Trustee under the Pooling and Servicing Agreement.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction which this Confirmation relates, Counterparty's only obligation under Section 2(a)(ii) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                     DATE BY WHICH TO
                                      CERTIFICATE                        BE DELIVERED
BSFP and                              Any    document    required   or   Promptly  after  the  earlier  of (i)  reasonable
the Counterparty                      reasonably  requested  to  allow   demand  by  either  party or (ii)  learning  that
                                      the   other    party   to   make   such form or document is required
                                      payments  under  this  Agreement
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D) REPRESENTATION
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and Counterparty    A certificate of an             Upon the execution and        Yes
                         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency
                         and authority of the
                         respective officers of the
                         party signing this Agreement.
BSFP                     Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.
BSFP                     A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized

6)  MISCELLANEOUS. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address:          One Metrotech Center North, Brooklyn,
                                    New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address:          Deutsche Bank National Trust Company
                                    1761 E. St. Andrew Place
                                    Santa Ana, CA 92705
                  Attention:        Trust Administration - IN06L1
                  Facsimile No.:    1-714-247-6285
                  Telephone:        1-714-247-6000

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:            Not Applicable

                  The Counterparty appoints as its
                  Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of ISDA Form Master
Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against IndyMac ABS, Inc. or Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions Set-off set forth in Section 6(e) of the ISDA Master Form Agreement shall not apply for purposes of this Transaction.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, PROVIDED that BSFP and the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).
8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) RELATIONSHIP BETWEEN PARTIES.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

         (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

         (2) EVALUATION AND UNDERSTANDING.

         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

         (3) PURPOSE. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

         (4) STATUS OF PARTIES. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

         (5) ELIGIBLE CONTRACT PARTICIPANT. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

10) The ISDA Form Master Agreement is hereby amended as follows

         (a) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

11) Additional Termination Events. Additional Termination Events will apply. (i) If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event. (ii) If, upon the occurrence of a Swap Disclosure Event (as defined in paragraph 13 below) BSFP has not, within 10 Business Days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) of paragraph 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade, BSFP shall, at its own expense, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement.

13) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that IndyMac ABS, Inc. ("IMABS") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, IMABS requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by IMABS, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to IMABS the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement, subject to Rating Agency Condition, from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

 (iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to IMABS in accordance with clause (iii)(a) of paragraph 13 or causes its affiliate to provide Swap Financial Disclosure to IMABS in accordance with clause (iii)(c) of paragraph 13, it will indemnify and hold harmless IMABS, its respective directors or officers and any person controlling IMABS, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  PAYMENTS TO BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                Deutsche Bank National Trust Company
                                ABA # 021001033
                                Account # 01419663
                                Account Name: NYLTD Funds Control/Stars West
                                Ref: IndyMac 2006-L1 Class A Certificates

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact SUSAN DONLON by telephone at 212-272-2364. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    _______________________________
       Name:
       Title:


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR INDYMAC RESIDENTIAL MORTGAGED-BACKED TRUST, SERIES 2006-L1, RESIDENTIAL MORTGAGE-BACKED CERTIFICATES, SERIES 2006-L1



By:    _______________________________
       Name:
       Title:


am

                                   SCHEDULE I

   (all such dates subject to adjustment in accordance with the Business Day
                                  Convention)



FROM AND INCLUDING      TO BUT EXCLUDING     NOTIONAL AMOUNT (USD)       CAP RATE (%)
------------------      ----------------     ---------------------       ------------
  Effective Date          25-May-2006            232,099,883.00            6.33000
   25-May-2006          Termination Date         225,049,670.00            6.13000

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:            March 17, 2006

TO: Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of IndyMac Residential Mortgaged-Backed Trust, Series 2006-L1, Residential Mortgage-Backed Certificates, Series 2006-L1

ATTENTION:       Trust Administration - IN06L1
TELEPHONE:       1-714-247-6000
FACSIMILE:       1-714-247-6470

FROM:            Derivatives Documentation
TELEPHONE:       212-272-2711
FACSIMILE:       212-272-9857

SUBJECT:         Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:FXNEC7972

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of IndyMac Residential Mortgaged-Backed Trust, Series 2006-L1, Residential Mortgage-Backed Certificates, Series 2006-L1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA DEFINITIONS (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of March 1, 2006, among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer and Deutsche Bank National Trust Company, as Trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional                             Amount: With respect to any
                                            Calculation Period, the lesser of
                                            (i) the amount set forth for such
                                            period in Schedule I attached hereto
                                            and (ii) the aggregate Certificate
                                            Principal Balance of the Subordinate
                                            Certificates immediately preceding
                                            the related Floating Rate Payer
                                            Payment Date.

       Trade Date:                          March 8, 2006

       Effective Date:                      April 25, 2006

       Termination Date:                    June 25, 2006, subject to adjustment
                                            in accordance with the Business Day
                                            Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:March 17, 2006

              Fixed Amount:The Fixed Amount will be netted as specified the Confirmation identified by BSFP Reference Number FXNEC7971.

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With  respect  to any  Calculation
                                            Period,  the rate set  forth for
                                            such period in Schedule I attached
                                            hereto.

              Floating Rate Payer
              Period End Dates:             May 25,  2006  and the  Termination
                                            Date,  subject  to  adjustment  in
                                            accordance with the Business Day
                                            Convention.


              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be applicable.
                                            The Floating  Rate Payer Payment
                                            Dates  shall be one  Business  Day
                                            prior to each  Floating  Rate Payer
                                            Period End Date.

              Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any
                                            Calculation Period is greater than
                                            7.50000% then the Floating Rate for
                                            such Calculation Period shall be
                                            deemed to be 7.50000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York and Santa Ana

       Business Day Convention:             Following

3.     Additional Provisions:


                                            Each party hereto is hereby advised
                                            and acknowledges that the other
                                            party has engaged in (or refrained
                                            from engaging in) substantial
                                            financial transactions and has
                                            taken (or refrained from taking)
                                            other material actions in reliance
                                            upon the entry by the parties into
                                            the Transaction being entered into
                                            on the terms and conditions set
                                            forth herein and in the
                                            Confirmation relating to such
                                            Transaction, as applicable.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)       TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of ISDA Form Master Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the ISDA Form Master Agreement will not apply to Counterparty.

(i) The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(j) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

3) Tax Representations. (a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
     Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.


      The following representation will apply to BSFP:

         BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

      Deutsche Bank National Trust Company is the Trustee under the Pooling and Servicing Agreement.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction which this Confirmation relates, Counterparty's only obligation under Section 2(a)(ii) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:


PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                     DATE BY WHICH TO
                                      CERTIFICATE                        BE DELIVERED
BSFP and                              Any    document    required   or   Promptly  after  the  earlier  of (i)  reasonable
the Counterparty                      reasonably  requested  to  allow   demand  by  either  party or (ii)  learning  that
                                      the   other    party   to   make   such form or document is required
                                      payments  under  this  Agreement
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D) REPRESENTATION
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and Counterparty    A certificate of an             Upon the execution and        Yes
                         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency
                         and authority of the
                         respective officers of the
                         party signing this Agreement.
BSFP                     Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.
BSFP                     A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized


6) MISCELLANEOUS. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of ISDA Form Master
Agreement:

         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address:          One Metrotech Center North,
                                    Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address:          Deutsche Bank National Trust Company
                                    1761 E. St. Andrew Place
                                    Santa Ana, CA 92705
                 Attention:         Trust Administration - IN06L1
                 Facsimile No.:     1-714-247-6285
                 Telephone:         1-714-247-6000

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                 BSFP appoints as its
                 Process Agent:            Not Applicable

                 The Counterparty appoints as its
                 Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of ISDA Form Master
Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against IndyMac ABS, Inc. or Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions Set-off set forth in Section 6(e) of the ISDA Master Form Agreement shall not apply for purposes of this Transaction.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, PROVIDED that BSFP and the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).
8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) RELATIONSHIP BETWEEN PARTIES.

                   Each party represents to the other party on each date when it enters into a Transaction that:--

         (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

         (2) EVALUATION AND UNDERSTANDING.

         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

         (3) PURPOSE. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

         (4) STATUS OF PARTIES. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

         (5) ELIGIBLE CONTRACT PARTICIPANT. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

10) The ISDA Form Master Agreement is hereby amended as follows

         (a) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

11) Additional Termination Events. Additional Termination Events will apply. (i) If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event. (ii) If, upon the occurrence of a Swap Disclosure Event (as defined in paragraph 13 below) BSFP has not, within 10 Business Days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) of paragraph 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade, BSFP shall, at its own expense, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement.

13) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that IndyMac ABS, Inc. ("IMABS") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, IMABS requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by IMABS, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to IMABS the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement, subject to Rating Agency Condition, from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

 (iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to IMABS in accordance with clause (iii)(a) of paragraph 13 or causes its affiliate to provide Swap Financial Disclosure to IMABS in accordance with clause (iii)(c) of paragraph 13, it will indemnify and hold harmless IMABS, its respective directors or officers and any person controlling IMABS, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  PAYMENTS TO BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                Deutsche Bank National Trust Company
                                ABA # 021001033
                                Account # 01419663
                                Account Name: NYLTD Funds Control/Stars West
                                Ref: IndyMac 2006-L1 Subordinate Certificates

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact SUSAN DONLON by telephone at 212-272-2364. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    _______________________________
       Name:
       Title:


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR INDYMAC RESIDENTIAL MORTGAGED-BACKED TRUST, SERIES 2006-L1, RESIDENTIAL MORTGAGE-BACKED CERTIFICATES, SERIES 2006-L1



By:    _______________________________
       Name:
       Title:


am

                                   SCHEDULE I

   (all such dates subject to adjustment in accordance with the Business Day
                                  Convention)


FROM AND INCLUDING      TO BUT EXCLUDING      NOTIONAL AMOUNT (USD)    CAP RATE (%)
------------------      ----------------      ---------------------    ------------
  Effective Date          25-May-2006              5,635,000.00          4.51000
   25-May-2006          Termination Date           5,635,000.00          4.31000






                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

     Personally appeared before me the undersigned authority to administer oaths, ___________________ who first being duly sworn deposes and says: Deponent is ___________ of _____________, successor by merger to ________________
("Seller") and who has personal knowledge of the facts set out in this affidavit.

     On ______________________, ________ did execute and deliver a promissory note in the principal amount of $_______________.

         That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

         Seller executes this Affidavit for the purpose of inducing Deutsche Bank National Trust Company, as trustee on behalf of IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage Backed Certificates, Series 2006-L1, to accept the transfer of the above described loan from Seller.

         Seller agrees to indemnify Deutsche Bank National Trust Company, IndyMac ABS, Inc. and IndyMac Bank, F.S.B. harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:  _______________
     _______________







STATE OF_____________                  )
                                       )   ss.:
COUNTY OF___________                   )


         On this _____ day of _____________, 20__, before me, a Notary Public, in and for said County and State, appeared ___________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

         Witness my hand and Notarial Seal this _____________ day of 20__.

____________________
____________________
My commission expires _____________.





                                       I-1

                                    EXHIBIT I

            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE



                                                  [DATE]

IndyMac ABS, Inc.                      Deutsche Bank National Trust Company
155 North Lake Avenue                  1761 East St. Andrew Place
Pasadena, California 91101             Santa Ana, California 92705-4934
                                       Attention: Trust Administration - IN06L1

     Re: IndyMac ABS Inc., IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates, Series 2006-L1


Ladies and Gentlemen:

                  _______________________________ (the "Transferee") intends to acquire from __________________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage Backed Certificates, Series 2006-L1, Class ___ (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2006 among IndyMac ABS, Inc. as depositor (the "Depositor"), IndyMac Bank, F.S.B. as seller (the "Seller") and servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer the following:

                  The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R.ss.2510.3-101 and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R.ss. 2510.3-101.

                                                        Very truly yours,

                                                        [Transferee]

                                        By:___________________________
                                      Name:
                                     Title:



                                       J-7

                                    EXHIBIT J

                       FORM OF RULE 144A INVESTMENT LETTER

                                     [Date]


IndyMac ABS, Inc.                      Deutsche Bank National Trust Company
155 North Lake Avenue                  1761 East St. Andrew Place
Pasadena, California 91101             Santa Ana, California 92705-4934
                                       Attention: Trust Administration - IN06L1

     Re: IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates Series 2006-L1


Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that:

(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws;

(b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates;

(c) [Reserved];

(d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates;

(e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act; and

(f) either (i) we are not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101 or (ii) we have provided the Trustee, the Depositor and the Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to such parties to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement].

                                                        Very truly yours,

                                                        [NAME OF TRANSFEREE]

                                                         By:____________________
                                                           Authorized Officer





                                                            ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  _______ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

                  _______ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  _______ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  _______ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  _______ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.


---------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                  _______ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  _______ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  _______ INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  _______ SMALL BUSINESS INVESTMENT COMPANY. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  _______ BUSINESS DEVELOPMENT COMPANY. Buyer is a business development company as defined in

                  Section 202(a)(22) of the Investment Advisors Act of 1940.

3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and
(ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                     ___________________________
                                     Print Name of Buyer

                                     By:    __________________________
                                     Name:
                                     Title:

                                     Date:  __________________________




                                                            ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyers Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ______ The Buyer owned $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ______ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     ___________________________
                                     Print Name of Buyer

                                     By:    __________________________
                                     Name:
                                     Title:


                                     IF AN ADVISER:


                                     ___________________________
                                     Print Name of Buyer


                                     Date:______________________




                                       K-1

                                    EXHIBIT K

                                   [RESERVED]





                                       L-1

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                     [DATE]


IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, California 91101

               Re: IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates, Series 2006-L1

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class R Certificate is to impede the assessment or collection of tax.

                                     Very truly yours,

                                     [TRANSFEROR]

                                     By:   _______________________________
                                     Name:
                                     Title:



                                      M-3


                                    EXHIBIT M

                  AFFIDAVIT OF TRANSFER OF CLASS R CERTIFICATES
                           PURSUANT TO SECTION 5.02(D)

      INDYMAC ABS, INC. INDYMAC RESIDENTIAL MORTGAGE-BACKED TRUST 2006-L1,
                  MORTGAGE-BACKED CERTIFICATES, SERIES 2006-L1

STATE OF_____________                  )
                                       )   ss.:
COUNTY OF___________                   )


                  The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of, the proposed Transferee of an Ownership Interest in Class R Certificates (the "Certificate") issued pursuant to the Pooling and Servicing Agreement (the "Agreement"), relating to the above-referenced Certificates, among the IndyMac ABS, Inc. (the "Depositor"), IndyMac Bank, F.S.B., as seller (the "Seller") and servicer (the "Servicer") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2. The Transferee is, as of the date hereof and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) to a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit L to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8. The Transferee's taxpayer identification number is .

9. The Transferee is a United States Person as defined in the Agreement.

10. The Transferee is aware that the Certificate may be a "non-economic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a non-economic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor is it acting on behalf of such a plan.





     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _______ day of _______, ____.

                                    [NAME OF TRANSFEREE]


                                     By:   __________________________
                                     Name:
                                     Title:


[Corporate Seal]

ATTEST:

_____________________________
[Assistant] Secretary

         Personally appeared before me the above-named
___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ______________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of __________, ____.


                                                _____________________________
                                                     NOTARY PUBLIC


                           My Commission expires the ____ day of ________, ____.




                                     N-1-1


                                   EXHIBIT N-1

      FORM OF CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH FORM 10-K

                  Re:      IndyMac ABS Inc.
                           IndyMac Residential Mortgage-Backed Trust 2006-L1 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-L1

                  I, [identify the certifying individual], certify that:

                  1. I have reviewed this annual report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates, Series 2006-L1 (the "Exchange Act Periodic Reports");

                  2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                  3. Based on my knowledge, the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

                  4. Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act Periodic Reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s) in all material respects; and;

                  5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

                  In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company.



Date: __________________


                                          _______________________________
                                          [Signature]

                                          [Title]




                                     N-2-1


                                   EXHIBIT N-2

                         TRUSTEE'S OFFICER'S CERTIFICATE


                  I, ____________________, a duly elected and acting officer of Deutsche Bank National Trust Company (the "Trustee") hereby certify as follows:

                  Reference is hereby made to the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling Agreement") by and among IndyMac Bank, F.S.B., as seller and servicer, IndyMac ABS, Inc., as depositor and Deutsche Bank National Trust Company, as trustee and supplemental interest trustee, pursuant to which was created the IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates, Series 2006-L1 (the "Trust"). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Pooling Agreement.

                  1. I am an authorized officer of the Trustee and I have reviewed this annual report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of IndyMac Residential Mortgage-Backed Trust 2006-L1, Mortgage-Backed Certificates, Series 2006-L1 (the "Exchange Act Periodic Reports");

                  2. For purposes of this certificate, "Relevant Information" means the information in the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Reg AB (the "Servicing Assessment"), the registered public accounting firm's attestation provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Reg AB ( the "Attestation Report") applicable to the Trustee and the Monthly Statements (excluding information provided, or based on information provided, by the Servicer or any servicer) and those items in Exhibit S attached to the Pooling and Servicing Agreement which indicate the 4.03 statement or the Trustee as the responsible party during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

                  3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in the Monthly Statements.

                  4. I am responsible for reviewing the activities performed by the Trustee, as servicer under the Pooling Agreement during the Relevant Year. Based upon the review required by the Pooling Agreement and except as disclosed in the Servicing Assessment or Attestation Report, to the best of my knowledge, the Trustee has fulfilled its obligations under the Pooling Agreement throughout the Relevant Year. Relevant Year shall mean 200__.

DATED as of _____________, 200____.


                                       By:   _____________________________
                                       Name: _____________________________
                                       Title:_____________________________


                                      O-5


                                    EXHIBIT O

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

KEY:
X - obligation


WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.




------------------ ---------------------------------- ------------ ----------- ----------- -----------
                                     PRIMARY
REG AB REFERENCE   SERVICING CRITERIA                  SERVICER     SERVICER    TRUSTEE      NOTES
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(1)(i)      Policies   and   procedures   are       X           X          X-1      1 -
                   instituted    to   monitor    any                                       ATTEST TO
                   performance   or  other  triggers                                       KNOWLEDGE
                   and    events   of   default   in                                       BUT NOT
                   accordance  with the  transaction                                       TO PROCESS
                   agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(1)(ii)     If   any    material    servicing       X           X
                   activities   are   outsourced  to
                   third   parties,   policies   and
                   procedures   are   instituted  to
                   monitor    the   third    party's
                   performance  and compliance  with
                   such servicing activities.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Any     requirements    in    the                                       NA
                   transaction     agreements     to
                   maintain a back-up  servicer  for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(1)(iv)     A  fidelity  bond and  errors and       X           X
                   omissions  policy is in effect on
                   the  party  participating  in the
                   servicing   function   throughout
                   the   reporting   period  in  the
                   amount of  coverage  required  by
                   and otherwise in accordance  with
                   the  terms  of  the   transaction
                   agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   CASH        COLLECTION        AND
                   ADMINISTRATION
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(2)(i)      Payments   on  pool   assets  are       X           X
                   deposited  into  the  appropriate
                   custodial   bank   accounts   and
                   related  bank  clearing  accounts
                   no more  than two  business  days
                   following receipt,  or such other
                   number of days  specified  in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Disbursements   made   via   wire       X           X
                   transfer  on behalf of an obligor
                   or to an  investor  are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Advances  of funds or  guarantees       X           X
                   regarding    collections,    cash
                   flows or  distributions,  and any
                   interest  or other  fees  charged
                   for  such  advances,   are  made,
                   reviewed    and    approved    as
                   specified   in  the   transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   The  related   accounts  for  the       X           X
                   transaction,    such    as   cash
                   reserve   accounts   or  accounts
                   established  as a  form  of  over
                   collateralization,            are
                   separately    maintained   (e.g.,
                   with  respect to  commingling  of
                   cash)   as  set   forth   in  the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Each    custodial    account   is       X           X           X
                   maintained    at   a    federally
                   insured  depository   institution
                   as set  forth in the  transaction
                   agreements.  For purposes of this
                   criterion,   "federally   insured
                   depository    institution"   with
                   respect  to a  foreign  financial
                   institution   means   a   foreign
                   financial  institution that meets
                   the    requirements    of    Rule
                   13k-1(b)(1)   of  the  Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Unissued  checks are  safeguarded       X
                   so  as  to  prevent  unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(2)(vii)    Reconciliations  are  prepared on       X           X
                   a    monthly    basis   for   all
                   asset-backed  securities  related
                   bank     accounts,      including
                   custodial  accounts  and  related
                   bank  clearing  accounts.   These
                   reconciliations      are      (A)
                   mathematically    accurate;   (B)
                   prepared  within 30 calendar days
                   after the bank  statement  cutoff
                   date,  or such  other  number  of
                   days     specified     in     the
                   transaction    agreements;    (C)
                   reviewed  and approved by someone
                   other   than   the   person   who
                   prepared the reconciliation;  and
                   (D)  contain   explanations   for
                   reconciling      items.     These
                   reconciling  items  are  resolved
                   within 90 calendar  days of their
                   original identification,  or such
                   other  number  of days  specified
                   in the transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   INVESTOR      REMITTANCES     AND
                   REPORTING
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(3)(i)      Reports to  investors,  including       X           X
                   those  to  be   filed   with  the
                   Commission,   are  maintained  in
                   accordance  with the  transaction
                   agreements     and     applicable
                   Commission          requirements.
                   Specifically,  such  reports  (A)
                   are prepared in  accordance  with
                   timeframes  and  other  terms set
                   forth    in    the    transaction
                   agreements;      (B)      provide
                   information     calculated     in
                   accordance    with   the    terms
                   specified   in  the   transaction
                   agreements;  (C) are  filed  with
                   the  Commission  as  required  by
                   its  rules and  regulations;  and
                   (D) agree with  investors' or the
                   trustee's   records   as  to  the
                   total  unpaid  principal  balance
                   and   number   of   Pool   Assets
                   serviced by the Servicer.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Amounts  due  to  investors   are       X           X
                   allocated    and    remitted   in
                   accordance    with    timeframes,
                   distribution  priority  and other
                   terms    set    forth    in   the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Disbursements    made    to    an       X           X
                   investor  are  posted  within two
                   business  days to the  Servicer's
                   investor  records,  or such other
                   number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(3)(iv)     Amounts   remitted  to  investors       X           X
                   per the  investor  reports  agree
                   with cancelled  checks,  or other
                   form  of  payment,  or  custodial
                   bank statements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   POOL ASSET ADMINISTRATION
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(i)      Collateral or security on pool          X
                   assets is maintained as required
                   by the transaction agreements or
                   related pool asset documents.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(ii)     Pool assets and related                 X
                   documents are safeguarded as
                   required by the transaction
                   agreements
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(iii)    Any   additions,    removals   or       X           X
                   substitutions  to the asset  pool
                   are made,  reviewed  and approved
                   in     accordance     with    any
                   conditions  or   requirements  in
                   the transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(iv)     Payments    on    pool    assets,       X
                   including  any  payoffs,  made in
                   accordance  with the related pool
                   asset  documents  are  posted  to
                   the  Servicer's  obligor  records
                   maintained   no  more   than  two
                   business days after  receipt,  or
                   such   other   number   of   days
                   specified   in  the   transaction
                   agreements,   and   allocated  to
                   principal,   interest   or  other
                   items    (e.g.,     escrow)    in
                   accordance  with the related pool
                   asset documents.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   The Servicer's records regarding        X
                   the pool assets agree with the
                   Servicer's records with respect to
                   an obligor's unpaid principal
1122(d)(4)(v)      balance.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Changes   with   respect  to  the       X
                   terms or status  of an  obligor's
                   pool    assets    (e.g.,     loan
                   modifications  or re-agings)  are
                   made,  reviewed  and  approved by
                   authorized      personnel      in
                   accordance  with the  transaction
                   agreements   and   related   pool
1122(d)(4)(vi)     asset documents.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Loss   mitigation   or   recovery       X
                   actions    (e.g.,     forbearance
                   plans,  modifications  and  deeds
                   in    lieu    of     foreclosure,
                   foreclosures  and  repossessions,
                   as  applicable)   are  initiated,
                   conducted    and   concluded   in
                   accordance  with  the  timeframes
                   or       other       requirements
                   established  by  the  transaction
1122(d)(4)(vii)    agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(viii)   Records  documenting   collection       X
                   efforts  are  maintained   during
                   the   period  a  pool   asset  is
                   delinquent  in  accordance   with
                   the transaction agreements.  Such
                   records  are   maintained  on  at
                   least a  monthly  basis,  or such
                   other  period  specified  in  the
                   transaction    agreements,    and
                   describe the entity's  activities
                   in  monitoring   delinquent  pool
                   assets  including,  for  example,
                   phone calls,  letters and payment
                   rescheduling   plans   in   cases
                   where   delinquency   is   deemed
                   temporary   (e.g.,   illness   or
                   unemployment).
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(ix)     Adjustments to interest rates or        X
                   rates of return for pool assets
                   with variable rates are computed
                   based on the related pool asset
                   documents.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
1122(d)(4)(x)      Regarding   any  funds   held  in       X
                   trust  for an  obligor  (such  as
                   escrow accounts):  (A) such funds
                   are analyzed,  in accordance with
                   the    obligor's    pool    asset
                   documents,  on at least an annual
                   basis,   or  such  other   period
                   specified   in  the   transaction
                   agreements;  (B) interest on such
                   funds is paid,  or  credited,  to
                   obligors   in   accordance   with
                   applicable  pool asset  documents
                   and  state  laws;  and  (C)  such
                   funds   are   returned   to   the
                   obligor  within 30 calendar  days
                   of full  repayment of the related
                   pool   assets,   or  such   other
                   number of days  specified  in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Payments  made  on  behalf  of an       X
                   obligor    (such    as   tax   or
                   insurance  payments)  are made on
                   or before the related  penalty or
                   expiration  dates,  as  indicated
                   on  the   appropriate   bills  or
                   notices   for   such    payments,
                   provided  that such  support  has
                   been  received by the servicer at
                   least 30  calendar  days prior to
                   these   dates,   or  such   other
                   number of days  specified  in the
1122(d)(4)(xi)     transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Any late payment penalties in           X
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the Servicer's funds
                   and not charged to the obligor,
                   unless the late payment was due
                   to the obligor's error or
1122(d)(4)(xii)    omission.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Disbursements made on behalf of         X
                   an obligor are posted within two
                   business days to the obligor's
                   records maintained by the
                   servicer, or such other number of
                   days specified in the
1122(d)(4)(xiii)   transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Delinquencies,   charge-offs  and       X           X
                   uncollectible     accounts    are
                   recognized    and   recorded   in
                   accordance  with the  transaction
1122(d)(4)(xiv)    agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------
                   Any external enhancement or             X
                   other support, identified in Item
                   1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is
                   maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ---------------------------------- ------------ ----------- ----------- -----------





                                      P-9


                                    EXHIBIT P

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Trustee pursuant to Section 3.24(a)(iv). If the Trustee is indicated below as to any item, then the Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "4.03 statement" are required to be included in the periodic Distribution Date statement under Section 6.07, provided by the Trustee based on information received from the Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 4.03 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.


    FORM            ITEM                              DESCRIPTION                             RESPONSIBLE PARTY
-------------- --------------- ---------------------------------------------------------- ---------------------------
10-D           Must be filed within 15 days of the distribution date for the asset-backed securities.
               ======================================================================================
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1               DISTRIBUTION AND POOL PERFORMANCE INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1121(A) - DISTRIBUTION AND POOL PERFORMANCE
                               INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (1) Any applicable record dates, accrual dates,            4.03 statement
                               determination dates for
                               calculating distributions and actual distribution
                               dates for the distribution period.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (2) Cash flows received and the sources thereof            4.03 statement
                               for  distributions, fees and
                               expenses.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (3) Calculated amounts and distribution of the
                               flow of funds for the period                               4.03 statement
                               itemized by type and priority of payment,
                               including:
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (i) Fees or expenses accrued and paid,
                               with an identification of the                              4.03 statement
                               general purpose of such fees and the party
                               receiving such fees or expenses.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (ii) Payments accrued or paid with
                               respect to  enhancement or other                           4.03 statement
                               support identified in Item 1114 of Regulation AB
                               (such as insurance premiums or other enhancement
                               maintenance fees), with an identification of the
                               general purpose of such payments and the party
                               receiving such payments.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (iii) Principal, interest and other               4.03 statement
                               distributions accrued and paid on the
                               asset-backed securities by type and by class or
                               series and any principal or interest shortfalls
                               or carryovers.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (iv) The amount of excess cash flow or            4.03 statement
                               excess  spread and the disposition
                               of excess cash flow.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (4) Beginning and ending principal balances of             4.03 statement
                               the asset-backed securities.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (5) Interest rates applicable to the pool assets           4.03 statement
                               and the asset-backed securities,
                               as applicable. Consider providing interest rate
                               information for pool assets in appropriate
                               distributional groups or incremental ranges.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (6) Beginning and ending balances of transaction           4.03 statement
                               accounts, such as reserve
                               accounts, and material account activity during
                               the period.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (7) Any amounts drawn on any credit enhancement            4.03 statement
                               or other support identified in
                               Item 1114 of Regulation AB, as applicable, and
                               the amount of coverage remaining under any such
                               enhancement, if known and applicable.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (8) Number and amount of pool assets at the                4.03 statement
                               beginning and ending of each
                               period, and updated pool composition information,          Updated pool composition
                               such as weighted average coupon, weighted                  information fields to be as
                               average life, weighted average                             specified by Depositor from
                               remaining term, pool                                       time to time
                               factors and prepayment amounts.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (9) Delinquency and loss information for the period.       4.03 statement.

                               In  addition,   describe  any  material  changes  to  the
                               information  specified in Item  1100(b)(5)  of Regulation  Form 10-D report: Servicer
                               AB regarding the pool assets.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (10) Information on the amount, terms and general          4.03 statement
                               purpose of any advances made or
                               reimbursed during the period, including the
                               general use of funds advanced and the general
                               source of funds for reimbursements.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (11) Any material modifications, extensions or             4.03 statement
                               waivers to pool asset terms, fees,
                               penalties or payments during the distribution
                               period or that have cumulatively become material
                               over time.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (12) Material breaches of pool asset                       Form 10-D report:
                               representations or  warranties                             Securities Adminstrator
                               or transaction covenants.
                                                                                          (subject   to    Depositor
                                                                                          approval)
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (13) Information on ratio, coverage or other               4.03 statement
                               tests used for determining any
                               early amortization, liquidation or other
                               performance trigger and whether the trigger was
                               met.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (14) Information regarding any new issuance of             Form 10-D report:
                                asset-backed securities backed
                               by the same asset pool, Depositor

                               [information  regarding]  any pool asset  changes  (other  Form 10-D report: Servicer than in connection with a pool asset converting
                               into Servicer cash in
                               accordance with its terms), such as additions or
                               removals in connection with a prefunding or
                               revolving period and pool asset substitutions and
                               repurchases (and purchase rates, if applicable),
                               and cash flows available for future purchases,
                               such as the balances of any prefunding or
                               revolving accounts, if applicable.

                               Disclose any material changes in the solicitation,         Form 10-D report: Servicer
                               credit-granting, underwriting, origination, acquisition
                               or pool selection criteria or procedures, as
                               applicable, used to
                               originate, acquire or select the new pool assets.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1121(B) - PRE-FUNDING OR REVOLVING PERIOD             Depositor
                               INFORMATION

                               Updated pool information as required under Item
1121(b).
-------------- --------------- ---------------------------------------------------------- ---------------------------
               2               LEGAL PROCEEDINGS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee
                               Issuing entity
                                                                                          Depositor
                               Servicer, affiliated Servicer, other Servicer
                               servicing 20% or more of pool assets at time of
                               report, other Servicer material servicers

                               Originator of 20% or more of pool assets as of the
                               Cut-off Date                                               Servicer

-------------- --------------- ---------------------------------------------------------- ---------------------------
               3               SALES OF SECURITIES AND USE OF PROCEEDS
-------------- --------------- ---------------------------------------------------------- ---------------------------
               INFORMATION FROM ITEM 2(A) OF PART II OF FORM 10-Q:

                               With respect to any sale of securities by the
                               sponsor, depositor or issuing entity, that are
                               backed by the same Depositor asset pool or are
                               otherwise issued by the issuing entity, whether
                               or not registered, provide the sales and use of
                               proceeds information in Item 701 of Regulation
                               S-K. Pricing information can be omitted if
                               securities were not registered.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               4               DEFAULTS UPON SENIOR SECURITIES
-------------- --------------- ---------------------------------------------------------- ---------------------------
                INFORMATION FROM ITEM 3 OF PART II OF FORM 10-Q:

                               Report the occurrence of any Event of Default (after
                               expiration of any grace period and provision of any        Trustee
                               required notice)
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               INFORMATION FROM ITEM 4 OF PART II OF FORM 10-Q            Party    submitting    the
                                                                                          matter to Holders for vote
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6               SIGNIFICANT OBLIGORS OF POOL ASSETS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION*  Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Item.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               7               SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL    Depositor
                               INFORMATION*

                               Determining applicable disclosure threshold


                               Obtaining required financial information or effecting
                               incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL
                               INFORMATION*

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage
                                                                                          Trustee

                               Obtaining  required  financial  information  or effecting  Trustee incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Items.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               8               OTHER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED
                               ON FORM The Responsible Party for 8-K DURING THE
                               PERIOD COVERED BY THE FORM 10-D BUT NOT the
                               applicable Form 8-K REPORTED item as indicated
                               below
-------------- --------------- ---------------------------------------------------------- ---------------------------
               9               EXHIBITS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Distribution report                                        Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               EXHIBITS  REQUIRED BY ITEM 601 OF REGULATION S-K, SUCH AS  Depositor
                               MATERIAL AGREEMENTS
-------------- ------------------------------------------------------------------------------------------------------
8-K            Must be filed within four business days of an event reportable on Form 8-K.
               ===========================================================================
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required  regarding entry into or amendment  Servicer; or any of the of any  definitive  agreement  that  is  material  to the  following that is a party
                               securitization, even if depositor is not a party.          to the agreement if
                                                                                          Servicer is not: Trustee,
                               Examples: servicing agreement, custodial agreement.        Sponsor, Depositor

                               Note:   disclosure   not   required   as  to   definitive
              agreements that are fully disclosed in the prospectus
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.02            TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure  is  required  regarding  termination  of  any  Servicer; or any of the
                               definitive    agreement   that   is   material   to   the  following that is a party
                               securitization  (other than expiration in accordance with  to the agreement if
                               its terms), even if depositor is not a party.              Servicer is not: Trustee,
                                                                                          Sponsor, Depositor
                               Examples: servicing agreement, custodial agreement.

-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.03            BANKRUPTCY OR RECEIVERSHIP
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding the bankruptcy            Servicer
                               or receivership, if known to the
                               Servicer, with respect to any of the following:

                               Sponsor (Seller), Depositor, Servicer, affiliated
                               Servicer, other Servicer servicing 20% or more of
                               pool assets at time of report, other material
                               servicers, Trustee, significant obligor, credit
                               enhancer (10% or more), derivatives counterparty
-------------- --------------- ---------------------------------------------------------- ---------------------------
               2.04            TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT
                               FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
                               OFF-BALANCE SHEET ARRANGEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Includes an early amortization, performance                Servicer
                               trigger or  other event, including event
                               of default, that would materially alter the
                               payment priority/distribution of cash
                               flows/amortization schedule.

                               Disclosure will be made of events other than
                               waterfall triggers which are disclosed in the
                               4.03 statement
-------------- --------------- ---------------------------------------------------------- ---------------------------
               3.03            MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any material modification to     Trustee
                               documents defining the rights of Certificateholders,
                               including the Pooling and Servicing Agreement
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                               CHANGE IN FISCAL YEAR
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any amendment "to the            Depositor
                               governing documents of the issuing entity"
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5.06            CHANGE IN SHELL COMPANY STATUS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               [Not applicable to ABS issuers]                            Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.01            ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               [Not included in reports to be filed under Section 3.18]   Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.02            CHANGE OF SERVICER OR TRUSTEE
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Requires disclosure of any removal, replacement,           Trustee or Servicer
                               substitution or addition of
                               any servicer, affiliated servicer, other servicer
                               servicing 10% or more of pool assets at time of
                               report, other material servicers, certificate
                               administrator or trustee. Reg AB disclosure about
                               any new servicer or trustee is also required.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.03            CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Covers termination of any enhancement in manner            Depositor or Trustee
                               other than by its terms, the
                               addition of an enhancement, or a material change
                               in the enhancement provided. Applies to external
                               credit enhancements as well as derivatives. Reg
                               AB disclosure about any new enhancement provider
                               is also required.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.04            FAILURE TO MAKE A REQUIRED DISTRIBUTION                    Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.05            SECURITIES ACT UPDATING DISCLOSURE
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               If any material pool characteristic differs by 5%          Depositor
                               or more at the time of issuance of the
                               securities from the description in the final
                               prospectus, provide updated Reg AB disclosure
                               about the actual asset pool.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               If there are any new servicers or originators              Depositor
                               required to be disclosed under
                               Regulation AB as a result of the foregoing,
                               provide the information called for in Items 1108
                               and 1110 respectively.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               7.01            REGULATION FD DISCLOSURE                                   Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               8.01            OTHER EVENTS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Any event, with respect to which information is            Depositor
                               not otherwise called for in Form 8-K,
                               that the registrant deems of importance to
                               security holders.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               9.01            FINANCIAL STATEMENTS AND EXHIBITS                          The Responsible Party
                                                                                          applicable to reportable
                                                                                          event
-------------- ------------------------------------------------------------------------------------------------------
10-K           Must be filed within 90 days of the fiscal year end for the registrant.
               =======================================================================
-------------- --------------- ---------------------------------------------------------- ---------------------------
               9B              OTHER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclose any information required to be reported
                               on Form The Responsible Party for 8-K during the
                               fourth quarter covered by the Form 10-K the
                               applicable Form 8-K but not reported item as
                               indicated above
-------------- --------------- ---------------------------------------------------------- ---------------------------
               15              EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION   Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL
                               INFORMATION

                               Determining applicable disclosure threshold

                               Obtaining required financial information or effecting
                               incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL
                               INFORMATION

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage

                               Obtaining required financial information or effecting
                               incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee
                               Issuing entity
                                                                                          Depositor
                               Servicer, affiliated Servicer, other Servicer
                               servicing 20% or more of pool assets at time of
                               report, other Servicer material servicers

                               Originator of 20% or more of pool assets as of the
                               Cut-off Date                                               Servicer

-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1119 - Affiliations and relationships
                               between the following entities, or their
                               respective affiliates, that are material to
                               Certificateholders:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee    (only   as   to
                               Servicer, affiliated Servicer, other Servicer              affiliations between Trustee
                               servicing the 20% or more of                               and such other  parties
                               pool assets at time of report, other  material servicers   listed)


                                                                                          Servicer

                               Originator


                                                                                          Servicer
                               Credit Enhancer/Support Provider
                                                                                          Trustee

                               Significant Obligor                                        Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM  1122 -  ASSESSMENT  OF  COMPLIANCE  WITH  SERVICING  Each  Party  participating
                               CRITERIA                                                   in the servicing function
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1123 - SERVICER COMPLIANCE STATEMENT                  Servicer, Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------



                                  Schedule I-1


                                   SCHEDULE I

               LIST OF MULTIPLE MORTGAGE LOANS TO SINGLE BORROWERS

                             AVAILABLE UPON REQUEST